[LOGO OF SENTINEL FAMILY
 OF FUNDS APPEARS HERE]


     Sentinel
    Family of
      Funds

      Annual
      Report

 November 30, 1995

[LOGO OF SENTINEL FAMILY
 OF FUNDS APPEARS HERE]

Sentinel Group Funds, Inc. (SGF)

Sentinel Pennsylvania
Tax-Free Trust (PA)

National Life Drive,
Montpelier, Vermont 05604

(800) 282-FUND (3863)



--------------------------------------------------------------------------------
Table of Contents

  2  Message to Shareholders
  4  Sentinel Emerging Growth Fund
  7  Sentinel Growth Fund
 10  Sentinel World Fund
 13  Sentinel Common Stock Fund
 16  Sentinel Balanced Fund
 20  Sentinel Bond Fund
 22  Sentinel Tax-Free Income Fund
 25  Sentinel New York Tax-Free Income Fund
 27  Sentinel Government Securities Fund
 29  Sentinel Short-Intermediate Government Fund
 32  Sentinel U.S. Treasury Money Market Fund
 34  SGF Statement of Assets and Liabilities
 36  SGF Statement of Operations
 38  SGF Statement of Changes in Net Assets
 41  SGF Notes to Financial Statements
 46  SGF Financial Highlights
 48  SGF-Report of Independent Accountants
 49  Sentinel Pennsylvania Tax-Free Trust
 51  PA Statement of Assets and Liabilities
 51  PA Statement of Operations
 52  PA Statement of Changes in Net Assets
 53  PA Notes to Financial Statements
 55  PA Financial Highlights
 56  PA-Report of Independent Accountants
 57  Federal Tax Status of Dividends and Distributions
 57  Privileges, Plans and Services for Shareholders
 59  Directors/Trustees and Officers
 60  A Brief History

On the cover:
Fall is the season favored by many Vermonters. This country road in Waitsfield, Vermont, not far from Sentinel's home base in Montpelier, shows why.
Photo by Dennis Curran.

                            Message to Shareholders

[PHOTO OF KENISTON P. MERRILL APPEARS HERE]

Keniston P. Merrill
Chairman

[PHOTO OF JOSEPH M. ROB APPEARS HERE]

Joseph M. Rob
President

Dear Shareholder:
We are pleased to submit our annual report for the twelve months ended November 30, 1995.

The Economy

Politicians, investors, and the Federal Reserve were pleasantly surprised by the performance of the economy and the financial markets during the last twelve months. Economic growth was sufficient to produce relatively low unemployment and impressive gains in corporate profits, but not strong enough to rekindle fears of inflation. Real GDP growth was steady at about 2% in the first half of the year before moving modestly higher to an estimated 3-4% rate of growth in the second half of the year.

As was the case last year, spending by corporations on labor-saving capital equipment was one of the key sources of growth. Intense worldwide competition, together with weak consumer spending, made it difficult for companies to implement price increases. As a result, businesses increased spending on items such as communications equipment and more efficient machinery in a continuing effort to improve output per man-hour.

While employment increased during the year, the rate of job creation was below average for a growing economy. Slow job growth, together with modest wage increases and relatively high consumer debt, combined to restrain spending. Consumers also seemed to change their spending patterns, choosing to focus more on electronic equipment such as personal computers and cellular telephones and less on apparel, furniture, and automobiles.

Currently, the U.S. economy is benefitting from a rare combination of positive events. Moderate growth, low inflation, a stronger dollar, and deficit reduction efforts in Washington have allowed long term interest rates to decline sharply without much intervention by the Federal Reserve. The stock market has responded to the good news by setting a record number of new highs over the last twelve months.

Looking forward, we expect budget negotiations in Washington to lead to a compromise that will put the nation on a path to slower growth in government spending and an eventual balanced budget. Consumer spending, we believe, will continue to be constrained by slow growth in real disposable income and by an increased focus on the need to build retirement savings. Growth in business spending seems likely to slow from the extraordinary levels it reached over the last two years. Together, these factors suggest that real GDP will grow at a sluggish pace (about 2-3%) in 1996. Inflation is expected to remain low, but could experience moderate upward pressure during the year as productivity gains begin to wane. Corporate profits should rise over 1995 levels, although the rate of increase is likely to slow as a result of smaller revenue gains and somewhat lower profit margins.

The Financial Markets

The returns on financial assets during the past twelve months have been spectacular, largely as a result of the significant decline in interest rates. The Lehman Aggregate Bond Index, a widely-used measure of overall bond market performance, produced a total return of 16.8% for the fiscal year ending November 30, 1995. Bond returns soared as interest rates declined precipitously across the maturity spectrum over the past twelve months. Yields on both shorter and longer-term U.S. Treasury securities fell approximately 2 percentage points. Longer maturity securities provided the best relative performance and U.S. Treasury and corporate bonds both outperformed mortgage-backed securities as the non-callable sectors of the fixed income markets performed better than callable ones.

Looking forward, we expect that short-term interest rates will continue to decline amid mounting evidence of sluggish economic growth and abating inflationary pressures. The inflation adjusted return on longer-term bonds is still slightly greater than its long-term average, which suggests that bond yields have room to decline further. In this environment, our fixed-income investment strategy will continue to focus on generating as high a level of current income as is consistent with preserving shareholder capital.

Common stocks produced exceptional returns during our fiscal year, with the Standard & Poor's 500 Index achieving a total return of 36.9%. The combination of solid revenue gains and significant improvements in productivity led to surprisingly strong growth in corporate earnings. The decline in interest rates also resulted in an expansion in price-earnings multiples. Our equity portfolios benefitted from significant gains in financial sector stocks and, to a lesser degree, from holdings in the technology sector. In June, we became concerned about what we considered to be a "speculative mania" surrounding most technology stocks. As value investors, we decided to limit our exposure to the sector at that time and our portfolios maintained a below-average exposure to technology during the second half of the year.

Although corporate profit growth will decelerate over the next twelve months, it appears that earnings per share for the S&P 500 could reach $40 per share in 1996. Using a $40 estimate, the price-earnings multiple for the S&P 500 on 1996 earnings is now about 15 times earnings. Therefore, while the market appears to be relatively expensive based on a number of key valuation measures, such as price-to-book and dividend yield, it still looks reasonably valued on a price-earnings basis and we believe it is appropriate to continue dollar cost averaging programs. (Programs of regular investing do not assure a profit and do not protect against loss in declining markets.)

We appreciate your support and look forward to continuing to help you achieve your long-term investment goals.

Sincerely,

/s/ Keniston P. Merrill        /s/ Joseph M. Rob

Keniston P. Merrill            Joseph M. Rob
Chairman                       President

December 8, 1995


Performance data for each Sentinel Fund is provided in this table. Individual fund reports and financial data are contained in the following pages.


=========================================================================================
Fund Performance

                                             11/30/94 - 11/30/95
                   ----------------------------------------------------------------------
                   11/30/95                       Capital
                   Net Asset                       Gain
Sentinel           Value Per       Income         Distrib-        Total          Lipper**
Fund                Share         Dividends        ution          Return*        Average
Emerging
 Growth             $ 5.20           $ -           $ .91           12.2%          32.4%
-----------------------------------------------------------------------------------------
Growth               16.93            .05           2.57           24.9           31.4
-----------------------------------------------------------------------------------------
World                13.78            .09            .15           10.2            5.1
-----------------------------------------------------------------------------------------
Common Stock         35.21            .74           1.11           32.8           30.1
-----------------------------------------------------------------------------------------
Balanced             16.84            .59            .01           24.4           24.6
-----------------------------------------------------------------------------------------
Bond                  6.49            .42             -            18.8           17.7
-----------------------------------------------------------------------------------------
Government
 Securities          10.30            .63             -            17.9           16.6
-----------------------------------------------------------------------------------------
Tax-Free Income      13.62            .67             -            16.0           18.4
-----------------------------------------------------------------------------------------
PA Tax-Free
 Trust               13.40            .66             -            14.8           13.8
-----------------------------------------------------------------------------------------


                                             11/30/94 - 11/30/95
                   ----------------------------------------------------------------------
                   11/30/95                       Capital
                   Net Asset                       Gain
Sentinel           Value Per       Income         Distrib-        Total          Lipper**
Fund                Share         Dividends        ution          Return*        Average
Short-Intermediate
 Government***      $ 9.84          $.40            $ -            6.3%           16.9%
-----------------------------------------------------------------------------------------
NY Tax-Free
 Income***           11.72           .36              -            8.1             8.0
-----------------------------------------------------------------------------------------
U.S. Treasury
 Money Market         1.00           .05              -            5.0              -
-----------------------------------------------------------------------------------------
Standard &
 Poor's 500+           -             -                -           36.9              -
-----------------------------------------------------------------------------------------
Russell 2000
 Index++               -             -                -           28.5              -
-----------------------------------------------------------------------------------------
Lehman Aggregate
 Bond Index[+]         -             -                -           17.6              -
-----------------------------------------------------------------------------------------
Lehman Municipal
 Bond Index[++]        -             -                -           18.9              -
-----------------------------------------------------------------------------------------

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total investment return.

     Past performance is no guarantee of future results.

** Average performance of category of funds with similar investment objectives as tracked by Lipper Analytical Services.

*** Performance and dividend data since opening of business 3/27/95, the funds' inception date.

+    An unmanaged index of stocks reflecting average prices in the stock market.

++ An unmanaged index of stocks of small capitalization companies reflecting average prices in the stock market.

[+]  An unmanaged index of bonds reflecting average prices in the bond market.

[++] An unmanaged index of bonds reflecting average prices in the municipal bond market.

Sentinel Emerging Growth Fund seeks maximum long-term capital growth primarily through investments in the securities of small to medium-sized companies which management believes to have above-average appreciation potential.

                         Sentinel Emerging Growth Fund

Despite investors' low expectations for equities last December, the broad stock market averages produced exceptional returns this year. The decline in long-term interest rates was a key factor contributing to higher overall stock prices and reminds us of how "a rising tide can lift all boats." To be sure, moderate economic growth and above average growth of corporate profits also were contributing factors. Investors witnessed exceptional relative strength in the shares of technology stocks. Surging demand for PCs, software, and wireless communication products, together with fascination over prospects for the Internet, were some of the primary reasons for the popularity of this group.

While the Emerging Growth Fund was exposed to the above trends, our risk averse investment approach prevented your fund from participating fully in some of the more speculative segments of the market that provided much of the leadership for this year's stock market rally. For the twelve months ended November 30, 1995, the Sentinel Emerging Growth Fund produced a total return of 12.2%. This does not compare favorably to the 32.4% gain for the comparable Lipper small company growth fund universe or the 28.5% gain for the Russell 2000 Index.

Looking forward to 1996, we believe that investors' current high expectations and an almost universal enthusiasm for equities could lead to a measure of disappointment. It is unlikely that 1995's surging corporate profits and markedly declining interest rates will be repeated in 1996. While equity investors may not witness an overall market decline in 1996, we would not be surprised to see some rougher seas or increased volatility. However, we continue to believe that the shares of many smaller capitalized companies remain relatively attractive longer-term investments. Importantly, many of these smaller companies, including selected technology firms, are very well-positioned to benefit from the strong capital flows and dominant commercial trends within the U.S. and international economies.


================================================================================
Sentinel Emerging Growth Fund Performance
3/1/93 inception through 11/30/95

                      Sentinel               Russell          Lipper Small
                      Emerging                2000            Company Growth
                      Growth Fund            Index*           Fund Average
03/01/93               9,500 label          10,000 label        10,000 label
 Mar-93                9,573                10,324              10,345
 Apr-93                9,076                10,041              10,019
 May-93                9,573                10,485              10,536
 Jun-93                9,676                10,550              10,625
 Jul-93                9,412                10,695              10,690
 Aug-93                9,690                11,157              11,189
 Sep-93                9,983                11,472              11,531
 Oct-93                9,954                11,768              11,713
 Nov-93               10,056                11,384              11,344
 Dec-93               10,612                11,773              11,818
 Jan-94               10,723                12,142              12,133
 Feb-94               10,964                12,098              12,126
 Mar-94               10,129                11,461              11,477
 Apr-94               10,055                11,529              11,479
 May-94               10,129                11,399              11,258
 Jun-94                9,777                11,014              10,821
 Jul-94                9,777                11,196              11,011
 Aug-94               10,445                11,819              11,680
 Sep-94               10,463                11,779              11,745
 Oct-94               10,630                11,731              11,900
 Nov-94               10,259                11,257              11,465
 Dec-94               10,620                11,559              11,714
 Jan-95               10,753                11,413              11,574
 Feb-95               11,151                11,888              12,039
 Mar-95               11,151                12,092              12,364
 Apr-95               10,997                12,360              12,525
 May-95               10,997                12,573              12,719
 Jun-95               11,284                13,225              13,471
 Jul-95               11,815                13,987              14,474
 Aug-95               11,948                14,276              14,709
 Sep-95               11,926                14,531              15,059
 Oct-95               11,196                13,882              14,551
 Nov-95               11,505                14,465              15,090

*An unmanaged stock index of small capitalization companies which includes the reinvestment of all income.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.



----------------------------------------
     Average Annual Total Return
          Through 11/30/95

              w/sales         w/o sales
Period        charge+          charge
1 Year          6.5%            12.2%
----------------------------------------
Since
 Inception*     5.2%             7.2%
----------------------------------------

*3/1/93

+Sales charge applicable to year of initial investment.

Effective December 31, 1995, Louis E. Conrad II, the manager of your fund since its inception on March 1, 1993, resigned from Sentinel Advisors. The Emerging Growth Fund is now managed by a team of professionals including Keniston P. Merrill, the current Chairman and Chief Executive Officer of Sentinel Advisors Company, Richard A. Pender, CFA, and Scott T. Brayman, CFA. Combined, the team now watching over your fund has an average of 20 years of investment experience.

We remain dedicated to our mission of maintaining a realistic balance between opportunities for capital appreciation and capital preservation. We will endeavor to identify and invest in the shares of well-managed and financially strong smaller capitalized companies that are positioned for superior long-term capital appreciation. We fully expect that your new investment team's efforts will prove worthy of your continued confidence and investment.

/s/ Keniston P. Merrill

Keniston P. Merrill

/s/ Richard A. Pender

Richard A. Pender, CFA

/s/ Scott T. Brayman

Scott T. Brayman, CFA

Sentinel Emerging Growth Fund
Investment in Securities
at November 30, 1995

--------------------------------------------------------------------------------
                                        Shares                          Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
  Common Stocks 76.5%
  Auto Parts & Repair 4.4%
* Monro Muffler                         116,025                      $ 1,704,117
  Pep Boys -
    Manny, Moe & Jack                    84,000                        2,226,000
                                                                     -----------
                                                                       3,930,117
                                                                     ===========
  Communications 5.0%
* California Microwave                   95,000                        2,066,250
* Verifone                               81,100                        2,372,175
                                                                     -----------
                                                                       4,438,425
                                                                     -----------
  Cosmetics & Toiletries 1.0%
* American Safety Razor                  99,600                          859,050
                                                                     -----------
  Electrical Equipment 6.5%
* Amphenol Corp. - Class A               92,000                        2,070,000
  Harman Int'l. Industries               28,050                        1,230,694
* Spectrian Corp.                        55,500                        1,290,375
  Stewart & Stevenson                    52,000                        1,196,000
                                                                     -----------
                                                                       5,787,069
                                                                     -----------
  Energy 4.8%
* California Energy                     125,000                        2,406,250
* Smith International                   110,100                        1,857,938
                                                                     -----------
                                                                       4,264,188
                                                                     -----------
  Environmental Control 2.7%
* U.S. Filter                            45,050                          991,100
* Western Waste Industries               77,100                        1,416,713
                                                                     -----------
                                                                       2,407,813
                                                                     -----------
  Financial 13.0%
  BHC Financial                          80,000                        1,490,000
  Cash America
  International, Inc.                   113,600                          624,800
  Duff & Phelps Credit Rating            33,333                          512,495
* DVI Inc.                              144,100                        1,909,325
  FINOVA Group                           50,000                        2,425,000
  First Commerce                         20,000                          650,000
  Litchfield Financial Corp.             97,460                        1,340,075
  Phoenix Duff & Phelps Co.             100,000                          675,000
  ROC Communities                        89,300                        1,998,088
                                                                     -----------
                                                                      11,624,783
                                                                     -----------
  Food & Food Distributors 4.1%
  GoodMark Foods                         70,100                        1,288,087
  Smart & Final                         125,500                        2,415,875
                                                                     -----------
                                                                       3,703,962
                                                                     -----------
  Healthcare Providers 12.3%
* Advocat Inc.                           98,000                        1,016,750
* Apria Healthcare                       90,080                        2,724,920
* Genesis Health Ventures                58,300                        1,902,037
* Living Centers of America              71,500                        2,243,313
* Renal Treatment                        37,300                        1,505,988
* Res-Care                              100,100                        1,651,650
                                                                     -----------
                                                                      11,044,658
                                                                     -----------
  Industrial & Commercial Services 1.7%
* Healthcare Services Group             172,000                        1,505,000
                                                                     -----------
  Insurance 2.6%
* American Travellers                    66,500                        1,662,500
* Exstar Financial                       76,200                          128,587
* Penn Treaty American                   33,400                          517,700
                                                                     -----------
                                                                       2,308,787
                                                                     -----------
  Manufacturing - Housing 0.4%
  Oakwood Homes                           8,300                          340,300
                                                                     -----------
  Medical - Equipment & Supplies 3.8%
  Minntech                               88,400                        1,635,400
* Respironics                            19,400                          373,450
* Sunrise Medical                        82,500                        1,423,125
                                                                     -----------
                                                                       3,431,975
                                                                     -----------
  Metals 3.7%
  J&L Specialty Steel                   106,400                        1,755,600
* Material Sciences                     118,900                        1,575,425
                                                                     -----------
                                                                       3,331,025
                                                                     -----------
  Restaurants 1.8%
* IHOP Corp.                             63,400                        1,640,475
                                                                     -----------
  Retail 2.6%
* Stein Mart                            150,200                        1,886,812
* Strouds                               126,000                          504,000
                                                                     -----------
                                                                       2,390,812
                                                                     -----------
  Software 2.1%
* FileNet Corp.                           1,600                           68,400
* Landmark Graphics                      80,000                        1,600,000
* Sterling Software                       3,200                          188,800
                                                                     -----------
                                                                       1,857,200
                                                                     -----------
  Technology 2.8%
* Dynatech                              150,000                        2,231,250
* MicroTouch Systems                     16,200                          243,000
                                                                     -----------
                                                                       2,474,250
                                                                     -----------
  Transportation 1.2%
  Frozen Food Express                   113,250                        1,047,562
                                                                     -----------
  Total Common Stocks
   (Cost $65,884,647)                                                 68,387,451
                                                                     -----------
  Preferred Stock 0.3%
  Phoenix Duff & Phelps Cl A
   (Cost $403,571)                      10,000                           250,000
                                                                     -----------

--------------------------------------------------------------------------------
                                        Principal Amount                Value
                                           (M=$1,000)                 (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 23.9%
Beneficial Corp. 5.72%,
12/05/95                                      1500M                 $ 1,499,047
Beneficial Corp. 5.65%,
12/27/95                                      2000M                   1,991,839
Commercial Credit Corp. 5.70%,
12/08/95                                      2000M                   1,997,783
Ford Motor Credit Corp. 5.66%,
12/18/95                                      2500M                   2,493,318
G.E. Capital Corp. 5.71%,
12/13/95                                      3000M                   2,994,290
IBM Credit Corp. 5.72%,
01/05/96                                      3400M                   3,381,092
Norwest Financial 5.70%,
12/21/95                                      3000M                   2,990,500
Prudential Funding Corp. 5.65%,
01/02/96                                      2000M                   1,989,956
Texaco, Inc. 5.65%,
12/05/95                                      2000M                   1,998,744
                                                                    -----------
Total Corporate Short-Term Notes
 (Cost $21,336,569)                                                  21,336,569
                                                                    -----------
Total Investments
 (Cost $87,624,787)**                                                89,974,020

Excess of Liabilities
 Over Other Assets (0.7%)                                              (652,850)
                                                                    -----------
Net Assets                                                          $89,321,170
                                                                    ===========
-------------------------------------------------------------------------------

*  Non-Income producing.

**  Also cost for federal income tax purposes.
    At November 30, 1995, net unrealized appreciation for federal income tax purposes aggregated $2,349,233 of which $9,882,569 related to appreciated securities and $7,533,336 related to depreciated securities.

                                              See Notes to Financial Statements.

[PHOTO APPEARS HERE]

Robert L. Lee, CFA
Manager,
Sentinel Growth Fund

Sentinel Growth Fund seeks long-term growth of capital through investments in companies with aggressive and experienced managements believed to have more favorable growth characteristics than the U.S. economy as a whole.

                             Sentinel Growth Fund

The Sentinel Growth Fund earned a total return of 24.9% during the fiscal year ended November 30, 1995, while the S&P 500 produced a 36.9% return and the average fund in the Lipper Growth Fund universe earned a 31.4% return. Better than expected corporate profit growth and a significant decline in interest rates propelled the market to a series of new highs during the year. Profits surged as a result of corporate cost cutting efforts and increased spending by businesses on high-tech equipment designed to improve productivity.

Technology and financial stocks led the market higher for most of the year. The Sentinel Growth Fund benefitted from holdings in both sectors, but the Fund's exposure to the technology sector was below that of most growth funds. Around mid-year, we became concerned that the upward move in the prices of some technology stocks was advancing beyond what was justified by underlying fundamentals. As value investors, we moved to reduce our holdings in technology and decided to maintain a below-average exposure to that sector in the second half of the year. The Fund's relatively low representation in the technology sector caused the portfolio to lag well behind other growth funds in the June-September period. However, as valuations reached extreme levels and as signs of a slowing economy began to surface in early September, investors' enthusiasm for technology stocks began to wane. From early September through the end of the fiscal year, the Sentinel Growth Fund's diversified holdings in the consumer staple, financial, and health-care sectors were very strong, significantly enhancing the Fund's relative performance.

The current outlook for growth stocks is favorable. Slow economic growth, low interest rates, and the possibility of a capital gains tax cut are all positive factors. Slow growth favors companies that are likely to deliver predictable earnings growth while low interest rates limit the risk of a decline in price-earnings ratios. As we enter the new fiscal year, we believe the Sentinel Growth Fund is well-positioned to benefit from the favorable environment that we see for growth stocks. The Fund has a significant weighting in companies with predictable, above-average growth and the


================================================================================
Sentinel Growth Fund Performance
Ten years ended 11/30/95

        Sentinel                 Lipper                   Standard &
        Growth                   Growth                   Poor's 500
        Fund                     Fund Average             Stock Index*
Nov-85   9,500 label             10,000 label             10,000 label
Nov-86  11,632                   12,157                   12,768
Nov-87  10,883                   11,313                   12,169
Nov-88  12,157                   13,732                   14,996
Nov-89  15,528                   17,706                   19,616
Nov-90  15,317                   16,534                   18,937
Nov-91  17,644                   21,002                   22,784
Nov-92  21,255                   25,248                   26,984
Nov-93  20,975                   27,215                   29,702
Nov-94  19,897                   27,155                   30,021
Nov-95  24,844                   35,642                   41,114

*An unmanaged index of stocks reflecting average prices in the stock market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.


----------------------------------------
     Average Annual Total Return
          Through 11/30/95

              w/sales         w/o sales
Period        charge+          charge
 1 Year        18.6%            24.9%
----------------------------------------
 5 Years        9.0%            10.2%
----------------------------------------
10 Years        9.5%            10.1%
----------------------------------------

+Sales charge applicable to year of initial investment.

Fund's risk is limited by the diversity of its holdings and by the fact that the portfolio's price/earnings multiple is very close to that of the market.
We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.

/s/ Robert L. Lee

Robert L. Lee, CFA

/s/ Kenneth I. Chodock

Kenneth I. Chodock

Sentinel Growth Fund
Investment in Securities

at November 30, 1995


--------------------------------------------------------------------------------
                                        Shares                          Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
  Common Stocks 96.4%
  Automobiles & Auto Parts 4.9%
  Echlin                                33,000                        $1,204,500
  Ford Motor                            18,000                           508,500
  General Motors                        25,000                         1,212,500
                                                                     -----------
                                                                       2,925,500
                                                                     -----------
  Banks 5.0%
  Banc One Corp.                        30,000                         1,143,750
  BankAmerica Corp.                     15,000                           954,375
  First Union Corp.                     17,000                           928,625
                                                                     -----------
                                                                       3,026,750
                                                                     -----------
  Beverages 1.0%
  Pepsico Inc.                          10,900                           602,225
                                                                     -----------
  Building Materials 3.9%
  Masco Corp.                           40,000                         1,180,000
  Sherwin-Williams                      30,000                         1,188,750
                                                                     -----------
                                                                       2,368,750
                                                                     -----------
  Chemicals 3.6%
  Air Products & Chemicals              17,000                           943,500
  Grace (W.R.)                          20,000                         1,215,000
                                                                     -----------
                                                                       2,158,500
                                                                     -----------
  Consumer & Business Services 7.2%
  Automatic Data Processing              8,000                           637,000
  First Data Corp.                      11,000                           781,000
  General Motors Class E                24,000                         1,212,000
  Omnicom Group                          9,000                           600,750
  Paychex, Inc.                         25,500                         1,150,688
                                                                     -----------
                                                                       4,381,438
                                                                     -----------
  Containers & Packaging 2.4%
* Crown Cork & Seal                     35,000                         1,465,625
                                                                     -----------
  Drugs 2.0%
  Pfizer                                10,300                           597,400
  Schering Plough                       10,900                           625,387
                                                                     -----------
                                                                       1,222,787
                                                                     -----------
  Electrical Equipment 2.0%
  Hubbell Class B                       19,887                         1,215,593
                                                                     -----------
  Electronics 6.1%
  AMP Inc.                              23,000                           922,875
  Cabletron Systems                     11,000                           913,000
  Motorola                              13,000                           796,250
* Vishay Intertechnology                30,000                         1,050,000
                                                                     -----------
                                                                       3,682,125
                                                                     -----------
  Energy 4.2%
  Amoco                                 13,000                           880,750
  Anadarko Petroleum                    11,000                           529,375
  Enron Corp.                           30,000                         1,125,000
                                                                     -----------
                                                                       2,535,125
                                                                     -----------
  Financial 6.8%
  Federal Nat'l Mtg. Assn.              18,000                         1,971,000
  Student Loan Marketing A              30,000                         2,103,750
                                                                     -----------
                                                                       4,074,750
                                                                     -----------
  Food and Food Distributors 3.0%
  CPC International                      8,700                           598,125
  Sysco Corp.                           40,000                         1,225,000
                                                                     -----------
                                                                       1,823,125
                                                                     -----------
  Healthcare Providers 8.7%
  Columbia/HCA Healthcare               27,000                         1,393,875
  Healthcare Compare                    27,500                         1,075,938
* Renal Treatment Centers               45,800                         1,849,175
  United Healthcare Corp                15,000                           943,125
                                                                     -----------
                                                                       5,262,113
                                                                     -----------
  Industrial - Diversified 5.7%
  Donaldson Co.                         33,000                           820,875
  Federal Signal                        45,000                         1,023,750
  Fluor Corp.                           25,000                         1,625,000
                                                                     -----------
                                                                       3,469,625
                                                                     -----------
  Insurance 5.7%
  Allstate Corp                         16,600                           680,600
  American International Group          15,000                         1,346,250
  Equitable of Iowa                     14,500                           507,500
  General Re Corp.                       6,000                           897,750
                                                                     -----------
                                                                       3,432,100
                                                                     -----------
  Medical - Equipment & Supplies 2.6%
  Dentsply International                25,000                           896,875
  Johnson & Johnson                      7,700                           667,012
                                                                     -----------
                                                                       1,563,887
                                                                     -----------
  Oil Field Equipment 2.6%
  Schlumberger Ltd.                     25,000                         1,587,500
                                                                     -----------
  Publishing 1.7%
  Donnelley (RR) & Sons                 26,000                           997,750
                                                                     -----------
  Recreational Products & Services 1.8%
* Coleman Co.                           30,000                         1,072,500
                                                                     -----------
  Retail 5.8%
  Home Depot                            40,000                         1,775,000
  May Department Store                  23,000                         1,003,375
  TJX Companies                         45,000                           748,125
                                                                     -----------
                                                                       3,526,500
                                                                     -----------
  Semiconductors & Software 4.4%
  Credence Systems                      22,000                          654,500
  Sterling Software                     34,000                        2,006,000
                                                                     -----------
                                                                      2,660,500
                                                                     -----------
  Telecommunications 1.7%
* Airtouch Communications               35,000                         1,019,375
                                                                     -----------
  Tobacco 3.6%
  Philip Morris                         25,000                         2,193,750
                                                                     -----------
  Total Common Stocks
   (Cost $46,980,835)                                                 58,267,893
                                                                      ----------

--------------------------------------------------------------------------------
                                        Principal Amount                Value
                                           (M=$1,000)                 (Note 1)
--------------------------------------------------------------------------------
  Corporate Short-Term Notes 3.3%
  Chevron Oil Finance 5.76%,
  12/08/95                                500M                       $  499,440
  Norwest Financial 5.77%,
  12/05/95                               1500M                        1,499,038
                                                                     -----------
  Total Corporate Short-Term Notes
   (Cost $1,998,478)                                                  1,998,478
                                                                     -----------
  Total Investments
   (Cost $48,979,313) **                                             60,266,371

  Excess of Other Assets
   Over Liabilities 0.3%                                                179,998
                                                                     -----------
  Net Assets                                                        $60,446,369
                                                                     ===========

 *Non-Income producing.
**Also cost for federal income tax purposes. At November 30, 1995, net unrealized appreciation for federal income tax purposes aggregated $11,287,058 of which $11,869,765 related to appreciated securities and $582,707 related to depreciated securities.



                                           See Notes to Financial Statements.

[PHOTO APPEARS HERE]

Erik B. Granade, CFA
Manager,
Sentinel World Fund

Sentinel World Fund seeks long-term growth of capital by investing principally in a diversified portfolio of marketable equity securities of established non-U.S. companies. Under normal circumstances, 75% of the portfolio will be comprised of securities of foreign issuers.

                              Sentinel World Fund

The Sentinel World Fund provided a return of 10.2% in the fiscal year ending November 30, 1995. This result compares favorably with the 7.9% gain of the Europe, Australia, and Far East (EAFE) Index, and to the 5.7% return of the average international fund in the Lipper universe. All paled in comparison to the 36.9% rise of the S&P 500. The fund's conservative posture and its underweighting in Japan contributed to the Fund's strong relative performance during this difficult time for most foreign equities.

In an environment of sustained growth, falling interest rates, and low inflation, U.S. equities led all major markets in 1995. Foreign stocks, in contrast, were negatively impacted by the currency crisis and subsequent economic downturn in Mexico, continued financial strains in the Japanese economy, and renewed volatility in a number of other important currency markets. Looking to 1996, there are reasonable grounds to expect improved relative performance overseas, while longer-term the rationale for international diversification remains firmly intact.

The Sentinel World Fund's country allocation remained relatively stable during the course of 1995, with all major components of the EAFE index broadly represented, whether by country and region or by industry sub-sector. Europe continues to be overweighted, with prospects well supported by historically low levels of inflation, easy monetary policies, and a preponderance of attractively valued, high quality equities. Within the region, the fund is more heavily exposed to the continent than the U.K. While exposure to Japanese equities remains below the EAFE benchmark, our view is that overall risk in Tokyo is lower than in recent prior years. This assessment is based on improving liquidity, a more focused government policy addressing the country's real estate problems, and the current alleviation of upward pressure on the yen. We have maintained a neutral position in other parts of the world, with very limited exposure in developing countries, per our investment guidelines.

Stock selection added to returns in 1995, with good performance generated by some of the Fund's largest holdings, which have been

Sentinel World Fund Performance
3/1/93 inception through 11/30/95

----------------------------------------
     Average Annual Total Return
          Through 11/30/95

              w/sales         w/o sales
Period        charge+          charge
1 Year         4.7%           10.2%
----------------------------------------
Since
Inception*    13.2%           15.3%
----------------------------------------

*3/1/93
+Sales charge applicable to year of
 initial investment


                                                      Morgan Stanley's
              Lipper                Sentinel        Capital International
           International             World        "EAFE" (Europe, Australia,
           Fund Average              Fund             Far East) Index*
02/27/93      10,000 label           9,500 label        10,000 label
Mar-93        10,572                10,245              10,875
Apr-93        11,115                10,911              11,910
May-93        11,354                11,110              12,165
Jun-93        11,110                10,752              11,978
Jul-93        11,461                11,030              12,399
Aug-93        12,182                11,805              13,072
Sep-93        12,114                11,746              12,780
Oct-93        12,649                12,183              13,176
Nov-93        12,136                11,786              12,027
Dec-93        13,278                12,636              12,898
Jan-94        14,102                13,396              13,992
Feb-94        13,794                13,066              13,955
Mar-94        13,173                12,586              13,357
Apr-94        13,507                12,956              13,927
May-94        13,467                12,806              13,850
Jun-94        13,324                12,776              14,050
Jul-94        13,689                13,066              14,188
Aug-94        14,097                13,416              14,527
Sep-94        13,745                12,986              14,072
Oct-94        14,011                13,326              14,550
Nov-94        13,321                12,746              13,837
Dec-94        13,187                12,776              13,927
Jan-95        12,540                12,266              13,395
Feb-95        12,556                12,337              13,361
Mar-95        12,968                13,123              14,197
Apr-95        13,383                13,490              14,735
May-95        13,492                13,561              14,563
Jun-95        13,489                13,561              14,311
Jul-95        14,213                14,142              15,205
Aug-95        13,950                13,704              14,629
Sep-95        14,158                13,877              14,918
Oct-95        13,862                13,857              14,522
Nov-95        14,004                14,050              14,930




Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

*An unmanaged index of 1,114 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.

concentrated in financial and stable growth companies. While we do not anticipate changing this focus, there may be emerging opportunities from a value perspective in some of the more economically-sensitive companies that recently have suffered severe price setbacks in many markets.

Although the risk of a correction in the U.S. market, which could eventually have implications overseas, has increased following last year's strong advance, we consider the World Fund to be well positioned. Our goal continues to be to provide consistent shareholder returns through broadly diversified investments in high quality companies that meet our strict value criteria.


/s/ Erik B. Granade

Erik B. Granade, CFA

Sentinel World Fund
Investment in Securities
at November 30, 1995

--------------------------------------------------------------------------------
                                        Shares                          Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
  Common Stocks 93.4%
  Argentina 1.2%
  YPF S. A. (ADR)                         30,000                     $   585,000
  Austria 1.0%                                                       -----------
  EVN Energie Versorgung Niedr             3,600                         491,544
  Australia 3.5%                                                     -----------
  CRA Ltd.                                35,000                         554,387
  National Australia                      51,902                         452,274
  Westpac Bank Corp Ord.                 156,008                         646,147
                                                                     -----------
                                                                       1,652,808
                                                                     -----------
  Denmark 1.2%
  Tele Danmark (ADR)                      20,000                         557,500
  Finland 1.3%                                                       -----------
  Cultor                                  15,400                         644,644
  France 5.6%                                                        -----------
  Alcatel Alsthom (ADR)                   30,505                         510,959
  Banque Nationale de Paris                7,067                         312,768
  CSF Thomson                             12,000                         263,142
  Elf Aquitaine (ADR)                     19,285                         674,975
  Guyenne et Gascogne                      1,800                         450,225
  Societe Generale                         4,000                         467,007
                                                                     -----------
                                                                       2,679,076
                                                                     -----------
  Germany 6.9%
  Bayer AG Ord.                            1,900                         493,831
  BMW AG                                     900                         483,704
  Commerzbank AG                           2,460                         566,600
  SGL Carbon AG                            7,000                         492,586
  Siemens AG                                 900                         467,839
  Veba AG                                 19,000                         774,237
                                                                     -----------
                                                                       3,278,797
                                                                     -----------
  Hong Kong 3.2%
  HSBC Holdings                           57,363                         845,444
  Jardine Matheson                       109,994                         665,464
                                                                     -----------
                                                                       1,510,908
                                                                     -----------
  Italy 1.0%
  Istituto Mobiliare
   Italia (ADR)                           27,500                         470,938
                                                                     -----------
  Japan 29.0%
  Canon                                   40,000                         701,789
  Dai Tokyo Fire & Marine                110,000                         706,200
  Daiichi Corp.                           37,000                         754,325
  Daiichi Pharmaceuticals                 34,000                         459,887
  Fuji Photo Film                         25,000                         617,496
  Hitachi Koki Co. Ord.                   70,000                         647,684
  Ito-Yokado                              14,000                         771,184
  Kirin Beverage                          40,000                         525,361
  Kyocera Corp.                            7,000                         552,316
  Kyushu Electric Power                   20,200                         483,097
  Mitsubishi Heavy Industry              120,000                         953,884
  Murata Manufacturing                    20,000                         715,511
  Nishimatsu Construction                 62,000                         741,387
  Nomura Securities                       40,000                         784,122
  Sankyo Co. LTD                          26,000                         578,485
  Sekisui House                           52,000                         606,518
  TDK Corp.                               13,000                         657,486
  Teijin                                 115,000                         604,166
  Toshiba Corp.                          115,000                         826,219
  Toyota Motors Corp. Ord.                25,000                         492,526
  Toyota Motors Corp. (ADR)                3,000                         118,125
  Yamatake Honeywell                      40,000                         537,123
                                                                     -----------
                                                                      13,834,891
                                                                     -----------
  Malaysia 0.3%
  Malaysian Int'l Shipping                60,000                         146,613
                                                                     -----------
  Mexico 1.4%
  Telefonos De Mexico (ADR)               20,000                         660,000
                                                                     -----------
  Netherlands 6.6%
  ABN Amro Bank                           20,827                         927,387
  Heineken Holdings                        3,125                         507,581
  Hollandsche Benton Groep N.V.            3,040                         448,340
  International Nederlanden                8,216                         537,856
  Royal PTT - KPN                         20,872                         743,771
                                                                     -----------
                                                                       3,164,935
                                                                     -----------
  Singapore 2.5%
  Malaysian Int'l. Shipping              126,666                         316,104
  Sime Darby Berhad                      144,000                         369,571
  Singapore Int'l. Airlines               55,000                         514,711
                                                                     -----------
                                                                       1,200,386
                                                                     -----------
  South Korea 0.5%
  Po Hang Iron & Steel Co.                 2,990                         226,971
                                                                     -----------
  Spain 5.5%
  Banco Popular                            3,000                         503,527
  Banco Santander                         12,000                         559,475
  Iberdrola                               35,000                         295,143
  Repsol (ADR)                            24,000                         759,000
  Telefonica de
   Espana S.A. (ADR)                      12,000                         498,000
                                                                     -----------
                                                                       2,615,145
                                                                     -----------
  Sweden 3.1%
  Aga B Free                              40,000                         555,263
  Astra AB B Free                         12,000                         441,160
  Volvo AB B                              24,000                         497,906
                                                                     -----------
                                                                       1,494,329
                                                                     -----------
  Switzerland 6.9%
  Ciba Geigy AG Registered                   725                         646,363
  Globus PC                                  900                         520,630
  Nestle SA Registered                       500                         532,965
  Sandoz AG Registered                       750                         640,578
  Swiss Bank Corp.                         1,175                         467,801
  Zurich Insurance Registered              1,600                         491,365
                                                                     -----------
                                                                       3,299,702
                                                                     -----------
  United Kingdom 12.7%
  Albright & Wilson                      145,000                         349,905
  Allied Irish Bank                      157,815                         863,212
  Boots Co. plc                           60,000                         520,318
  Glaxo Hldg plc (ADR)                    20,000                         535,000
  Guinness plc                            60,000                         424,712
  Hanson plc (ADR)                        35,000                         533,750
  National Westminster Bk plc             51,342                         526,260
  Severn Trent Water plc                  57,887                         595,121
  Tesco plc                              205,851                         911,490
  Unilever N V (ADR)                       6,000                         797,250
                                                                     -----------
                                                                       6,057,018
                                                                     -----------
  Total Common Stocks
   (Cost $40,233,713)                                                 44,571,205
                                                                     -----------
  Preferred Stock 1.2%
  Germany
  RWE AG
   (Cost $432,246)                         2,066                     $   588,531
                                                                     -----------

--------------------------------------------------------------------------------
                                        Principal Amount                Value
                                           (M=$1,000)                 (Note 1)
--------------------------------------------------------------------------------
  Corporate Short-Term Notes 1.9%
  Chevron Oil Financial 5.77%,
  12/06/95
   (Cost $899,280)                          900M                         899,280
                                                                     -----------
  Total Investments
   (Cost $41,565,239)*                                                46,059,016

  Excess of Other Assets
   Over Liabilities 3.5%                                               1,642,972
                                                                     -----------
  Net Assets                                                         $47,701,988
                                                                     ===========

________________________________________________________________________________

                         Summary of Foreign Securities
                          by Industry Classification

                                        Percent of                     Market
                                        Net Assets                      Value
  Industry
  Aerospace                                  0.6%                    $   263,142
  Automobiles                                3.3%                      1,592,261
  Banks                                     16.0%                      7,608,840
  Beverages                                  3.1%                      1,457,654
  Chemicals                                  4.0%                      1,891,585
  Construction & Housing                     5.1%                      2,443,929
  Cosmetics & Toiletries                     1.7%                        797,250
  Drugs                                      6.9%                      3,301,473
  Electrical Equipment                       3.6%                      1,720,473
  Electronics                                6.8%                      3,248,769
  Energy                                     4.2%                      2,018,975
  Foods                                      2.5%                      1,177,609
  Industrial Diversified                     3.3%                      1,568,785
  Insurance                                  3.6%                      1,735,421
  Investment Companies                       1.6%                        784,122
  Machinery                                  2.0%                        953,884
  Metals & Mining                            1.6%                        781,358
  Photography                                1.3%                        617,496
  Retail                                     8.2%                      3,928,172
  Telecommunications                         1.6%                        743,771
  Textiles                                   1.3%                        604,166
  Transportation                             2.0%                        977,428
  Utilities - Electric                       5.5%                      2,632,552
  Utilities - Telephone                      3.6%                      1,715,500
  Utilities - Water                          1.2%                        595,121
                                            -----                    -----------
                                            94.6%                    $45,159,736
                                            =====                    ===========

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1995, net unrealized appreciation for federal income tax purposes aggregated $4,493,777 of which $6,253,437 related to appreciated securities and $1,759,660 related to depreciated securities.

   (ADR) - American Depository Receipt

12                                            See Notes to Financial Statements.

[PHOTO APPEARS HERE]

Sentinel Common Stock Fund Management Team
Left to right: Robert L. Lee, CFA, Keniston P. Merrill and
Richard A. Pender, CFA

Sentinel Common Stock Fund seeks a combination of current income and long-term growth of both capital and income through investments in the common stocks of many well-established dividend paying companies.

                          Sentinel Common Stock Fund

The Sentinel Common Stock Fund produced a total return of 32.8% for the fiscal year ended November 30, 1995. This figure was moderately below the 36.9% return for the Standard & Poor's 500, but ahead of the 30.1% average return for the universe of Lipper Growth & Income Funds.

Moderate economic growth, restrained inflation, and a broad decline in interest rates, all combined to provide a very favorable environment for the stock market. The strongest group by far was the financial services sector, which rallied throughout the year as interest rates steadily declined. The Sentinel Common Stock Fund has substantial positions in this attractively valued sector, particularly in the banking and insurance industries, and this contributed very positively to overall performance.

For a large part of the fiscal year, technology stocks were also quite strong, but began to falter in the summer months. As economic indicators began to suggest the potential for a slowdown in corporate earnings growth, investors sold some of their economically sensitive holdings, including a number of technology stocks, and began to move into the traditional defensive areas, such as foods, consumer products, healthcare and energy stocks.

Sentinel Common Stock Fund Performance
Ten Years Ended 11/30/95

----------------------------------------
     Average Annual Total Return
          Through 11/30/95

              w/sales         w/o sales
Period        charge+          charge
 1 Year       26.2%           32.8%
--------------------------------------
 5 Years      13.7%           14.9%
--------------------------------------
10 Years      13.0%           13.6%
--------------------------------------

+Sales charge applicable to year of initial investment.

                                                             Lipper
                                            Sentinel         Growth &
                       S&P 500              Common           Income Fund
                       Stock index*         Stock Fund       Average
Nov-85               10,000 Label         9,500 Label      10,000 Label
Nov-86               12,768              12,708            12,314
Nov-87               12,169              11,568            11,617
Nov-88               14,996              13,854            14,074
Nov-89               19,616              17,404            17,475
Nov-90               18,937              16,987            16,454
Nov-91               22,784              20,571            19,856
Nov-92               26,984              24,006            23,754
Nov-93               29,702              26,107            25,975
Nov-94               30,021              25,634            26,055
Nov-95               41,114              34,051            33,895

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

*An unmanaged index of stocks reflecting average prices in the stock market.

While the Sentinel Common Stock Fund benefited from the strength in technology stocks earlier in the year, we began to have concerns about valuation levels and speculative activity in late spring, and eliminated most of our technology holdings in May and June. Your investment return was enhanced in the latter half of the year both by the Fund's low commitment to technology stocks, and by above-average representation in the defensive consumer and energy sectors.

Looking forward, we anticipate that 1996 will bring a continuation of the trend of moderating economic growth and restrained inflation. We do not, however, see the same potential for a similar dramatic decline in interest rates as was experienced over the last twelve months. In such a moderate growth, stable interest rate environment, we envision that the market will favor the stocks of companies with consistent earnings records, rather than the cyclical companies that have been among the stronger performers in recent years. The Sentinel Common Stock Fund continues to maintain sizable commitments to the financial, energy, consumer products and healthcare areas, all of which should benefit in the anticipated environment.

The recently concluded fiscal year was a strong one for your fund. After a year of extraordinary gains in the financial markets, shareholders should be cautious about their expectations moving forward. The stock market does not produce 30% gains year in and year out, but rather achieves exceptional returns in some years, and more modest returns in others. We believe strongly that the Sentinel Common Stock Fund's conservative, quality-oriented, value investment style will continue to serve our shareholders well both in strong markets and in more difficult periods. As always, we appreciate your continuing support and confidence.

/s/ Keniston P. Merrill

Keniston P. Merrill

/s/ Richard A. Pender

Richard A. Pender, CFA

/s/ Robert L. Lee

Robert L. Lee, CFA

/s/ Daniel J. Manion

Daniel J. Manion, CFA

Sentinel Common Stock Fund
Investment in Securities
at November 30, 1995

--------------------------------------------------------------------------------
                                        Shares                          Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
  Common Stocks 94.3%
  Automobiles & Auto Parts 3.1%
  Echlin Inc.                            550,000                  $   20,075,000
  Ford Motor                             440,000                      12,430,000
                                                                     -----------
                                                                      32,505,000
                                                                     -----------
  Banks  8.9%
  Banc One Corp.                         319,970                      12,198,856
  BankAmerica Corp.                      200,000                      12,725,000
  Chemical Banking                       287,200                      17,232,000
  Citicorp                               287,900                      20,368,925
  First Union Corp.                      220,000                      12,017,500
  Morgan (J. P.)                         254,700                      19,993,950
                                                                     -----------
                                                                      94,536,231
                                                                     -----------
  Beverages 3.6%
  Anheuser-Busch Cos.                    240,000                      15,900,000
  Coca-Cola                              290,000                      21,967,500
                                                                     -----------
                                                                      37,867,500
                                                                     -----------
  Building Materials 1.5%
  Sherwin-Williams                       400,000                      15,850,000
  Chemicals 3.1%
  Grace (W.R.)                           295,000                      17,921,250
  PPG Industries                         325,000                      14,746,875
                                                                     -----------
                                                                      32,668,125
                                                                     -----------
  Consumer & Business Services 1.5%
  General Motors Class E                  15,750                         795,375
  Omnicom Group                          225,000                      15,018,750
                                                                     -----------
                                                                      15,814,125
                                                                     -----------
  Containers & Packaging 1.6%
* Crown Cork & Seal                      400,000                      16,750,000
                                                                     -----------
  Cosmetics & Toiletries 2.0%
  Gillette                               417,144                      21,639,345
                                                                     -----------
  Drugs 5.2%
  American Home Products                 318,300                      29,044,875
  Lilly (Eli)                            145,600                      14,487,200
  Pfizer, Inc.                           200,000                      11,600,000
                                                                     -----------
                                                                      55,132,075
                                                                     -----------
  Electrical Equipment 5.3%
  Emerson Electric                       350,000                      27,300,000
  General Electric                       425,000                      28,581,250
                                                                     -----------
                                                                      55,881,250
                                                                     -----------
  Electronics 2.7%
  AMP Inc.                               320,000                      12,840,000
  Motorola, Inc.                         250,400                      15,337,000
                                                                     -----------
                                                                      28,177,000
                                                                     -----------
  Energy 10.6%
  Amoco                                  259,600                      17,587,900
  Atlantic Richfield                      98,800                      10,707,450
  Chevron                                240,000                      11,850,000
  Exxon                                  315,400                      24,404,075
  Mobil                                  210,000                      21,918,750
  Royal Dutch Petroleum                  197,218                      25,317,861
                                                                     -----------
                                                                     111,786,036
                                                                     -----------
  Financial 1.7%
  American Express                       411,700                      17,497,250
                                                                     -----------
  Foods 2.1%
  Sara Lee                               700,000                      22,575,000
                                                                     -----------
  Healthcare Providers 2.3%
  Columbia/HCA Healthcare                475,000                      24,521,875
                                                                     -----------
  Industrial-Diversified 2.7%
  Rockwell Int'l.                        310,600                      15,219,400
  Tenneco                                270,000                      12,960,000
                                                                     -----------
                                                                      28,179,400
                                                                     -----------
  Insurance 4.3%
  Allstate Corp.                         485,003                      19,885,123
  American General                       380,000                      12,872,500
  American Int'l. Group                  142,575                      12,796,106
                                                                     -----------
                                                                      45,553,729
                                                                     -----------
  Medical-Equipment & Supplies 1.3%
  Johnson & Johnson                      155,000                      13,426,875
                                                                     -----------
  Oil Field Equipment & Services 2.4%
  Halliburton Co.                        229,800                       9,967,575
  Schlumberger Ltd.                      240,000                      15,240,000
                                                                     -----------
                                                                      25,207,575
                                                                     -----------
  Paper & Forest Products 2.9%
  Kimberly-Clark                         405,000                      31,134,375
                                                                     -----------
  Publishing & Broadcasting 2.2%
  Capital Cities/ABC                       7,600                         939,550
  Gannett                                162,000                       9,882,000
  McGraw-Hill                            150,000                      12,562,500
                                                                     -----------
                                                                      23,384,050
                                                                     -----------
  Railroads 1.4%
  Union Pacific                          215,000                      14,566,250
                                                                     -----------
  Retail 5.5%
  May Department Stores                  366,980                      16,009,502
  Nordstrom, Inc.                        191,100                       7,500,675
  Penney (J.C.)                          320,000                      15,000,000
  Sears, Roebuck                         503,500                      19,825,313
                                                                     -----------
                                                                      58,335,490
                                                                     -----------
  Telecommunications 2.2%
  A T & T Corp.                          256,930                      16,957,380
* US West Media Group                    370,790                       6,674,220
                                                                     -----------
                                                                      23,631,600
                                                                     -----------
  Tobacco 4.5%
  American Brands                        399,600                      16,683,300
  Philip Morris                          350,000                      30,712,500
                                                                     -----------
                                                                      47,395,800
                                                                     -----------
  Utilities-Electric  4.9%
  Central & So. West                     460,000                      12,362,500
  FPL Group                              360,000                      15,615,000
  Florida Progress                       350,000                      12,031,250
  New England Electric                   300,000                      11,700,000
                                                                     -----------
                                                                      51,708,750
                                                                     -----------
  Utilities-Gas 2.6%
  Enron Corp                             420,000                      15,750,000
  Sonat, Inc.                            380,000                      12,255,000
                                                                     -----------
                                                                      28,005,000
                                                                     -----------
  Utilities-Telephone 2.2%
  GTE Corp.                              280,000                      11,935,000
  US West                                370,790                      11,587,188
                                                                     -----------
                                                                      23,522,188
                                                                     -----------
  Total Common Stocks
   (Cost $511,947,347)                                               997,251,894
                                                                     -----------

--------------------------------------------------------------------------------
                                        Principal Amount                Value
                                           (M=$1,000)                 (Note 1)
--------------------------------------------------------------------------------
  Corporate Short-Term Notes 5.6%
  Beneficial Corp. 5.65%,
  12/08/95                                6,000M                  $    5,993,408
  Beneficial Corp. 5.65%,
  12/27/95                                9,500M                       9,461,235
  Commercial Credit 5.70%,
  12/05/95                                5,000M                       4,996,833
  Commercial Credit 5.72%,
  12/21/95                               10,000M                       9,968,222
  Ford Motor Credit 5.66%,
  12/18/95                                9,000M                       8,975,945
  Ford Motor Credit 5.72%,
  01/05/96                                5,000M                       4,972,048
  Prudential Funding 5.72%,
  12/13/95                                5,000M                       4,990,467
  Prudential Funding 5.65%,
  01/02/96                               10,000M                       9,949,778
                                                                     -----------
  Total Corporate Short-Term Notes
   (Cost $59,307,936)                                                59,307,936
                                                                     -----------
  Total Investments
   (Cost $571,255,283)**                                           1,056,559,830


  Excess of Other Assets
  Over Liabilities 0.1%                                                1,383,963
                                                                     -----------
  Net Assets                                                      $1,057,943,793
                                                                   =============

  *  Non-Income producing.

 ** The aggregate cost for federal income tax purposes was $571,428,732. At November 30, 1995, unrealized appreciation for income tax purposes aggregated $485,131,098 of which $489,044,985 related to appreciated securities and $3,913,887 related to depreciated securities.

                                              See Notes to Financial Statements.

[PHOTO APPEARS HERE]

Left to right:
Rodney A. Buck, CFA
Manager,
Sentinel Balanced Fund
Richard A. Pender, CFA
Manager, common
stock portfolio,
Sentinel Balanced Fund

Sentinel Balanced Fund seeks a stable combination of income and capital growth through a conservatively managed portfolio of both stocks and bonds.
At least 25% of the Fund's net assets will always be invested in high quality bonds.

                            Sentinel Balanced Fund

The Sentinel Balanced Fund recorded a total return of 24.4% for the fiscal year ended November 30, 1995. The Balanced Fund's results just about matched the return for the average Lipper balanced fund, and fell between the 36.9% return for the Standard and Poor's 500 and the 17.6% return for the Lehman Aggregate Bond Index.

The past twelve months was a very favorable period for the economy and financial markets. Although there were fears that the economy might overheat early in the year, resulting in higher inflation and interest rates, these fears were overcome in the spring as economic growth tapered off to a sustainable pace and the rate of inflation slowed significantly. Interest rates declined across the board, resulting in a dramatic rally in the bond market. Stocks, led by a strong performance in the financial services and technology sectors, rallied strongly.

The Sentinel Balanced Fund began the fiscal year with an asset mix of 48% stocks, 40% bonds, and 12% cash. During the year, we increased the Fund's exposure to equities to 60% and reduced the cash position to 5%. The added exposure to equities and the reduction in the Fund's cash position helped the Balanced Fund's performance. Also boosting performance was the Fund's substantial positions in banking and insurance and, later in the period, the strong performance of the energy and stable consumer stocks. Limited exposure to the faltering technology sector also positively impacted performance late in the year. The duration or interest rate sensitivity of the fixed income portion of the Fund was increased early in the fiscal year, which improved bond performance as interest rates declined. Exposure to mortgage-backed securities was reduced and the Fund's tradition of owning high-quality bonds was maintained. At the end of the fiscal year, the Sentinel Balanced Fund's asset allocation was 58% stocks, 35% bonds and 7% cash.

Sentinel Balanced Fund Performance
Ten Years Ended 11/30/95

----------------------------------------
     Average Annual Total Return
          Through 11/30/95

              w/sales         w/o sales
Period        charge+          charge
 1 Year        18.2%            24.4%
----------------------------------------
 5 Years       10.5%            11.7%
----------------------------------------
10 Years       10.4%            11.0%
----------------------------------------

+Sales charge applicable to year of initial investment.

               Lehman          Standard &      Sentinel       Lipper
               Aggregate       Poor's 500      Balanced       Balanced
               Bond Index+     Stock Index*    Fund           Fund Average
Nov-85         10,000 label    10,000 label     9,500 label    10,000 label
Nov-86         11,834          12,768          11,931          12,187
Nov-87         12,042          12,169          11,297          11,832
Nov-88         13,154          14,996          12,942          13,732
Nov-89         15,042          19,616          15,278          16,475
Nov-90         16,181          18,937          15,547          16,202
Nov-91         18,513          22,784          18,267          19,384
Nov-92         20,154          26,984          20,523          22,150
Nov-93         22,349          29,702          22,521          24,459
Nov-94         21,665          30,021          21,701          24,021
Nov-95         25,488          41,114          26,998          29,932

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results.

*An unmanaged index of stocks reflecting average prices in the stock market. +An unmanaged index of bonds reflecting average prices in the bond market.

Looking ahead toward 1996, we expect that the economy will continue to grow at a pace close to its long-term average, and that inflation should remain well under control. Corporate earnings are likely to increase at a much slower rate than in the past two years and this should give some pause to the stock market. We anticipate that Congress and the administration will compromise on a budget deficit reduction package, which should be a positive for financial markets.

While this past year was a very favorable one for your fund, we would caution against expectations for a repeat in 1996 of the spectacular performance of both the stock and bond markets. We strongly believe that the balanced, risk-averse investment program that has been the hallmark of the Sentinel Balanced Fund for many years should continue to serve shareholders well in the future.


/s/ Rodney A. Buck

Rodney A. Buck, CFA


/s/ Richard A. Pender

Richard A. Pender, CFA

Sentinel Balanced Fund
Investment in Securities
at November 30, 1995

--------------------------------------------------------------------------------
                                        Principal Amount                Value
                                           (M=$1,000)                 (Note 1)
--------------------------------------------------------------------------------

  U.S. Government Obligations 13.9%
  U.S. Treasury Obligations 9.5%
  5-Year:
   Note 6.25%, '00                         8100M                     $ 8,333,037
                                                                     -----------
  10-Year:
   Note 6.375%, '02                        2200M                       2,290,222
   Note 6.5%, '05                         14100M                      14,844,480
                                                                     -----------
                                                                      17,134,702
                                                                     -----------
  Total U.S. Treasury Obligations                                     25,467,739
                                                                     -----------
  U.S. Government Agency Obligations 4.4%
  Federal Home Loan Mortgage Corp. 0.1%
  5-Year:
   6.835%, '99                              395M                         395,866
                                                                     -----------
  Federal National Mortgage Association 4.2%
  Collateralized Mortgage Obligation:
   148(B), 0%, '96                         2000M                       1,863,750
                                                                     -----------
  Medium Term Note:
   6.29%, '00                              4000M                       4,086,360
                                                                     -----------
  Principal Strips:
   0%, '96                                 3270M                       3,114,675
   0%, '96                                 2365M                       2,238,425
                                                                     -----------
                                                                       5,353,100
                                                                     -----------
  Total Federal National
  Mortgage Association                                                11,303,210
                                                                     -----------
  Government National Mortgage Association 0.1%
  30-Year:
   9%, '09                                   52M                          55,122
                                                                     -----------
  Total U.S. Government
   Agency Obligations                                                 11,754,198
                                                                     -----------
  Total U.S. Government Obligations
   (Cost $36,566,848)                                                 37,221,937
                                                                     -----------
  Bonds 19.9%
  Beverages 1.2%
  Anheuser-Busch 8.5%, '17
  J. Seagram & Sons 9.75% '00              2000M                     $ 2,092,500
                                           1100M                       1,124,750
                                                                     -----------
                                                                       3,217,250
                                                                     -----------
  Canadian 0.5%
  Toronto-Dominion Bank
   6.125%, '08                             1250M                       1,201,562
                                                                     -----------
  Finance Companies 0.7%
  G.E. Capital Corp. 8.75%, '07            1500M                       1,800,000
                                                                     -----------
  Financial Institutions 3.0%
  Donaldson Lufkin & Jenrette
   6.875%, '05                             1000M                       1,013,750
  First Union Corp. 6.55%, '35             2325M                       2,348,250
  Lehman Brothers Holdings
   8.8%, '15                               1200M                       1,357,500
  Midland Bank 7.65%, '25                   800M                         877,000
  Paine Webber 6.73%, '04                  2500M                       2,481,250
                                                                     -----------
                                                                       8,077,750
                                                                     -----------
  Foreign Financial Institutions 2.5%
  Banque Paribas (Fr.)
   6.875%, '09                             2000M                       1,972,500
  St. George Bank Ltd. (Aust.)
   7.15%, '05                              1500M                       1,535,625
  Swedish Export Credit (Swed.)
   9.875%, '38                             3000M                       3,345,000
                                                                     -----------
                                                                       6,853,125
                                                                     -----------
  Industrial - Diversified 2.7%
  American Brands 9.125%, '16              2000M                       2,095,000
  TCI Communications
   8.75%, '15                              1750M                       1,887,813
  Time Warner Inc. 7.75%, '05              1700M                       1,755,250
  Tosco Corp 9.625%, '02                   1300M                       1,501,500
                                                                     -----------
                                                                       7,239,563
                                                                     -----------
  Insurance 4.4%
  Continental Corp. 7.25%, '03             1000M                       1,018,750
  Integon Corp. 8%, '99                     750M                         755,625
  Integon Corp. 9.5%, '01                  1500M                       1,595,625
  John Hancock 7.375%, '24                 2500M                       2,446,875
  Liberty Mutual 8.2%, '07                 1000M                       1,087,500
  National RE Corp. 8.85%, '05             1500M                       1,696,875
  Prudential Ins. 7.65%, '07               2000M                       2,097,500
  USF & G 7.125%, '05                      1000M                       1,028,750
                                                                     -----------
                                                                      11,727,500
                                                                     -----------
  Retail 0.8%
  May Dept. Store 9.125%, '16              2000M                       2,112,500
                                                                     -----------
  Telecommunications 0.9%
  Comsat Corp. 8.05%, '06                  2000M                       2,290,160
                                                                     -----------
  Utility-Electric 2.4%
  Gulf States Utilities 8.94%, '22         2000M                       2,152,500
  Long Island Lighting
   9.625%, '24                             2000M                       2,055,000
  Mississippi Power & Light
   8.8%, '05                               2000M                       2,145,000
                                                                     -----------
                                                                       6,352,500
                                                                     -----------
  Utility-Gas 0.8%
  Consolidated Natural Gas
   8.625%, '11                             2000M                       2,122,500
                                                                     -----------
  Total Bonds
   (Cost $51,070,330)                                                 52,994,410
                                                                     -----------

--------------------------------------------------------------------------------
                                        Shares                          Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
  Common Stocks 57.1%
  Automobiles & Auto Parts 1.9%
  Echlin Inc.                             80,000                     $ 2,920,000
  Ford Motor                              76,000                       2,147,000
                                                                     -----------
                                                                       5,067,000
                                                                     -----------
  Banks 4.5%
  Banc One Corp.                          60,025                       2,288,453
  BankAmerica Corp.                       35,000                       2,226,875
  Chase Manhattan Corp.                   25,000                       1,521,875
  Citicorp                                30,632                       2,167,214
  First Union Corp.                       40,000                       2,185,000
  Morgan (J.P.)                           20,000                       1,570,000
                                                                     -----------
                                                                      11,959,417
                                                                     -----------
  Beverages 1.9%
  Anheuser-Busch Cos.                     40,000                       2,650,000
  Coca-Cola                               31,200                       2,363,400
                                                                     -----------
                                                                       5,013,400
                                                                     -----------
  Building Materials 0.9%
  Sherwin-Williams                        60,000                       2,377,500
                                                                     -----------
  Chemicals 2.2%
  Grace (W.R.)                            32,000                       1,944,000
  PPG Industries                          50,000                       2,268,750
  Witco                                   55,000                       1,691,250
                                                                     -----------
                                                                       5,904,000
                                                                     -----------
  Consumer & Business Services 1.1%
  Omnicom Group                           45,000                       3,003,750
                                                                     -----------
  Containers & Packaging 0.9%
* Crown Cork & Seal                       55,000                       2,303,125
                                                                     -----------
  Drugs 2.1%
  American Home Products                  34,800                       3,175,500
  Pfizer, Inc.                            40,000                       2,320,000
                                                                     -----------
                                                                       5,495,500
                                                                     -----------
  Electrical Equipment 3.3%
  Emerson Electric                        37,500                       2,925,000
  General Electric                        47,500                       3,194,375
  Grainger, (W.W.)                        40,000                       2,675,000
                                                                     -----------
                                                                       8,794,375
                                                                     -----------
  Electronics 1.7%
  AMP Inc.                                48,600                       1,950,075
  Motorola, Inc.                          41,000                       2,511,250
                                                                     -----------
                                                                       4,461,325
                                                                     -----------
  Energy 5.9%
  Amoco                                   44,000                       2,981,000
  Atlantic Richfield                      17,000                       1,842,375
  Chevron                                 35,000                       1,728,125
  Exxon                                   38,000                       2,940,250
  Mobil                                   30,050                       3,136,469
  Royal Dutch Petroleum                   24,000                       3,081,000
                                                                     -----------
                                                                      15,709,219
                                                                     -----------
  Financial 1.0%
  American Express                        60,000                       2,550,000
                                                                     -----------
  Foods 2.1%
  CPC International                       45,000                       3,093,750
  Sara Lee                                80,000                       2,580,000
                                                                     -----------
                                                                       5,673,750
                                                                     -----------

18

Sentinel Balanced Fund
Investment in Securities (cont'd.)
at November 30, 1995

--------------------------------------------------------------------------------
                                        Shares                          Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
  Healthcare Providers 1.3%
  Columbia/HCA Healthcare                 65,000                    $  3,355,625
                                                                     -----------
  Industrial-Diversified 2.1%
  Dover                                   30,000                       1,166,250
  Rockwell Int'l.                         50,000                       2,450,000
  Tenneco                                 40,179                       1,928,592
                                                                     -----------
                                                                       5,544,842
                                                                     -----------
  Insurance 3.6%
  Allstate Corp.                          96,563                       3,959,083
  American General                        55,000                       1,863,125
  American Int'l. Group                   25,375                       2,277,406
  Equitable of Iowa                       45,000                       1,575,000
                                                                     -----------
                                                                       9,674,614
                                                                     -----------
  Medical-Equipment & Supplies 1.7%
  Abbott Laboratories                     50,000                       2,031,250
  Johnson & Johnson                       30,000                       2,598,750
                                                                     -----------
                                                                       4,630,000
                                                                     -----------
  Oil Field Equipment & Services 1.5%
  Halliburton Co.                         37,000                       1,604,875
  Schlumberger Ltd.                       38,000                       2,413,000
                                                                     -----------
                                                                       4,017,875
                                                                     -----------
  Paper & Forest Products 1.0%
  Kimberly-Clark                          35,000                       2,690,625
                                                                     -----------
  Publishing 2.6%
  Donnelley (RR) & Sons                   75,000                       2,878,125
  Gannett                                 27,000                       1,647,000
  McGraw-Hill                             30,000                       2,512,500
                                                                     -----------
                                                                       7,037,625
                                                                     -----------
  Railroads 1.8%
  Illinois Central Corp.                  55,000                       2,227,500
  Union Pacific                           40,000                       2,710,000
                                                                     -----------
                                                                       4,937,500
                                                                     -----------
  Retail 4.0%
  May Department Stores                   55,000                       2,399,375
  Nordstrom, Inc.                         30,400                       1,193,200
  Penney (J. C.)                          60,000                       2,812,500
  Sears, Roebuck                         110,701                       4,358,852
                                                                     -----------
                                                                      10,763,927
                                                                     -----------
  Recreation 0.5%
  Coleman                                 40,000                       1,430,000
                                                                     -----------

  Telecommunications 1.4%
  A T & T Corp.                           40,200                       2,653,200
* US West Media Group                     51,150                         920,700
                                                                     -----------
                                                                       3,573,900
                                                                     -----------
  Tobacco 1.6%
  American Brands                         45,000                       1,878,750
  Philip Morris                           28,000                       2,457,000
                                                                     -----------
                                                                       4,335,750
                                                                     -----------
  Utilities-Electric 1.4%
  Central & So.West                       47,000                       1,263,125
  FPL Group                               60,000                       2,602,500
                                                                     -----------
                                                                       3,865,625
                                                                     -----------
  Utilities-Gas 1.4%
  Enron Corp.                             50,000                       1,875,000
  Sonat, Inc.                             60,000                       1,935,000
                                                                     -----------
                                                                       3,810,000
                                                                     -----------
  Utilities-Telephone 1.7%
  GTE Corp                                70,000                       2,983,750
  US West                                 51,150                       1,598,438
                                                                     -----------
                                                                       4,582,188
                                                                     -----------
  Total Common Stocks
  (Cost $106,388,673)                                                152,562,457
                                                                     -----------
  Preferred Stocks 1.1%
  General Motors 6.5%
  Conv. Pfd.
  (Cost $2,119,657)                       40,000                       2,870,000
                                                                     -----------


-------------------------------------------------------------------------------
                                        Principal Amount               Value
                                           (M=$1,000)                (Note 1)
-------------------------------------------------------------------------------
  Corporate Short-Term Notes 12.8S%
  John Deere Capital 5.63%,
  12/29/95                                 5000M                   $  4,978,105
  Norwest Financial, Inc. 5.75%,
  12/05/95                                 3300M                      3,297,892
  Norwest Financial, Inc. 5.75%,
  12/13/95                                 6000M                      5,988,500
  Prudential Funding 5.73%,
  12/08/95                                 9000M                      8,989,972
  Prudential Funding 5.75%,
  12/18/95                                 1000M                        997,285
  Texaco, Inc. 5.67%,
  12/29/95                                10000M                      9,955,900
                                                                   ------------

  Total Corporate Short-Term Notes
   (Cost $34,207,654)                                                34,207,654
                                                                   ------------
  Total Investments
   (Cost $230,353,162)**                                            279,856,458

  Excess of Liabilities
   Over Other Assets (4.8%)                                         (12,753,707)
                                                                   ------------
  Net Assets                                                       $267,102,751
                                                                   ============

  *  Non-Income producing.
 ** Also cost for federal income tax purposes. At November 30, 1995, net unrealized appreciation for federal income tax purposes aggregated $49,503,296 of which $50,270,636 related to appreciated securities and $767,340 related to depreciated securities.

                                             See Notes to Financial Statements.

[PHOTO APPEARS HERE]

Richard D. Temple
Manager,
Sentinel Bond Fund

Sentinel Bond Fund seeks as high a level of income as is consistent with preservation of capital through a carefully managed and well-diversified primary portfolio of high quality corporate bonds.

                              Sentinel Bond Fund

For the fiscal year ended November 30, 1995, the Sentinel Bond Fund produced a total return of 18.8%, compared to the Lehman Aggregate Bond Index which returned 17.6%. The Lehman Aggregate Index is considered a good proxy for the overall fixed income market. During the same period, the average Lipper A-rated Corporate Bond Fund returned 17.7%.

At this time last year, interest rates were peaking, although the Federal Reserve continued to tighten short-term credit well into 1995. The markets were reacting to slower economic growth, subdued inflation and a Republican Congress that rode into power on a balanced budget platform. Thirty-year U.S. Treasury securities peaked at approximately 8% and closed on November 30, 1995, at approximately 6.13%. Similarly, ten-year U.S. Treasury securities peaked at approximately 7.90% and closed on November 30, 1995, at approximately 5.75%. As a result of this market rally, long dated assets significantly outperformed shorter dated assets. Mortgage-backed securities, with their short average lives, generally underperformed most other fixed income assets. The magnitude of the rally is best illustrated by the total return performance of the U.S. Treasury curve. Two-year securities returned 9.3% for this period, five-year securities returned 15.6%, ten-year securities returned 22.0% and thirty-year securities returned a stunning 31.3%.

During the 1995 fiscal year, the Sentinel Bond Fund participated in the markets by extending maturity from 6.6 years on November 30, 1994, to 9.5 years by March 31, 1995. Maturity was extended again in early October 1995 when the average maturity reached 10.9 years. As of November 30, 1995, the average maturity stood at 9.3 years. Our commitment to the U.S. Treasury market and to mortgage-backed securities was curtailed during the year and the proceeds were committed to the corporate market. U.S. Treasury securities declined from 30% of assets to 19%, mortgage-backed securities declined from 15% to 2% while corporate securities increased from 55% to 79%. The most significant contributions to 1995's performance were the extension of average maturity and the commitment to corporates, which added incremental income.


/s/ Richard D. Temple

Richard D. Temple

Sentinel Bond Fund Performance
Ten Years Ended 11/30/95

----------------------------------------
     Average Annual Total Return
          Through 11/30/95

              w/sales         w/o sales
Period        charge+          charge
 1 Year       12.8%           18.8%
--------------------------------------
 5 Years       9.1%           10.2%
--------------------------------------
10 Years       9.1%            9.7%
--------------------------------------

+Sales charge applicable to year of initial investment.

Bond Fund

                                                                 Lipper A-Rated
                Sentinel                Lehman Aggregate         Corporate Bond
                Bond Fund               Bond Index*              Fund Average
Nov-85           9,500 Label              10,000 label            10,000 label
Nov-86          11,253                    11,834                  11,640
Nov-87          11,219                    12,042                  11,704
Nov-88          12,344                    13,154                  12,745
Nov-89          13,937                    15,042                  14,377
Nov-90          14,748                    16,181                  15,139
Nov-91          17,048                    18,513                  17,335
Nov-92          18,664                    20,154                  18,947
Nov-93          21,227                    22,349                  21,312
Nov-94          20,186                    21,665                  20,249
Nov-95          23,977                    25,488                  23,783

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

*An unmanaged index of bonds reflecting average prices in the bond market.

Sentinel Bond Fund
Investment in Securities
at November 30, 1995

--------------------------------------------------------------------------------
                                        Principal Amount                Value
                                           (M=$1,000)                 (Note 1)
--------------------------------------------------------------------------------
  U.S. Government
  Obligations 20.6%
  U.S. Treasury Obligations 16.5%
  5-Year:
   Note 6.25%, '00                         2000M                    $  2,057,540
                                                                    ------------
  10-Year:
   Note 6.375%, '02                        5900M                       6,141,959
   Note 6.5%, '05                          9300M                       9,791,040
                                                                    ------------
                                                                      15,932,999
                                                                    ------------
  Total U.S. Treasury Obligations                                     17,990,539
                                                                    ------------
  U.S. Government Agency Obligations 4.1%
  Federal Home Loan Mortgage Corporation 0.3%
  5-Year:
   6.835%, '99                              395M                         395,866
                                                                    ------------
  Federal National Mortgage Association 3.7%
  Collateralized Mortgage Obligation:
   148(B), 0%, '96                         2000M                       1,863,750
                                                                    ------------
  Principal Strips:
   0%, '96                                 1270M                       1,209,675
   0%, '96                                 1000M                         946,480
                                                                    ------------
                                                                       2,156,155
                                                                    ------------
  Total Federal National
   Mortgage Association                                                4,019,905
                                                                    ------------
  Government National Mortgage Association 0.1%
  30-year:
   13%, '11                                  26M                          29,079
   13%, '13                                   1M                           1,091
                                                                    ------------
  Total Government National
   Mortgage Association                                                   30,170
                                                                    ------------
  Total U.S. Government
   Agency Obligations                                                  4,445,941
                                                                    ------------
  Total U.S. Government Obligations
   (Cost $22,089,073)                                                 22,436,480
                                                                    ------------
  Bonds 74.3%
  Beverages 3.6%
  Anheuser Busch 8.5%,'17                  2500M                       2,615,625
  J. Seagram & Sons 9.75%, '00             1265M                       1,293,463
                                                                    ------------
                                                                       3,909,088
                                                                    ------------
  Canadian  2.2%
  Toronto-Dominion Bank
   6.125%, '08                             2500M                       2,403,125
                                                                    ------------
  Finance Companies 2.9%
  G.E. Capital Corp. 8.75%, '07            2660M                       3,192,000
                                                                    ------------
  Financial Institutions 10.1%
  Bank of America Mortgage-Backed
   Certificates 9.5%, '08                    41M                          43,227
  Donaldson Lufkin & Jenrette
   6.875%, '05                             1000M                       1,013,750
  First Union Corp. 6.55%, '35             2325M                       2,348,250
  Lehman Brothers Holdings
   8.8%, '15                               2000M                       2,262,500
  Midland Bank 7.65%, '25                  2600M                       2,850,250
  Paine Webber 6.73%, '04                  2500M                       2,481,250
                                                                    ------------
                                                                      10,999,227
                                                                    ------------
  Foreign Financial Institutions 10.1%
  Banque-Paribas (Fr.)
   6.875%, '09                             2750M                    $  2,712,188
  St. George Bank Ltd. (Aust.)
   7.15%, '05                              1500M                       1,535,625
  Skandinaviska Enskilda Banken (Swed.)
   6.875%, '09                             2500M                       2,484,375
  Swedish Export Credit (Swed.)
   9.875%, '38                             3770M                       4,203,550
                                                                    ------------
                                                                      10,935,738
                                                                    ------------
  Industrial - Diversified  13.0%
  American Brands 9.125%, '16              3000M                       3,142,500
  General Dynamic 9.95%, '18               2000M                       2,232,500
  RJR Nabisco 8.75%, '05                   2000M                       2,032,500
  TCI Communications
   8.75%, '15                              2750M                       2,966,562
  Time Warner Inc. 7.75%, '05              2300M                       2,374,750
  Tosco Corp 8.25%, '03                    1250M                       1,368,750
                                                                    ------------
                                                                      14,117,562
                                                                    ------------
  Insurance 16.4%
  Continental Corp. 7.25%, '03             1310M                       1,334,562
  Integon Corp. 8%, '99                     750M                         755,625
  Integon Corp. 9.5%, '01                  1500M                       1,595,625
  John Hancock  7.375%, '24                2500M                       2,446,875
  Liberty Mutual 8.2%, '07                 4500M                       4,893,750
  National RE Corp. 8.85%, '05             1500M                       1,696,875
  Prudential Insurance
   7.65%, '07                              2000M                       2,097,500
  USF & G  7.125%, '05                     3000M                       3,086,250
                                                                    ------------
                                                                      17,907,062
                                                                    ------------
  Retail 2.0%
  May Dept. Store 9.125%, '16              2000M                       2,112,500
                                                                    ------------
  Telecommunications  2.1%
  Comsat 8.05%, '06                        2000M                       2,290,160
                                                                    ------------
  Utilities - Electric 7.9%
  Gulf State Utilities 8.94%, '22          2000M                       2,152,500
  Long Island Lighting
   9.625%, '24                             2000M                       2,055,000
  Mississippi Power & Light
   8.8%, '05                               2500M                       2,681,250
  Niagara Mohawk 9.25%, '01                1600M                       1,682,000
                                                                    ------------
                                                                       8,570,750
                                                                    ------------
  Utilities - Gas 4.0%
  Arkla Inc. 9.875%, '18                   1000M                       1,065,000
  Arkla Inc. 10%, '19                      1000M                       1,158,750
  Consolidated Natural Gas
   8.625%, '11                             2000M                       2,122,500
                                                                    ------------
                                                                       4,346,250
                                                                    ------------
  Total Bonds
   (Cost $77,740,217)                                                 80,783,462
                                                                    ------------
  Corporate Short-Term Notes 12.2%
  BankAmerica 5.68%
  12/29/95                                 5000M                       4,977,911
  Chevron Oil Financing 5.76%
  12/08/95                                 1700M                       1,698,096
  Norwest Financial 5.77%
  12/05/95                                 1600M                       1,598,974
  Texaco, Inc. 5.67%
  12/29/95                                 5000M                       4,977,950
                                                                    ------------
  Total Corporate Short-Term Notes
   (Cost $13,252,931)                                                 13,252,931
                                                                    ------------
  Total Investments
   (Cost $113,082,221)*                                              116,472,873

  Excess of Liabilities
   Over Other Assets (7.1%)                                           (7,718,322)
                                                                    ------------
  Net Assets                                                        $108,754,551
                                                                    ============

  * The aggregate cost for federal income tax purposes was $113,087,786. At November 30, 1995, net unrealized appreciation for federal income tax purposes aggregated $3,385,087 of which $3,457,459 related to appreciated securities and $72,372 related to depreciated securities.

                                              See Notes to Financial Statements.
                                                                             21

[PHOTO APPEARS HERE]

Kenneth J. Hart
Manager,
Sentinel Tax-Free Income Fund

Sentinel Tax-Free Income Fund seeks a high level of current income and preservation of capital through a portfolio of high quality municipal bonds which are exempt from federal income taxes.

                         Sentinel Tax-Free Income Fund

For the fiscal year ended November 30, 1995, the Sentinel Tax-Free Income Fund had a total return of 16.0% compared to 18.9% for the Lehman Municipal Bond Index. During this same period, the average Lipper General Municipal Bond Fund returned 18.4%.

Investors in tax-exempt securities were rewarded with solid investment returns throughout 1995. The pace of economic activity moderated while inflation remained low, setting the stage for a powerful bond market rally. Municipal interest rates declined 140 basis points as measured by the Bond Buyer Revenue Bond Index. Trading activity focused on maintaining the Fund's income stream and interest rate sensitivity in a declining interest rate environment. With credit quality spreads very compressed, the Fund has maintained a conservative mix of high quality, marketable securities.

We believe the fundamental outlook for the economy and interest rates remains favorable for fixed income investors. The current level of interest rates, combined with low inflation, provides investors a high real rate of interest, which in the case of municipals is sheltered from federal income taxes. Currently, municipal securities are inexpensive on a historical basis when compared to Treasuries because of investors' concerns regarding the potential for reforms of the federal income tax code. Many market professionals, including ourselves, believe that a radical change to the tax code in the near future is unlikely and, therefore, investors in municipal securities are being fairly compensated in light of this uncertainty.

In this environment, we will continue to search out opportunities in the tax-exempt market while positioning the Sentinel Tax-Free Income Fund to protect capital and provide shareholders with a relatively high level of current income exempt from federal taxation.

/s/ Kenneth J. Hart

Kenneth J. Hart

--------------------------------------------------------------------------------
Sentinel Tax-Free Income Fund Performance
10/1/90 inception through 11/30/95

Sentinel Tax-Free Income Fund

               Sentinel              Lehman                 Lipper General
               Tax-Free              Municipal              Municipal Debt
               Income Fund           Bond Index*            Fund Average
10/01/90        $9,500 label         10,000 label           10,000 label
 Sep-91        $10,666               11,318                 11,300
 Sep-92        $11,776               12,502                 12,470
 Sep-93        $13,407               14,095                 14,129
 Sep-94        $13,017               13,751                 13,588
 Sep-95        $14,155               15,289                 14,925
 Nov-95        $14,626               15,769                 15,447

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

-------------------------------------------
Average Annual
Total Return
Through 11/30/95

                      w/sales     w/o sales
Period                charge+      charge
1 Year                 10.2%       16.0%
-------------------------------------------
5 Years                 7.2%        8.4%
-------------------------------------------
Since
Inception*              7.6%        8.7%
-------------------------------------------
*10/1/90

+Sales charge applicable to year of initial investment.

Sentinel Tax-Free Income Fund
Investment in Securities
at November 30, 1995

--------------------------------------------------------------------------------
                                             Principal Amount           Value
                                                (M=$1,000)            (Note 1)
--------------------------------------------------------------------------------
Bonds 98.3%
California 11.0%
California Health Facility Children's
  Hospital San Francisco (MBIA)
  7.5%, 10/01/20                                   350M            $    393,687
California State G/O
  6.25%, 04/01/08                                 4000M               4,382,040
Hesperia, CA.,
  Water District (FGIC)
  7.2%, 06/01/15                                   280M                 318,685
Irvine Ranch, CA., Water District
  7.875%, 02/15/23                                 250M                 264,202
Long Beach, CA., Water Revenue
  6.25%, 05/01/24                                 3000M               3,181,140
Moulton Niguel, CA.,
  Water District (MBIA)
  5.25%, 09/01/13                                  200M                 194,804
San Mateo Cnty, CA.,
  Power Rev. (AMBAC)
  6.5%, 07/01/15                                  3000M               3,423,150
                                                                   ------------
                                                                     12,157,708
                                                                   ------------
Colorado 4.9%
Arapahoe County, CO.,
  Capital Improvements
  6.95%, 08/31/20                                 1500M               1,618,515
  7%, 08/31/26                                    3500M               3,775,730
                                                                   ------------
                                                                      5,394,245
                                                                   ------------

Connecticut 1.3%
Connecticut State Housing
  Mortgage Fin. Auth.
  8.75%, 11/15/18                                  340M                 355,470
Connecticut State
  Special Tax Oblig.
  6.15%, 09/01/09                                 1000M               1,100,630
                                                                   ------------
                                                                      1,456,100
                                                                   ------------
Delaware 1.0%
University of Delaware
  Hsg. & Dng. Facs.
  6.625%, 11/01/10                                 500M                 552,685
Delaware Health Facs. Auth.
  Millford Memorial Hospital
  7.625%, 11/01/10                                 500M                 549,800
                                                                   ------------
                                                                      1,102,485
                                                                   ------------
District of Columbia 0.5%
District of Columbia G/O (AMBAC)
  7.5%, 06/01/09                                   500M                 558,215
                                                                   ------------
Florida 2.7%
Orlando Utility Com.
  Wtr. & Elec. Rev.
  5%, 10/01/20                                    2000M               1,867,860
University Community
  Hospital, Inc. (FSA)
  7.5%, 09/01/11                                  1000M               1,156,800
                                                                   ------------
                                                                      3,024,660
                                                                   ------------
Hawaii 1.1%
Department of Budget Finance
  7.65%, 07/01/19                                 1000M               1,180,150
Hawaii Housing Finance
  & Dev. Corp
  7.8%, 07/01/29                                    10M                  10,603
                                                                   ------------
                                                                      1,190,753
                                                                   ------------
Idaho 0.7%
Idaho Housing Agency
  8%, 01/01/20                                     665M                 721,345
                                                                   ------------
Illinois 6.5%
Chicago Gas Supply Rev.
  7.5%, 03/01/15                                  1000M               1,118,690
Chicago, Ill., General
  Obligation (AMBAC)
  6.25%, 01/01/08                                  500M                 554,195
Chicago, Ill., Metro Water
  6.85%, 01/01/10                                  300M                 333,330
Illinois Development
  Finance Auth.
  7.6%, 03/01/14                                   750M                 843,405
Illinois Housing Dev. Auth.
  Multi-Family Series A
  7%, 07/01/10                                     990M               1,060,943
Illinois State Sales Tax Rev.
  6%, 06/15/12                                    2000M               2,162,020
  6.5%, 06/15/13                                  1000M               1,132,180
                                                                   ------------
                                                                      7,204,763
                                                                   ------------
Indiana 0.1%
Indianapolis Economic Dev. Rev.
  7.8%, 12/01/17                                    55M                  57,708
                                                                   ------------
Kansas 0.2%
Kansas City, Leavenworth County &
  City of Lenexa Series A - Mtg. Rev.
  8.4%, 05/01/15                                   160M                 167,835
                                                                   ------------
Kentucky 0.3%
Kentucky State Turnpike Auth.
  7.375%, 05/15/07                                 150M                 170,337
  8.5%, 07/01/04                                   100M                 104,676
                                                                   ------------
                                                                        275,013
                                                                   ------------
Louisiana 0.5%
Jefferson, La. Sales
  Tax Rev. (MBIA)
  8.25%, 07/01/02                                  500M                 565,080
                                                                   ------------
Maine 0.3%
Maine Municipal Bond Bank
  6.6%, 11/01/15                                   350M                 379,610
                                                                   ------------
Massachusetts 6.4%
Massachusetts State G/O
  6.875%, 07/01/10                                1000M               1,139,440
  6%, 08/01/09 (FGIC)                             1000M               1,091,790
Massachusetts State
  Health & Education Facs.
  Beth Israel Hospital Revenue
  7%, 07/01/09                                    1000M               1,070,520
Massachusetts State
  Health & Education Facs.
  New England Baptist Hospital Revenue
  7.3%, 7/01/11                                   1000M               1,065,320
Massachusetts State
  Water Resource Auth.
  5%, 03/01/22                                    3000M               2,761,470
                                                                   ------------
                                                                      7,128,540
                                                                   ------------
Michigan 3.3%
Michigan State Building
  Auth. Rev.
  6.25%, 10/01/20                                  170M                 177,451
Michigan State Hospital
  Finance Auth.
  5.25%, 08/15/21                                 2575M               2,466,284
Michigan State Housing
  Dev. Auth.
  5.45%, 07/15/11                                  200M                 197,300
Royal Oak Hospital
  Finance Auth.
  7.375%, 01/01/20                                 750M                 833,430
                                                                   ------------
                                                                      3,674,465
                                                                   ------------
Missouri 2.1%
Central Missouri
  State Univ. (MBIA)
  7%, 07/01/14                                    1000M               1,148,250
Missouri Housing
  Development Comm.
  9.375%, 04/01/16                                  85M                  92,145
Missouri State Environ.
  Improv. Energy
  7.4%, 05/01/20                                  1000M               1,113,230
                                                                   ------------
                                                                      2,353,625
                                                                   ------------
Nebraska 1.9%
Omaha Public Power Elec. Rev.
  6.15%, 02/01/12                                 1000M               1,097,120
  7.625%, 02/01/12                                1000M               1,025,960
                                                                   ------------
                                                                      2,123,080
                                                                   ------------
Nevada 1.0%
Clark Cnty, Nevada
  McCarran Int'l. Airport
  6.15%, 07/01/07  (AMBAC)                        1000M               1,078,740
                                                                   ------------
New Hampshire 0.8%
New Hampshire Higher
  Education & Health (MBIA)
  7.625%, 07/01/20                                 750M                 847,283
                                                                   ------------
New Jersey 3.0%
New Jersey State
  Turnpike Auth.
  6.5%, 01/01/16                                  2000M               2,251,620
University of Medicine
  & Dentistry
  7.2%, 12/01/19                                  1000M               1,108,120
                                                                   ------------
                                                                      3,359,740
                                                                   ------------
New York 19.3%
Monroe County, NY (MBIA)
  5.6%, 12/01/11                                   125M                 127,832
New York City, NY
  7.5%, 02/01/03                                   100M                 111,332
  7.1%, 02/01/09                                  1200M               1,294,908
  5.75%, 08/15/13                                 4000M               3,883,000
New York City
  Mun. Water Fin. Auth.
  7%, 06/15/01                                     250M                 284,208
  7%, 06/15/09                                     250M                 279,635
  5.75%, 06/15/20 (MBIA)                           100M                 101,895
  7.75%, 06/15/20                                  500M                 589,985
New York Dorm. Auth.
  5.3%, 07/01/02                                  1000M               1,004,910
  5.625%, 07/01/16                                3250M               3,208,888
  5.5%, 07/01/20                                   225M                 215,638

Sentinel Tax-Free Income Fund
Investment in Securities (cont'd.)
at November 30, 1995

--------------------------------------------------------------------------------
                                             Principal Amount          Value
                                                (M=$1,000)           (Note 1)
--------------------------------------------------------------------------------
New York State Energy Res.
  & Dev. Auth. (AMBAC)
  5.25%, 08/15/20                                  125M            $    119,334
New York State Environmental Facs. Corp.
  PCR - Water Revolving Fund Project
  7.25%, 06/15/10                                   50M                  56,757
  6.6%, 09/15/12                                  1450M               1,610,558
New York State Local
  Government Assistance
  5.375%, 04/01/16                                1000M                 976,360
  5.5%, 04/01/18                                   200M                 198,458
New York State Medical Care Facs.
  Mental Health Services Facs.
  7.875%, 08/15/08                                 220M                 257,721
  7.875%, 08/15/08                                 250M                 285,375
New York State Medical Care Facs.
  New York Hospital Mortgage
  Rev. (AMBAC)
  6.8%, 08/15/24                                   100M                 110,334
New York State Urban Dev. Corp.
  5.5%, 01/01/16                                   200M                 193,618
  5.7%, 04/01/20                                  2000M               1,994,580
Triborough Bridge &
  Tunnel Authority
  6%, 01/01/12                                    3250M               3,512,243
  6.625%, 01/01/12                                 500M                 572,810
  8.125%, 01/01/12                                 500M                 547,500
                                                                   ------------
                                                                     21,537,879
                                                                   ------------
North Carolina 0.3%
North Carolina Medical Care
  Presbyterian Hospital
  7.375%, 10/01/20                                 250M                 287,800
                                                                   ------------
North Dakota 0.1%
Mercer Cnty PCR - Basin
  Electric Power Project
  7.7%, 01/01/19                                    50M                  51,636
                                                                   ------------
Ohio 2.0%
Cuyahoga County Hospital Rev.
  8%, 12/01/08                                     300M                 324,297
Montgomery County, Kettering
  Medical Center (MBIA)
  7.375%, 04/01/02                                 100M                 110,332
Ohio Housing Finance Auth.
  7.05%, 09/01/16                                  700M                 733,418
Ohio State Higher Educ. Facs.
  6%, 10/01/14                                    1000M               1,082,640
                                                                   ------------
                                                                      2,250,687
                                                                   ------------
Oregon 2.3%
Klamath Falls Elec. Rev.
  4.4%, 05/01/23                                  2500M               2,509,275
                                                                   ------------
Pennsylvania 6.8%
Allegheny County
  Sanitation Auth. (FGIC)
  7.5%, 12/01/16                                   500M                 553,025
Lehigh County Hospital Rev.
  9%, 07/01/15                                     250M                 273,630
Montgomery County Higher
  Ed. & Hlth. Auth.
  8.3%, 06/01/10                                   500M                 587,315
Pennsylvania State G/O
  6.25%, 07/01/10                                 2000M               2,225,640
  6.25%, 07/01/11                                 2000M               2,224,440
Pennsylvania Higher
  Education Facs. Auth.
  7.2%, 07/01/19  (MBIA)                          1000M               1,086,490
Pennsylvania State
  Turnpike Commission
  7.5%, 12/01/19                                   500M                 568,485
                                                                   ------------
                                                                      7,519,025
                                                                   ------------
Puerto Rico 4.7%
Puerto Rico Commonwealth Highway &
  Transportation Auth. Rev.
  5.5%, 07/01/19                                   250M                 244,180
Puerto Rico Electric Power Auth.
  6.125%, 07/01/08                                3375M               3,706,189
Puerto Rico Public Buildings Rev.
  6.25%, 07/01/14                                 1100M               1,232,231
                                                                   ------------
                                                                      5,182,600
                                                                   ------------
South Carolina 1.0%
Piedmont Municipal Power Agency
  6.25%, 01/01/09  (MBIA)                         1000M               1,109,710
                                                                   ------------
Tennessee 0.1%
Volunteer State Student
  Funding Corp. Rev.
  4.85%, 06/01/99                                   75M                  75,214
                                                                   ------------
Texas 3.2%
Alamo Community College
  Refunding (MBIA)
  5.125%, 11/01/13                                 100M                  95,538
Austin, Texas Utility
  Systems Revenue
  5.75%, 11/15/16                                 3000M               3,039,240
Dallas-Fort Worth Int'l. Airport
  7.5%, 11/01/25                                   100M                 107,295
Harris County, Texas
  Flood Control District
  5.125%, 10/01/12                                 175M                 171,986
Matagorda County, Texas
  PCR Power & Light
  7.875%, 12/01/16                                  50M                  52,451
Sabine River Auth. PCR
  8.25%, 10/01/20                                   50M                  56,496
                                                                   ------------
                                                                      3,523,006
                                                                   ------------
Utah 0.1%
Utah State Housing Finance Auth.
  7.25%, 07/01/22                                   30M                  31,804
                                                                   ------------
Vermont 1.7%
Champlain Water District
  7.125%, 10/01/03                                 175M                 197,725
  7.125%, 10/01/04                                 145M                 164,645
  7.125%, 10/01/06                                 200M                 230,820
Vermont Education &
  Health Building
  7.05%, 10/01/16                                  900M                1,002,789
  7%, 10/01/22                                     250M                  263,750
                                                                   ------------
                                                                      1,859,729
                                                                   ------------
Virginia 1.0%
Fairfax County Water Auth.
  7.25%, 01/01/27                                 1000M               1,127,900
                                                                   ------------
Washington 6.1%
Snohomish County G/O
  7.1%, 12/01/07                                   500M                 563,895
Washington State
  Motor Vehicle Fuel
  6.2%, 03/01/11                                  1220M               1,333,692
Washington State
  Public Power Supply
  System Proj. #1
  8%, 07/01/19                                     575M                 671,111
Washington State
  Public Power Supply
  System Proj. #2
  7.625%, 07/01/10                                 250M                 290,293
Washington State
  Public Power Supply
  System Proj. #3 (MBIA)
  7.125%, 07/01/16                                3295M               3,922,104
                                                                   ------------
                                                                      6,781,095
                                                                   ------------
Total Bonds
  (Cost $100,704,657)                                               108,668,353
                                                                   ------------

Short-Term Investments 0.2%
Port St. Helens, Oregon
  General Electric Project
  4%, 06/01/10, (a)
  (Cost $200,000)                                  200M                 200,000
                                                                   ------------
Total Investments
  (Cost $100,904,657)*                                              108,868,353

Excess of Other Assets
  Over Liabilities 1.5%                                               1,637,392
                                                                   ------------
Net Assets                                                         $110,505,745
                                                                   ============

--------------------------------------------------------------------------------
     * Also cost for federal income tax purposes. At November 30, 1995, net unrealized appreciation for federal income tax purposes aggregated $7,963,696 of which $7,966,019 related to appreciated securities and $2,323 related to depreciated securities.

     (a) Variable rate security that may be tendered back to issuer prior to maturity, at par.

         The following abbreviations are used in portfolio descriptions:

         (AMBAC) - Guaranteed by American Municipal Bond
         Association Corp.

         (FGIC) - Guaranteed by Financial Guaranty Insurance
         Co.

         (FSA) - Guaranteed by Financial Security Assurance Inc.

         (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.

         G/O - General  Obligation Bond

         PCR - Pollution Control Revenue Bond


                                              See Notes to Financial Statements.

[PHOTO APPEARS HERE]

Kenneth J. Hart
Manager,
Sentinel New York
Tax-Free Income Fund

Sentinel New York Tax-Free Income Fund seeks a high level of current income and preservation of capital through a portfolio of high quality municipal bonds which are exempt from New York state, City and federal income taxes.

                    Sentinel New York Tax-Free Income Fund

Since the inception of the Sentinel New York Tax-Free Income Fund on March 27, 1995, the Fund had a total return of 8.1% compared to 8.0% for the average fund in the Lipper New York Municipal Debt Fund universe.

Investors in tax-exempt securities were rewarded with solid investment returns throughout 1995. The pace of economic activity moderated while inflation remained low, setting the stage for a powerful bond market rally. Municipal interest rates declined 140 basis points as measured by the Bond Buyer Revenue Bond Index. Trading activity focused on maintaining the Fund's income stream and interest rate sensitivity in a declining interest rate environment. With credit quality spreads very compressed, the Fund has maintained a conservative mix of high quality, marketable securities.

We believe the fundamental outlook for the economy and interest rates remains favorable for fixed income investors. The current level of interest rates, combined with low inflation, provides investors a high real rate of interest, which in the case of municipals is sheltered from federal income taxes. Currently, municipal securities are inexpensive on a historical basis when compared to Treasuries because of investors' concerns regarding the potential for reforms of the federal income tax code. Many market professionals, including ourselves, believe that a radical change to the tax code in the near future is unlikely and, therefore, investors in municipal securities are being fairly compensated in light of this uncertainty.

In this environment, we will continue to search out opportunities in the New York tax-exempt market while positioning the Sentinel New York Tax-Free Income Fund to protect capital and provide shareholders with a relatively high level of current income exempt from New York state, City and federal taxation.

/s/ Kenneth J. Hart

Kenneth J. Hart

--------------------------------------------------------------------------------
Sentinel NY Tax-Free Income Fund Performance
Inception as of opening of business 3/27/95 through 11/30/95

                 Sentinel NY         Lipper NY        Lehman Municipal
                 Tax-Free            Municipal Debt   Bond Index*
                 Income Fund         Fund Average
03/24/95           9,500 label
03/31/95           9,517             10,000 label      10,000 label
04/30/95           9,508             10,010            10,012
05/31/95           9,889             10,331            10,331
06/30/95           9,688             10,195            10,241
07/31/95           9,741             10,258            10,338
08/31/95           9,862             10,374            10,469
09/30/95           9,907             10,428            10,535
10/31/95          10,100             10,597            10,688
11/30/95          10,268             10,800            10,866

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

-------------------------------
Average Annual
Total Return
Through 11/30/95

             w/sales  w/o sales
Period       charge+   charge
Since
Inception*     2.7%     8.1%
-------------------------------

*3/27/95
+Sales charge applicable to
 year of initial investment.

Sentinel New York Tax-Free Income Fund
Investment in Securities
at November 30, 1995

-------------------------------------------------------------------------------
                                             Principal Amount          Value
                                                (M=$1,000)           (Note 1)
--------------------------------------------------------------------------------
Bonds 93.0%
New York 87.3%
Metro Transportation Authority
  6%, 07/01/2019                                   60M             $   60,425
Monroe County Water Improvement
  5.60%, 12/01/2011 (MBIA)                        225M                230,099
New York City Series F
  6.60%, 02/15/2010                               250M                261,362
New York City Municipal Water Fin. Auth.
  6.75%, 06/15/2014 (FGIC)                         35M                 37,212
  6%, 06/15/2017                                  100M                101,664
New York State G/O
  7.15%, 02/01/2008                                80M                 88,429
New York State Dorm. Authority Revenue
  City Univ. System - Ser C
  6%, 07/01/2016                                  110M                110,647
  Cornell Univ. - Ser A
  7.375%, 07/01/2030                               50M                 57,231
  State Univ. Educ. Fac. - Ser A
  7.20%, 05/15/2006                               300M                349,371
  Univ. Rochester - Strong Mem. Hosp.
  5.50%, 07/01/2021                               300M                293,538
  Department of Health
  5.50%, 07/01/2020                               125M                119,799
  City University System
  5.625%, 07/01/2016                              250M                246,837
New York State Energy Resources
  7.50%, 07/01/2025                                50M                 54,769
New York State Environmental Facilities
  5.75%, 03/15/2013                               300M                298,992
New York State Environmental Water Revenue
  7.25%, 06/15/2010                                60M                 68,110
New York State Local Govt. Assistance Corp.
  7%, 04/01/2008                                  100M                111,891
  6%, 04/01/2018                                  250M                255,387
New York State Medical Care Facilities
  7.875%, 08/15/2020                               20M                 22,830
  7.30%, 02/15/2021                                25M                 28,180
    Hospitals & Nursing Homes
      5.75%, 08/15/2019                           170M                172,186
      6.45%, 02/15/2009                           235M                250,916
      7.25%, 02/15/2024                            50M                 54,364
New York State Mortgage Agency Revenue
  7.80%, 10/01/2013                               150M                162,741
  7.95%, 04/01/2022                               100M                108,040
New York State Thwy. Auth. Service Contract
  6%, 01/01/2011                                   60M                 60,622
  6.25%, 04/01/2014                               200M                206,534
New York State Urban Development Corp.
  6.10%, 01/01/2011                               255M                262,222
Port Authority NY & NJ
  5%, 07/15/2012                                   70M                 66,950
Suffolk County NY Water Authority
  5.625%, 06/01/2016
  (AMBAC)                                         170M                171,768
Triborough Bridge & Tunnel Authority
  6%, 01/01/2012                                  250M                270,173
  6.875%, 01/01/2015                               65M                 71,042
                                                                   ----------
                                                                    4,654,331
                                                                   ----------
Puerto Rico 5.7%
Puerto Rico Commonwealth
  7.15%, 07/01/2003                                50M                 57,015
Puerto Rico Commonwealth
  Hwy. & Trans.
  5.50%, 07/01/2019                               250M                244,180
                                                                   ----------
                                                                      301,195
                                                                   ----------
Total Bonds
   (Cost $4,547,762)                                                4,955,526
                                                                   ----------

Short-Term Investments 5.6%
New York City G/O
  3.10%, 08/15/2022 (a)                           100M                100,000
New York Local Assistance
  3.40%, 04/01/2022 (a)                           200M                200,000
                                                                   ----------
Total Short-Term Investments
  (Cost $300,000)                                                     300,000
                                                                   ----------
Total Investments
  (Cost $4,847,762)*                                                5,255,526

Excess of Other Assets
  Over Liabilities 1.4%                                                76,877
                                                                   ----------
Net Assets                                                         $5,332,403
                                                                   ==========

--------------------------------------------------------------------------------
     * Also cost for federal income tax purposes. At November 30, 1995, net unrealized appreciation for federal income tax purposes aggregated $407,764 all of which related to appreciated securities.

     (a) Variable rate security that may be tendered back to issuer prior to maturity, at par.

         The following abbreviations are used in portfolio descriptions:

         (AMBAC) - Guaranteed by American Municipal Bond Association Corp.

         (FGIC) - Guaranteed by Financial Guaranty Insurance Co.

         (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.

         G/O - General Obligation Bond


                                              See Notes to Financial Statements.

[PHOTO APPEARS HERE]

David M. Brownlee, CFA
Manager,
Sentinel Government Securities Fund

Sentinel Government Securities Fund seeks high current returns and safety of invested principal through securities issued by the United States government, its agencies and instrumentalities.

                      Sentinel Government Securities Fund

For the fiscal year ended November 30, 1995, the Sentinel Government Securities Fund produced a total return of 17.9%. This compares favorably to an average return of 16.6%, as reported by Lipper Analytical Services, Inc., for U.S. government funds with similar objectives. The Lehman Government Bond Index returned 17.4% over the same period, while the Lehman Mortgage Index returned 16.3%

For the twelve-month period ended November 30, 1995, interest rates declined significantly, resulting in a surge in bond prices, as U.S. economic growth abated and inflation remained modest. Long-maturity assets outperformed both short- and intermediate maturity assets by a wide margin. During this twelve-month period, the yield on the thirty-year U.S. Treasury bond fell 187 basis points to 6.13%, while the yield on the two-year note declined by 205 basis points to 5.35%. With this interest rate decline, the two-year note recouped approximately 68% of its price depreciation experienced in 1994, while the thirty-year bond has recovered over 100% of its prior year loss.

In 1995's constructive environment for bonds, the Fund increased its portfolio duration early in the year from 4.5 years to 5.7 years. In addition, the Fund significantly reduced exposure to mortgage-backed securities (MBS). At the beginning of the fiscal year, the Fund was positioned 31% in U.S. Treasury securities and 69% in mortgage-backed securities. Throughout the year, the Fund reduced MBS holdings to 16% of assets, in favor of U.S. Treasury securities, increasing this exposure to 84% of assets. This strategic move proved to be beneficial to the Fund's performance, as mortgage-backed securities generally underperformed comparable duration U.S. Treasuries. In addition, the Fund actively engaged in U.S. Treasury dollar rolls, a strategy which added approximately 50 basis points to the Fund's return. The Fund's portfolio duration currently stands at 5.0 years and is positioned 71% U.S. Treasury securities, 23% MBS and 6% cash. In summary, our decision to reduce mortgage-backed securities in favor of U.S. Treasuries, as well as the positive impact of the dollar rolls strategy, made the largest contributions to the Fund's performance during the period.

/s/ David M. Brownlee

David M. Brownlee, CFA

--------------------------------------------------------------------------------
Sentinel Government Securities Fund Performance
9/2/86 inception through 11/30/95

             Sentinel Government  Lehman Government  Lipper Government  Lehman Mortgage
              Securities Fund        Bond Index*        Fund Average        Index*
09/02/86         9,500 label        10,000 label         10,000 label    10,000 label
Aug-87           9,603               9,976               10,055          10,462
Aug-88          10,379              10,724               10,757          11,467
Aug-89          11,543              12,125               11,951          12,966
Aug-90          12,412              12,897               12,660          14,207
Aug-91          14,065              14,726               14,372          16,353
Aug-92          16,015              16,741               16,155          18,338
Aug-93          17,654              18,787               17,929          19,692
Aug-94          17,153              18,357               17,288          19,765
Aug-95          19,028              20,357               18,985          21,928
Nov-95          19,822              21,191               19,737          22,572

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results.

-----------------------------------------
Average Annual
Total Return
Through 11/30/95

                     w/sales    w/o sales
Period               charge+     charge
 1 Year               12.0%       17.9%
-----------------------------------------
 5 Years               7.9%        9.0%
-----------------------------------------
Since
Inception*             7.7%        8.3%
-----------------------------------------

*9/2/86
+Sales charge applicable to year of initial investment.

Sentinel Government Securities Fund
Investment in Securities
at November 30, 1995

-------------------------------------------------------------------------------
                                         Principal Amount              Value
                                            (M=$1,000)               (Note 1)
-------------------------------------------------------------------------------
U.S. Government Obligations 134.1%
U.S. Treasury Obligations 66.3%
5-Year:
  Note 6.25%, '00                             5000M                $  5,143,850
  Note 5.75%, '00                            10000M                  10,088,600
                                                                   ------------
                                                                     15,232,450
                                                                   ------------
10-Year:
  Note 6.5%, '05                             15000M                  15,788,700
  Note 6.5%, '05                             38600M                  40,638,080
                                                                   ------------
                                                                     56,426,780
                                                                   ------------
Total U.S. Treasury Obligations                                      71,659,230
                                                                   ------------
U.S. Government Agency Obligations 67.8%
Federal Farm Credit Bank 9.2%
Agency Discount Note:
  5.63%, 12/15/95                            10000M                   9,978,106
                                                                   ------------
Federal Home Loan Bank 8.3%
Agency Discount Note:
  5.62%, 12/22/95                             9000M                   8,970,495
                                                                   ------------
Federal Home Loan Mortgage Corporation 22.4%
Agency Discount Notes:
  5.64%, 12/20/95                            13500M                  13,459,815
  5.67%, 12/20/95                             7600M                   7,577,257
                                                                   ------------
                                                                     21,037,072
                                                                   ------------
Collateralized Mortgage Obligation:
  1779(H), 8.5%, '00                          1433M                   1,506,850
                                                                   ------------
15-Year:
  8.5%, '98                                     86M                      88,716
                                                                   ------------
30-Year:
  8.25%, '04                                   293M                     300,551
  11%, '09                                      32M                      34,927
  10.5%, '13                                    47M                      50,961
  11%, '15                                      13M                      14,583
  11%, '15                                      73M                      79,847
  11%, '15                                     103M                     112,552
  11%, '15                                      55M                      60,395
  11%, '16                                      40M                      44,208
  11%, '16                                      46M                      50,178
  11%, '17                                      20M                      22,095
  11%, '17                                     222M                     244,036
  10.5%, '18                                   253M                     274,857
  10.5%, '18                                   160M                     174,079
  11%, '20                                      13M                      13,751
  11%, '20                                       6M                       6,646
  11%, '20                                      82M                      90,271
                                                                   ------------
                                                                      1,573,937
                                                                   ------------
Total Federal Home Loan
  Mortgage Corporation                                               24,206,575
                                                                   ------------
Federal National Mortgage Association 20.8%
Agency Discount Note:
  5.67%, 12/28/95                             5000M                   4,978,738
                                                                   ------------
Collateralized Mortgage Obligation:
  148(B), 0%, '96                             6000M                   5,591,250
                                                                   ------------
Medium Term Note:
  6.29%, '00                                  5500M                   5,618,745
                                                                   ------------
15-Year:
  8.25%, '02                                   185M                     190,947
  10.5%, '04                                   875M                     923,112
  7.5%, '10                                   5000M                   5,112,500
                                                                   ------------
                                                                      6,226,559
                                                                   ------------
Total Federal National
  Mortgage Association                                               22,415,292
                                                                   ------------
Government National Mortgage Association 7.1%
15-Year:
  10%, '01                                      48M                      50,366
  9%, '06                                      826M                     879,776
  9%, '06                                      815M                     868,223
  9%, '06                                      843M                     897,850
  9%, '06                                      829M                     882,157
  9%, '06                                      810M                     862,847
  9%, '06                                     1773M                   1,888,377
                                                                   ------------
                                                                      6,329,596
                                                                   ------------
30-Year:
  9.75%, '13                                   327M                     350,964
  11%, '14                                      62M                      68,008
  10.5%, '15                                   121M                     132,385
  10.5%, '16                                   115M                     126,698
  10.5%, '17                                    29M                      32,336
  10.5%, '17                                   111M                     121,895
  10.5%, '19                                    54M                      59,112
  10.5%, '19                                    52M                      57,513
  10.5%, '19                                   129M                     142,041
  10.5%, '19                                   161M                     176,328
  10.5%, '19                                    37M                      40,805
  10.5%, '19                                    39M                      42,730
                                                                   ------------
                                                                      1,350,815
                                                                   ------------
Total Government National
  Mortgage Association                                                7,680,411
                                                                   ------------
Total U.S. Government
  Agency Obligations                                                 73,250,879
                                                                   ------------
Total U.S. Government Obligations
  (Cost $143,029,336)                                               144,910,109
                                                                   ------------

Corporate Short-Term Notes 19.5%
BankAmerica Corp. 5.68%,
  12/29/95                                    5300M                   5,276,586
Ford Financial Services, Inc. 5.66%,
  12/29/95                                    5300M                   5,276,668
G.E. Capital Corp. 5.65%,
  12/29/95                                    5300M                   5,276,709
Texaco, Inc. 5.67%,
12/29/95                                      5300M                   5,276,627
                                                                   ------------
Total Corporate Short-Term Notes
  (Cost $21,106,590)                                                 21,106,590
                                                                   ------------

Repurchase Agreement 6.9%
Repurchase agreement with Dominion
Securities, Inc. dated 11/30/95 at
5.875% to be repurchased at $7,451,216
on 12/01/95, collateralized by a
$7,050,000 U.S. Treasury Note due
11/30/99 valued at $7,602,984.
  (Cost $7,450,000)                           7450M                   7,450,000
                                                                   ------------
Total Investments
  (Cost $171,585,926)*                                              173,466,699

Excess of Liabilities
  Over Other Assets (60.5%)                                         (65,366,511)
                                                                   ------------
Net Assets                                                         $108,100,188
                                                                   ============

----------------------------------
* Also cost for federal income tax purposes. At November 30, 1995, unrealized appreciation for federal income tax purposes aggregated $1,880,773 of which $1,970,259 related to appreciated securities and $89,486 related to depreciated securities.

                                              See Notes to Financial Statements.

[PHOTO APPEARS HERE]

David M. Brownlee, CFA
Manager,
Sentinel Short-Intermediate
Government Fund

Sentinel Short-Intermediate Government Fund seeks high current returns and relatively low volatility of principal through securities issued by the United States government, its agencies and instrumentalities.

Sentinel Short-Intermediate Government Fund

The Sentinel Short-Intermediate Government Fund commenced operations on March 27, 1995. Since inception, the Fund produced a total return of 6.3% through November 30, 1995. This compares to an average return of 6.9% as reported by Lipper Analytical Services, Inc. for short-intermediate U.S. government funds with similar objectives. The Lehman 1-3 Year Government Index returned 6.5% for the same period.

The investment goal of the Fund is to provide a high level of current income, consistent with the preservation of capital, by investing in U.S. government securities, including those of its agencies and instrumentalities. The Fund will attempt to earn a competitive yield and rate of total return between that of a money market fund and that provided by a long-term government bond fund.
At least 65% of the Fund's assets will be invested in U.S. government securities with average maturities of 2 to 5 years. Included in this group of securities are U.S. Treasury and agency issues, as well as mortgage-backed securities issued by the instrumentalities of the U.S. government. The investment strategy of the Fund is to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short maturity securities is fairly limited over a 12-month investment horizon. In addition, yield and total return are highly, positively correlated for short duration instruments over short investment horizons. The Fund's target duration is 2.0 years, managed within a range of 1.5 to 2.5 years.

Since the beginning of last year, the bond market has staged an explosive rally, even while the Federal Reserve was increasing short-term interest rates as late as February 1995. This change in market psychology has resulted from a growing perception by many bond market participants that U.S. economic growth abated dramatically in 1995, and that inflation remains well-contained. On a year-to-date basis through November 30, 1995, yields on the 2-year U.S. Treasury Note have fallen 205 basis points to 5.3%, while yields on the 30-year U.S. Treasury Bond have declined 187 basis points to 6.13%. Bond prices have recovered the majority of their losses suffered in the 1994 bear market.

Sentinel Short-Intermediate Government Fund Performance
Inception as of opening of business 3/27/95 through 11/30/95

----------------------------------------
     Average Annual Total Return
          Through 11/30/95

              w/sales         w/o sales
Period        charge+          charge
Since
Inception*     5.3%              6.3%

*3/27/95
+Sales charge applicable to year of initial investment.



           Sentinel Short-     Lipper Short
            Intermediate       U.S. Gov't.         Lehman 1-3yr.
            Gov't. Fund        Fund Average      Gov't. Bond Index
03/24/95     9,900 label
03/31/95     9,890               10,000 label      10,000 label
04/30/95     9,984               10,090            10,089
05/31/95    10,191               10,298            10,262
06/30/95    10,221               10,349            10,317
07/31/95    10,240               10,362            10,358
08/31/95    10,301               10,438            10,420
09/30/95    10,342               10,498            10,471
10/31/95    10,421               10,591            10,558
11/30/95    10,525               10,693           $10,648

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 1% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Given the volatility of interest rates over the last four years, the Sentinel Short-Intermediate Government Fund is structured to experience relatively minor price fluctuations in its net asset value, while offering a yield in excess of those available on money market securities. As of November 30, 1995, the Fund was positioned 69% in short mortgage-backed securities, 29% in U.S. Treasury/Agency notes, and 2% in money market instruments. The Fund utilizes mortgage-backed securities for their excess yield spreads available over comparable duration U.S. Treasuries. The Fund carefully limits the type of mortgage-backed securities it buys to those which possess limited risk should interest rates unexpectedly rise.

/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Short-Intermediate Government Fund
Investment in Securities
at November 30, 1995

--------------------------------------------------------------------------------
                                        Principal Amount                Value
                                           (M=$1,000)                 (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 89.5%
U.S. Treasury Obligations 19.4%
5-Year:
  Note 5.375%, '98                           1500M                   $ 1,499,475
  Note 6.875%, '99                           2000M                     2,091,800
  Note 5.75%, '00                             750M                       756,645
                                                                     -----------
                                                                       4,347,920
                                                                     -----------
10-Year:
  Note 6.5%, '05                             1100M                     1,158,080
                                                                     -----------
Total U.S. Treasury Obligations                                        5,506,000
                                                                     -----------
U.S. Government Agency Obligations 70.1%
Federal Home Loan Mortgage Corporation 46.1%
Collateralized Mortgage Obligations:
  1779(H), 8.5%, '00                         1392M                     1,463,717
  1057(D), 8%, '00                           1300M                     1,339,000
  93(F), 8.5%, '19                            111M                       110,698
  53(A) P11, 9.5%, '20                         30M                        30,737
                                                                     -----------
                                                                       2,944,152
                                                                     -----------
5-Year:
  6.835%, '99                                 257M                       257,313
  8%, '00                                     855M                       877,597
  8%, '00                                     856M                       878,841
  7%, '00                                    1188M                     1,208,055
  8%, '00                                     819M                       840,571
                                                                     -----------
                                                                       4,062,377
                                                                     -----------
15-Year:
  8.5%, '01                                  1214M                     1,262,031
  9.5%, '01                                     2M                         2,577
  9%, '01                                      16M                        16,279
  9.5%, '01                                     6M                         6,141
  8%, '02                                    1197M                     1,235,179
  7.5%, '02                                   952M                       974,587
  9.5%, '03                                     4M                         4,637
  9.5%, '03                                    11M                        11,350
  10%, '05                                    204M                       213,982
                                                                     -----------
                                                                       3,726,763
                                                                     -----------
30-Year:
  7%, '06                                    1496M                     1,517,584
  7%, '07                                     816M                       827,605
  10.25%, '09                                  32M                        35,007
                                                                     -----------
                                                                       2,380,196
                                                                     -----------
Total Federal Home Loan
  Mortgage Corporation                                                13,113,488
                                                                     -----------
Federal National Mortgage Association 17.3%
Agency Discount Note:
  5.59%, 12/15/95                             750M                       748,370
                                                                     -----------
Medium Term Note:
  6.29%, '00                                 2000M                     2,043,180
                                                                     -----------
15-Year:
  9%, '02                                      13M                        13,860
  10.5%, '03                                  108M                       113,609
  8%, '05                                     929M                       955,531
  7.5%, '10                                  1007M                     1,031,006
                                                                     -----------
                                                                       2,114,006
                                                                     -----------
30-Year:
  10.75%, '12                                  19M                        21,149
                                                                     -----------
Total Federal National
  Mortgage Association                                                 4,926,705
                                                                     -----------
Government National Mortgage Association 6.7%
15-Year:
  14.75%, '96                                   1M                   $       859
  12.75%, '97                                  11M                        11,561
  10.5%, '98                                   14M                        15,228
  11.25%, '98                                   3M                         2,798
  11.25%, '98                                   1M                           666
  11.25%, '98                                   1M                         1,160
  11.25%, '98                                   0M                           365
  10.75%, '98                                  10M                        10,968
  11.25%, '98                                   2M                         2,426
  10.75%, '98                                   7M                         7,541
  10.75%, '98                                  18M                        19,298
  9.5%, '99                                    23M                        24,541
  10.25%, '99                                  21M                        22,775
  11.25%, '00                                  21M                        22,508
  11%, '00                                     14M                        14,765
  11%, '00                                     10M                        10,797
  9.75%, '01                                   19M                        19,964
  9.75%, '01                                    5M                         5,182
  9%, '01                                      49M                        51,849
  9.5%, '04                                    12M                        13,125
  9%, '07                                      53M                        55,407
                                                                     -----------
                                                                         313,783
                                                                     -----------
30-Year:
  9.25%, '07                                   44M                        46,818
  9%, '09                                     256M                       267,911
  10%, '09                                     11M                        11,546
  9.75%, '10                                  193M                       206,092
  10%, '16                                     26M                        27,509
  7.5%, '25                                   997M                     1,018,917
                                                                     -----------
                                                                       1,578,793
                                                                     -----------
Total Government National
  Mortgage Association                                                 1,892,576
                                                                     -----------
Total U.S. Government
  Agency Obligations                                                  19,932,769
                                                                     -----------
Total U.S. Government Obligations
  (Cost $25,084,295)                                                  25,438,769
                                                                     -----------

Other Collateralized Mortgage
Obligations 8.0%
Collateralized Mortgage Obligation
  Trust Series 27(A)
  7.25%, '17                                  440M                   $   448,277
Collateralized Mortgage Securities
  Corp. Series 1988-16(B)
  9.1%, '18                                     8M                         7,739
Georgia Federal Mortgage Corp.
  Series A 4 10.5%, '14                      1583M                     1,660,154
Kidder Peabody Mortgage Assets
  Trust Series 18(A)
  9.43%, '18                                   15M                        15,098
Merrill Lynch Trust Series 5(B)
  6%, '18                                     140M                       137,301
Merrill Lynch Trust Series 25(B)
  8.75%, '19                                   11M                        11,134
                                                                     -----------
Total Other Collateralized Mortgage
  Obligations
  (Cost $2,282,016)                                                    2,279,703
                                                                     -----------

Corporate Short-Term Notes 4.2%
BankAmerica Corp. 5.68%,
  12/29/95
  (Cost $1,194,699)                          1200M                     1,194,699
                                                                     -----------
Total Investments
  (Cost $28,561,010)*                                                 28,913,171

Excess of Liabilities
  Over Other Assets (1.7%)                                              (496,506)
                                                                     -----------
Net Assets                                                           $28,416,665
                                                                     ===========

-----------------------------
* Also cost for federal income tax purposes. At November 30, 1995, unrealized appreciation for federal income tax purposes aggregated $352,161 of which $358,772 related to appreciated securities and $6,611 related to depreciated securities.

                                              See Notes to Financial Statements.

[PHOTO APPEARS HERE]

Darlene A. Coppola
Money Market Trader,
Sentinel U.S. Treasury Money Market Fund

Richard D. Temple
Manager,
Sentinel U.S. Treasury Money Market Fund

Sentinel U.S. Treasury Money Market Fund is a no-load money market fund which seeks a high level of current income, preservation of capital, and liquidity by investing exclusively in the short-term obligations of the United States Treasury.

Sentinel U.S. Treasury Money Market Fund

The 12-month period ended November 30, 1995, marked a year of mixed short-term interest rates. The prime rate rose 25 basis points to end the fiscal year at 8.75% and the discount rate increased 50 basis points to 5.25%. Conversely, the 90-day Treasury bill dropped 23 basis points to 5.48%, while yields on 90-day bank certificates of deposit and commercial paper decreased on average 40 basis points ending the 12-month period at 5.71% and 5.80%, respectively. The Federal Reserve continued to tighten short-term rates during the first half of the year, however, signs of slowing economic growth and little inflationary pressure prompted the Federal Reserve to make its first cut in short-term interest rates in nearly three years during the first week of July, albeit only a 25 basis point adjustment. Continued slow growth, little inflation, and the possibility of a balanced budget agreement has held bill rates in this current trading range as the market anticipates continued easing by the Federal Reserve.

The Sentinel U.S. Treasury Money Market Fund ended fiscal year 1995 with a 7% increase in its net assets to $80.4 million. During this same period, the Fund's maturity lengthened to 66 days from 57 days; and the 7-day yield increased 30 basis points to 4.66%.

/s/ Richard D. Temple

Richard D. Temple


/s/ Darlene A. Coppola

Darlene A. Coppola


Sentinel U.S. Treasury Money Market Fund
Investment in Securities
at November 30, 1995

--------------------------------------------------------------------------------
                                       Principal Amount     Value
                                          (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
     U.S. Treasury Obligations  96.7%
     U S Treasury Bill 5.31%, 12/07/95      1000M         $  999,115
     U S Treasury Bill 5.34%, 12/14/95      1500M          1,497,107
     U S Treasury Bill 5.61%, 12/14/95      1000M            997,974
     U S Treasury Bill 5.32%, 12/21/95      1625M          1,620,197
     U S Treasury Bill 5.25%, 12/21/95      2500M          2,492,708
     U S Treasury Bill 5.38%, 12/21/95      2000M          1,994,022
     U S Treasury Bill 5.61%, 12/21/95      3000M          2,990,650
     U S Treasury Bill 5.645%, 12/21/95     3500M          3,489,024
     U S Treasury Bill 5.2%, 12/28/95        700M            697,270
     U S Treasury Bill 5.285%, 01/04/96     2350M          2,338,270
     U S Treasury Bill 5.31%, 01/11/96       200M            198,790
     U S Treasury Bill 5.315%, 01/11/96     3100M          3,081,235
     U S Treasury Bill 5.255%, 01/18/96     1000M            992,993
     U S Treasury Bill 5.35%, 01/25/96      2000M          1,983,653
     U S Treasury Note 4%, 01/31/96         2725M          2,718,038
     U S Treasury Bill 5.34%, 02/01/96      1655M          1,639,780
     U S Treasury Bill 5.26%, 02/08/96      1000M            989,918
     U S Treasury Bill 5.37%, 02/08/96      2030M          2,009,106
     U S Treasury Bill 5.43%, 02/08/96      1400M          1,385,430
     U S Treasury Bill 5.315%, 02/08/96     1005M            994,762
     U S Treasury Note 4.625%, 02/15/96     5000M          4,990,361
     U S Treasury Note 4.625%, 02/15/96     2500M          2,495,355
     U S Treasury Note 4.625%, 02/15/96     2500M          2,494,978
     U S Treasury Note 4.625%, 02/15/96     4000M          3,992,020
     U S Treasury Bill 5.37%, 02/22/96      5000M          4,938,096
     U S Treasury Bill 5.36%, 02/22/96      3500M          3,456,748
     U S Treasury Note 4.625%, 02/29/96     5100M          5,088,047
     U S Treasury Bill 5.365%, 03/07/96     5000M          4,927,722
     U S Treasury Bill 5.32%, 03/14/96      3500M          3,446,209
     U S Treasury Bill 5.29%, 04/04/96      7210M          7,077,566
                                                         -----------
     Total Investments
       (Amortized cost $78,017,144)*                      78,017,144

     Excess of Other Assets
       Over Liabilities 3.3%                               2,646,767
                                                         -----------
     Net Assets                                          $80,663,911
                                                         ===========

     *Also cost for federal income tax purposes.

                                              See Notes to Financial Statements.

                      This page left blank intentionally.

Sentinel Group Funds, Inc.
Statement of Assets and Liabilities
at November 30, 1995

------------------------------------------------------------------------------------------------------------------------------
                                                            Sentinel
                                                            Emerging     Sentinel      Sentinel      Sentinel       Sentinel
                                                             Growth       Growth        World      Common Stock     Balanced
                                                              Fund         Fund          Fund          Fund           Fund
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at value                                      $89,974,020  $60,266,371   $46,059,016  $1,056,559,830  $279,856,458
Cash and cash equivalents                                     373,504      213,822        56,626       2,243,537       443,302
Foreign currency (cost $986,681)                                  -            -         966,388             -             -
Receivable for securities sold                                    -            -         457,455             -       2,425,543
Receivable for fund shares sold                                21,837       29,473       159,461         489,693       645,948
Receivable for dividends and interest                          21,798       95,168        89,321       4,153,188     2,363,833
Receivable for withholding tax reclaimable                        -            -          42,081             -             -
Receivable from fund administrator                                -            -             -               -             -
                                                          -----------  -----------   -----------  --------------  ------------
  Total Assets                                             90,391,159   60,604,834    47,830,348   1,063,446,248   285,735,084
                                                          -----------  -----------   -----------  --------------  ------------

Liabilities
Payable for securities purchased                                  -            -             -         3,084,574    17,856,854
Payable for shares repurchased                                881,529       33,075        40,168         986,153       368,815
Accrued expenses                                               59,896       58,468        27,960         467,324       117,558
Management fee payable                                         47,369       31,351        25,125         469,381       140,325
Distribution fee payable                                       52,022       18,964        22,685         359,514       109,019
Fund service fee payable                                       29,173       16,607        12,422         135,509        39,762
                                                          -----------  -----------   -----------  --------------  ------------
  Total Liabilities                                         1,069,989      158,465       128,360       5,502,455    18,632,333
                                                          -----------  -----------   -----------  --------------  ------------
Net Assets Applicable to Outstanding Shares               $89,321,170  $60,446,369   $47,701,988  $1,057,943,793  $267,102,751
                                                          ===========  ===========   ===========  ==============  ============


Shares Outstanding                                         17,190,516    3,570,991     3,462,116      30,044,511    15,864,676
Net Asset Value Per Share                                       $5.20       $16.93        $13.78          $35.21        $16.84
Maximum Offering Price Per Share                                $5.47       $17.82        $14.51          $37.06        $17.73

Net Assets Represent
Capital stock at par value                                $   171,905  $    35,710   $    34,621  $      300,445  $    158,647
Paid-in capital                                            70,308,390   39,902,922    42,522,769     486,218,847   209,748,415
Accumulated undistributed (distributions in excess of)
  net investment income                                       247,950      182,378       475,738       3,337,344     1,220,591
Accumulated undistributed net realized gain (loss)
  on investments and foreign currency transactions         16,243,692    9,038,301       196,654      82,782,610     6,471,802
Unrealized appreciation of investments
  and foreign currency transactions                         2,349,233   11,287,058     4,472,206     485,304,547    49,503,296
                                                          -----------  -----------   -----------  --------------  ------------
  Net Assets                                              $89,321,170  $60,446,369   $47,701,988  $1,057,943,793  $267,102,751
                                                          ===========  ===========   ===========  ==============  ============
Investments at Cost                                       $87,624,787  $48,979,313   $41,565,239    $571,255,283  $230,353,162
                                                          ===========  ===========   ===========  ==============  ============

See Notes to Financial Statements.
34

Sentinel Group Funds, Inc.
Statement of Assets and Liabilities
at November 30, 1995

------------------------------------------------------------------------------------------------------------------------------------
                                                  Sentinel          Sentinel           Sentinel          Sentinel         Sentinel
                               Sentinel           Tax-Free          New York          Government    Short-Intermediate U.S. Treasury
                                 Bond              Income        Tax-Free Income      Securities        Government      Money Market
                                 Fund               Fund              Fund               Fund              Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at value         $116,472,873       $108,868,353       $5,255,526         $173,466,699      $28,913,171      $78,017,145
Cash and cash equivalents         158,991          2,985,263           89,899                7,862          639,539        2,485,857
Foreign currency                    -                  -                -                    -                -                -
Receivable for securities
 sold                           2,425,543          3,084,306          154,669            5,353,202          111,846          992,960
Receivable for fund shares
 sold                             263,738            103,894            -                   42,410          550,090          739,270
Receivable for dividends
 and interest                   1,986,377          1,990,910           91,497            1,323,123          240,981          286,365
Receivable for withholding
 tax reclaimable                    -                  -                -                    -                -                -
Receivable from fund
 administrator                      -                  -                -                    -               42,857            -
                             ------------       ------------       ----------         ------------      -----------      -----------
  Total Assets                121,307,522        117,032,726        5,591,591          180,193,296       30,498,484       82,521,597
                             ------------       ------------       ----------         ------------      -----------      -----------


Liabilities
Payable for securities
 purchased                     12,243,111          6,353,409          242,170           71,920,161        1,926,010          994,762
Payable for shares
 repurchased                      179,573             59,603           12,000               35,503          120,906          777,913
Accrued expenses                   43,080             29,087              766               47,034            4,736           45,359
Management fee payable             46,955             47,528            2,320               46,398           11,511           26,468
Distribution fee payable           27,375             26,654            1,493               30,217           15,764            -
Fund service fee payable           12,877             10,700              439               13,795            2,892           13,184
                             ------------       ------------       ----------         ------------      -----------      -----------
  Total Liabilities            12,552,971          6,526,981          259,188           72,093,108        2,081,819        1,857,686
                             ------------       ------------       ----------         ------------      -----------      -----------
Net Assets Applicable to
 Outstanding Shares          $108,754,551       $110,505,745       $5,332,403         $108,100,188      $28,416,665      $80,663,911
                             ============       ============       ==========         ============      ===========      ===========

Shares Outstanding             16,767,832          8,115,609          455,023           10,491,866        2,887,563       80,663,911
Net Asset Value Per Share           $6.49             $13.62           $11.72               $10.30            $9.84            $1.00
Maximum Offering Price Per
 Share                              $6.83             $14.34           $12.34               $10.84            $9.94            $1.00


Net Assets Represent
Capital stock at par value   $    167,678       $     81,156       $    4,550         $    104,919      $    28,876      $   806,639
Paid-in capital               108,641,341        102,601,189        4,971,065          109,703,170       29,125,690       79,857,272
Accumulated undistributed
 (distributions in excess
 of) net investment income         (8,604)             3,508              393               (2,180)           -                -
Accumulated undistributed
 net realized gain (loss)
 on investments and foreign
 currency transactions         (3,436,516)          (143,804)         (51,369)          (3,586,494)      (1,090,062)           -
Unrealized appreciation of
 investments and foreign
 currency transactions          3,390,652          7,963,696          407,764            1,880,773          352,161            -
                             ------------       ------------       ----------         ------------      -----------      -----------
  Net Assets                 $108,754,551       $110,505,745       $5,332,403         $108,100,188      $28,416,665      $80,663,911
                             ============       ============       ==========         ============      ===========      ===========
Investments at Cost          $113,082,221       $100,904,657       $4,847,762         $171,585,926      $28,561,010      $78,017,145
                             ============       ============       ==========         ============      ===========      ===========


                                              See Notes to Financial Statements.

Sentinel Group Funds, Inc.
Statement of Operations
For the Year Ended November 30, 1995

-----------------------------------------------------------------------------------------------------------------------
                                                Sentinel
                                                Emerging        Sentinel       Sentinel      Sentinel         Sentinel
                                                 Growth          Growth         World      Common Stock       Balanced
                                                  Fund            Fund           Fund          Fund             Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                     $   533,941     $   881,157     $1,000,863 + $ 29,106,658     $ 4,180,753
Interest                                        1,173,559         162,895         37,096      3,119,081       8,274,153
                                              -----------     -----------     ----------   ------------     -----------
  Total Income                                  1,707,500       1,044,052      1,037,959     32,225,739      12,454,906
                                              -----------     -----------     ----------   ------------     -----------

Expenses:
Management advisory fee                           611,863         355,614        288,808      5,243,009       1,611,633
Transfer agent and custodian                      483,229         256,602        229,721      1,731,282         553,382
Distribution expense                              281,355         145,000        132,778      2,545,000         741,076
Accounting services                                41,875          24,385         20,000        427,786         110,825
Professional fees                                  29,832          18,008         14,180        275,578          75,946
Reports and notices to shareholders                27,832          16,576          8,948        111,711          36,411
Directors' fees and expenses                       10,378           5,962          4,860        104,436          27,102
Other                                              15,465          15,555         20,642         58,620          38,282
                                              -----------     -----------     ----------   ------------     -----------
  Total Expenses                                1,501,829         837,702        719,937     10,497,422       3,194,657
  Expense Reimbursement                             -               -              -              -               -
  Expense Offset                                  (42,279)        (22,577)       (31,046)       (94,522)        (49,732)
                                              -----------     -----------     ----------   ------------     -----------
Net Expenses                                    1,459,550         815,125        688,891     10,402,900       3,144,925
                                              -----------     -----------     ----------   ------------     -----------
Net Investment Income                             247,950         228,927        349,068     21,822,839       9,309,981
                                              -----------     -----------     ----------   ------------     -----------

Realized and Unrealized Gain (Loss) on
 Investments
and Foreign Currency
Net realized gain (loss) from:
Investments                                    16,243,662       9,038,335        228,428     83,681,019       6,896,018
Foreign currency transactions                       -               -            126,670          -               -
                                              -----------     -----------     ----------   ------------     -----------
Net realized gain (loss)                       16,243,662       9,038,335        355,098     83,681,019       6,896,018
                                              -----------     -----------     ----------   ------------     -----------
Net change in unrealized appreciation
 (depreciation) during the period:
Investments                                    (5,901,668)      2,732,693      3,583,376    164,928,158      37,588,953
Foreign currency transactions                       -               -            (20,202)         -               -
                                              -----------     -----------     ----------   ------------     -----------
 Net change in unrealized
 appreciation (depreciation)                   (5,901,668)      2,732,693      3,563,174    164,928,158      37,588,953
                                              -----------     -----------     ----------   ------------     -----------
Net Realized and Unrealized Gain
 from Investments and Foreign Currency         10,341,994      11,771,028      3,918,272    248,609,177      44,484,971
                                              -----------     -----------     ----------   ------------     -----------
Net Increase in Net Assets
 from Operations                              $10,589,944     $11,999,955     $4,267,340   $270,432,016     $53,794,952
                                              ===========     ===========     ==========   ============     ===========

+ Net of foreign tax withholding of $140,360.

See Notes to Financial Statements.
36

Sentinel Group Funds, Inc.
Statement of Operations
For the Year Ended November 30, 1995*

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Sentinel                       Sentinel
                                                       Sentinel          New York      Sentinel          Short-          Sentinel
                                         Sentinel      Tax-Free          Tax-Free     Government      Intermediate     U.S. Treasury
                                           Bond         Income            Income      Securities       Government      Money Market
                                           Fund          Fund              Fund          Fund             Fund             Fund
                                        -----------   -----------        --------     -----------      ----------       ----------
Investment Income
Income:
Dividends                               $    49,156        -                -                -              -                 -
Interest                                  7,616,677   $ 6,294,664        $200,673     $ 7,931,818     $  975,350        $4,416,970
                                        -----------   -----------        --------     -----------     ----------        ----------
  Total Income                            7,665,833     6,294,664         200,673       7,931,818        975,350         4,416,970
                                        -----------   -----------        --------     -----------     ----------        ----------
Expenses:
Management advisory fee                     522,173       560,292          18,231         558,652         72,960           313,262
Transfer agent and custodian                172,570       147,187           5,097         203,262         30,242           224,160
Distribution expense                        196,750       211,125           6,666         210,478         48,200              -
Accounting services                          44,650        47,240           1,532          46,980          6,075            34,985
Professional fees                            30,160        30,339             685          30,742          3,125            23,007
Reports and notices to shareholders           9,614         8,537           3,150           9,333          1,350            12,055
Directors' fees and expenses                 10,847        11,633             360          11,515          1,497             8,548
Other                                        26,463        32,828           8,537          23,775         26,720            22,228
                                        -----------   -----------        --------     -----------     ----------        ----------
  Total Expenses                          1,013,227     1,049,181          44,258       1,094,737        190,169           638,245
  Expense Reimbursement                        -          (66,467)           -               -           (42,857)             -
  Expense Offset                            (36,845)      (32,339)         (2,117)         (6,212)        (9,722)           (4,600)
                                        -----------   -----------        --------     -----------     ----------        ----------
  Net Expenses                              976,382       950,375          42,141       1,088,525        137,590           633,645
                                        -----------   -----------        --------     -----------     ----------        ----------
Net Investment Income                     6,689,451     5,344,289         158,532       6,843,293        837,760         3,783,325
                                        -----------   -----------        --------     -----------     ----------        ----------
Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency
Net realized gain (loss) from:
Investments                               1,989,093     1,604,746         (47,300)      3,976,086         45,919              -
Foreign currency transactions                  -             -               -               -              -                 -
                                        -----------   -----------        --------     -----------     ----------        ----------
  Net realized gain (loss)                1,989,093     1,604,746         (47,300)      3,976,086         45,919              -
                                        -----------   -----------        --------     -----------     ----------        ----------
Net change in unrealized appreciation
  (depreciation) during the period:
Investments                               8,007,845     8,580,337         289,172       6,533,082        315,484              -
Foreign currency transactions                  -             -               -               -              -                 -
                                        -----------   -----------        --------     -----------     ----------        ----------
  Net change in unrealized
  appreciation (depreciation)             8,007,845     8,580,337         289,172       6,533,082        315,484              -
                                        -----------   -----------        --------     -----------     ----------        ----------
Net Realized and Unrealized Gain
  from Investments and Foreign
   Currency                               9,996,938    10,185,083         241,872      10,509,168        361,403              -
                                        -----------   -----------        --------     -----------     ----------        ----------
Net Increase in Net Assets
  from Operations                       $16,686,389   $15,529,372        $400,404     $17,352,461     $1,199,163        $3,783,325
                                        ===========   ===========        ========     ===========     ==========        ==========

* Except for Sentinel New York Tax-Free Income Fund and Sentinel Short-Intermediate Government Fund which are for for the period March 27, 1995 (commencement of operations) to November 30, 1995.

                                              See Notes to Financial Statements.

Sentinel Group Funds, Inc.
Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                     Sentinel
                                                     Emerging                         Sentinel
                                                      Growth                           Growth
                                                       Fund                             Fund

                                            Year Ended      Year Ended      Year Ended       Year Ended
                                             11/30/95        11/30/94        11/30/95         11/30/94
                                          ------------    ------------     -----------     ------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)              $    247,950    $   (719,098)    $   228,927     $    160,032
Net realized gain (loss) from
  investments and foreign currency          16,243,662      15,280,815       9,038,335        7,982,077
Net change in unrealized
  appreciation (depreciation)               (5,901,668)    (12,522,902)      2,732,693      (10,816,883)
                                          ------------    ------------     -----------     ------------
Net increase (decrease)
  in net assets
  from operations                           10,589,944       2,038,815      11,999,955       (2,674,774)
                                          ------------    ------------     -----------     ------------

Distributions to Shareholders
From net investment income                        -               -           (139,887)        (101,423)
From net realized gain on
  investments and foreign currency         (14,411,597)    (22,586,510)     (7,982,066)      (1,520,979)
                                          ------------    ------------     -----------     ------------
Total distributions to
  shareholders                             (14,411,597)    (22,586,510)     (8,121,953)      (1,622,402)
                                          ------------    ------------     -----------     ------------

From Capital Share Transactions
Net proceeds from
  sales of shares                           13,979,568      12,404,093       5,940,101        6,029,195
Net asset value of shares
  issued in reinvestment of
  dividends and distributions               13,135,828      20,325,227       7,247,471        1,441,691
Net asset value of shares
  issued in exchange for
  net assets of another
  investment company                              -               -               -                -
                                          ------------    ------------     -----------     ------------
                                            27,115,396      32,729,320      13,187,572        7,470,886
Less: Payments for
  shares reacquired                        (22,392,181)    (28,938,237)     (7,065,780)     (10,560,224)
                                          ------------    ------------     -----------     ------------
Increase (decrease) in net assets
  from capital share transactions            4,723,215       3,791,083       6,121,792       (3,089,338)
                                          ------------    ------------     -----------     ------------

Total Increase (Decrease) in Net Assets
  for Period                                   901,562     (16,756,612)      9,999,794       (7,386,514)
Net Assets:
  Beginning of period                       88,419,608     105,176,220      50,446,575       57,833,089
                                          ------------    ------------     -----------     ------------
  End of period                           $ 89,321,170    $ 88,419,608     $60,446,369     $ 50,446,575
                                          ------------    ------------     -----------     ------------
Undistributed Net
 Investment Income (Loss)
 at End of Period                         $    247,950    $       -        $   182,378     $     93,338
                                          ============    ============     ===========     ============
-------------------------------------------------------------------------------------------------------
                                                     Sentinel                        Sentinel
                                                      World                        Common Stock
                                                       Fund                            Fund

                                           Year Ended      Year Ended     Year Ended       Year Ended
                                            11/30/95        11/30/94       11/30/95         11/30/94
                                          ------------    ------------  --------------    -------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)              $    349,068    $    198,080  $   21,822,839    $  24,680,626
Net realized gain (loss) from
  investments and foreign currency             355,098         588,512      83,681,019       33,250,854
Net change in unrealized
  appreciation (depreciation)                3,563,174         216,981     164,928,158      (73,078,201)
                                          ------------    ------------  --------------    -------------
Net increase (decrease)
  in net assets
  from operations                            4,267,340       1,003,573     270,432,016      (15,146,721)
                                          ------------    ------------  --------------    -------------

Distributions to Shareholders
From net investment income                    (286,485)        (37,977)    (22,427,518)     (23,891,097)
From net realized gain on
  investments and foreign currency            (505,083)        (93,788)    (32,779,992)      (1,815,853)
                                          ------------    ------------  --------------    -------------
Total distributions to
  shareholders                                (791,568)       (131,765)    (55,207,510)     (25,706,950)
                                          ------------    ------------  --------------    -------------

From Capital Share Transactions
Net proceeds from
  sales of shares                           15,888,398      32,943,316      70,030,323       63,969,978
Net asset value of shares
  issued in reinvestment of
  dividends and distributions                  761,890         127,165      43,543,555       19,053,275
Net asset value of shares
  issued in exchange for
  net assets of another
  investment company                              -               -         51,894,735             -
                                          ------------    ------------  --------------    -------------
                                            16,650,288      33,070,481     165,468,613       83,023,253
Less: Payments for
  shares reacquired                        (14,394,477)     (8,844,358)   (162,084,590)    (100,670,743)
                                          ------------    ------------  --------------    -------------
Increase (decrease) in net assets
  from capital share transactions            2,255,811      24,226,123       3,384,023      (17,647,490)
                                          ------------    ------------  --------------    -------------

Total Increase (Decrease) in Net Assets
  for Period                                 5,731,583      25,097,931     218,608,529      (58,501,161)
Net Assets:
  Beginning of period                       41,970,405      16,872,474     839,335,264      897,836,425
                                          ------------    ------------  --------------    -------------
  End of period                           $ 47,701,988    $ 41,970,405  $1,057,943,793    $ 839,335,264
                                          ------------    ------------  --------------    -------------
Undistributed Net
 Investment Income (Loss)
 at End of Period                         $    475,738    $    254,707     $ 3,337,344    $   3,942,023
                                          ============    ============     ===========    =============

See Notes to Financial Statements.

Sentinel Group Funds, Inc.
Statement of Changes in Net Assets

                                                                            Sentinel                Sentinel
            Sentinel                       Sentinel                         Tax-Free                New York
            Balanced                         Bond                            Income              Tax-Free Income
              Fund                           Fund                             Fund                    Fund*
                                                                                                  Eight Months
 Year Ended         Year Ended     Year Ended        Year Ended     Year Ended      Year Ended        Ended
  11/30/95           11/30/94       11/30/95          11/30/94       11/30/95        11/30/94        11/30/95
-------------      ------------   ------------      -----------    ------------    ------------     ----------
$   9,309,981      $  9,179,764   $  6,689,451      $ 5,238,003    $  5,344,289    $  5,584,088     $  158,532

    6,896,018           438,528      1,989,093       (3,187,095)      1,604,746      (1,730,483)       (47,300)

   37,588,953       (18,176,405)     8,007,845       (6,229,746)      8,580,337      (9,435,964)       289,172
-------------      ------------   ------------      -----------    ------------    ------------     ----------

   53,794,952        (8,558,113)    16,686,389       (4,178,838)     15,529,372      (5,582,359)       400,404
-------------      ------------   ------------      -----------    ------------    ------------     ----------


   (9,440,483)       (8,792,962)    (6,677,766)      (5,205,964)     (5,344,668)     (5,581,800)      (158,139)

     (143,043)       (1,393,903)           -         (4,248,336)            -          (950,281)           -
-------------      ------------   ------------      -----------    ------------    ------------     ----------

   (9,583,526)      (10,186,865)    (6,677,766)      (9,454,300)     (5,344,668)     (6,532,081)      (158,139)
-------------      ------------   ------------      -----------    ------------    ------------     ----------


   35,919,601        61,618,124     19,152,787       27,558,388      19,708,036      24,483,545        984,046


    8,552,193         9,121,698      4,951,462        7,718,442       3,604,212       4,782,522        147,544


    4,084,150               -       31,075,198              -         4,493,940             -        5,759,369
-------------      ------------   ------------      -----------    ------------    ------------     ----------
   48,555,944        70,739,822     55,179,447       35,276,830      27,806,188      29,266,067      6,890,959

  (51,993,073)      (55,298,764)   (36,920,567)     (24,544,098)    (27,420,131)    (29,184,921)    (1,800,821)
-------------      ------------   ------------      -----------    ------------    ------------     ----------
   (3,437,129)       15,441,058     18,258,880       10,732,732         386,057          81,146      5,090,138
-------------      ------------   ------------      -----------    ------------    ------------     ----------

   40,774,297        (3,303,920)    28,267,503       (2,900,406)     10,570,761     (12,033,294)     5,332,403

  226,328,454       229,632,374     80,487,048       83,387,454      99,934,984     111,968,278            -
-------------      ------------   ------------      -----------    ------------    ------------     ----------
$ 267,102,751      $226,328,454   $108,754,551      $80,487,048    $110,505,745    $ 99,934,984     $5,332,403
=============      ============   ============      ===========    ============    ============     ==========

$   1,220,591      $  1,378,850   $     (8,604)     $   (22,172)   $      3,508    $      3,887     $      393
=============      ============   ============      ===========    ============    ============     ==========

*Commenced operations March 27, 1995.

                                              See Notes to Financial Statements.

Sentinel Group Funds, Inc.
Statement of Changes in Net Assets (cont'd.)

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Sentinel             Sentinel               Sentinel
                                                                   Government       Short-Intermediate        U.S. Treasury
                                                                   Securities           Government            Money Market
                                                                     Fund                 Fund*                   Fund
                                                                                       Eight Months
                                                         Year Ended      Year Ended       Ended         Year Ended     Year Ended
                                                          11/30/95        11/30/94       11/30/95        11/30/95        11/30/94
                                                       ----------------------------  -------------  - ----------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)                           $  6,843,293    $  7,214,095   $    837,760   $   3,783,325   $   2,289,586
Net realized gain (loss) from
  investments and foreign currency                        3,976,086      (5,760,781)        45,919               -               -
Net change in unrealized
  appreciation (depreciation)                             6,533,082      (7,201,190)       315,484               -               -
                                                       ------------    ------------   -------------  -------------   -------------
Net increase (decrease)
  in net assets
  from operations                                        17,352,461      (5,747,876)     1,199,163       3,783,325       2,289,586
                                                       ------------    ------------   -------------  -------------   -------------

Distributions to Shareholders
From net investment income                               (6,684,083)     (7,046,062)      (823,999)     (3,783,325)     (2,289,586)
From net realized gain on
  investments and foreign currency                                -      (1,485,970)             -               -               -
                                                       ------------    ------------   -------------  -------------   -------------
Total distributions to
  shareholders                                           (6,684,083)     (8,532,032)      (823,999)     (3,783,325)     (2,289,586)
                                                       ------------    ------------   -------------  -------------   -------------

From Capital Share Transactions
Net proceeds from
  sales of shares                                        12,011,122      22,078,781     21,848,488     150,294,331     159,102,352
Net asset value of shares
  issued in reinvestment of
  dividends and distributions                             5,223,850       6,851,054        683,298       3,499,173       2,031,457
Net asset value of shares
  issued in exchange for
  net assets of another
  investment company                                              -               -     15,218,556               -               -
                                                       ------------    ------------   -------------  -------------   -------------
                                                         17,234,972      28,929,835     37,750,342     153,793,504     161,133,809
                                                       ------------    ------------   -------------  -------------   -------------
Less: Payments for
  shares reacquired                                     (24,260,467)    (44,941,238)    (9,708,841)   (148,430,713)   (158,084,971)
                                                       ------------    ------------   -------------  -------------   -------------
Increase (decrease) in net assets
  from capital share transactions                        (7,025,495)    (16,011,403)    28,041,501       5,362,791       3,048,838
                                                       ------------    ------------   -------------  -------------   -------------

Total Increase (Decrease) in Net Assets
  for Period                                              3,642,883     (30,291,311)    28,416,665       5,362,791       3,048,838
Net Assets:
  Beginning of period                                   104,457,305     134,748,616              -      75,301,120      72,252,282
                                                       ------------    ------------   -------------  -------------   -------------
  End of period                                        $108,100,188    $104,457,305   $ 28,416,665   $  80,663,911   $  75,301,120
                                                       ============    ============   =============  =============   =============
Undistributed Net
 Investment Income (Loss)
 at End of Period                                      $     (2,180)   $     (7,216)  $           -  $           -   $           -
                                                       ============    ============   =============  =============   =============

*Commenced operations March 27, 1995.

See Notes to Financial Statements.

                         Notes to Financial Statements

(1) Significant Accounting Policies:

Sentinel Group Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Company consists of eleven separate series - Sentinel Emerging Growth Fund (formerly Sentinel Aggressive Growth Fund), Sentinel Growth Fund, Sentinel World Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Short-Intermediate Government Fund and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. As a result of the Company merger with seven of the Independence Capital Group of Funds, as further described in Note (6), Sentinel New York Tax-Free Income Fund and Sentinel Short-Intermediate Government Fund commenced operations on March 27, 1995. The following is a summary of significant accounting policies followed by the Company.

A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Cost is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. The Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Short-Intermediate Government Fund amortize premium. Sentinel New York Tax-Free Income Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of New York.

C. Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities and foreign currency transactions. Re-classifications were made to reflect these differences as of November 30, 1995 as follows:

                                                                          Increase
                                                                       (decrease) in
                                                                        accumulated
                                                      Increase         undistributed
                                  Increase         (decrease) in        net realized
                                 (decrease)         accumulated        gain (loss) on
                                     in            undistributed      investments and
                                   paid-in         net investment     foreign currency
          Fund                     capital             income           transactions
------------------------------   ----------        ---------------    ----------------
World.........................        --            $ 158,448            $(158,448)
Balanced......................        --              (27,757)              27,757
Bond..........................     $(1,916)             1,883                   33
Government Sec................      (2,965)          (154,174)             157,139
Short-Intermediate Gov't......      (1,816)           (13,760)              15,576

D. Dollar Rolls: Sentinel Balanced, Sentinel Bond, Sentinel Government Securities and Sentinel Short-Intermediate Government Funds enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Funds maintain segregated accounts, the dollar value of which is equal to its obligations, in respect of dollar rolls.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Sentinel World Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Sentinel World Fund does not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

H. Other: Joint expenses of the Company are allocated proportionately based upon the Funds' respective average net assets.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

(2) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co., ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK") an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Funds pay SAC a monthly fee determined as follows: (1) With respect to Sentinel Emerging Growth, Sentinel Growth, Sentinel World and Sentinel Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to Sentinel Common Stock Fund: 0.55% per annum on the average daily net assets of the Fund. (3) With respect to Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Government Securities and Sentinel Short-Intermediate Government Funds:
0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to Sentinel U.S. Treasury Money Market Fund: 0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million. The Agreement provides that if certain expenses incurred by the Company in any fiscal year exceed the expense limitations imposed by any state's securities regulations, SAC will reimburse the Company for any such excess. No reimbursement was required for the year.

With respect to Sentinel World Fund only, SAC has entered into a sub-advisory agreement with Cashman, Farrell and Associates (the "Sub-Advisor"). Pursuant to such agreement, the Sub-Advisor provides SAC with a continuous investment program consistent with Sentinel World Fund's investment objectives and policies. The sub-advisory agreement provides for a fee to be paid by SAC to the Sub-Advisor of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel World Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

On March 1, 1993, each of the Funds (except Sentinel U.S. Treasury Money Market
Fund) adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "Plans". The Sentinel New York Tax-Free Income Fund became subject to the Plan upon its inception on March 27, 1995. On March 24, 1995 the Sentinel Short-Intermediate Government Fund adopted a supplemental distribution plan pursuant to Rule 12b-1 applicable only to it. None of the fees paid by the other Funds pursuant to the Plans will be used to reimburse Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, the principal underwriter ("Distributor") of the Company's shares, for expenses incurred in connection with the distribution of the Sentinel U.S. Treasury Money Market Fund shares.

Under the Plans, each participating Fund pays to the Distributor a monthly fee at the maximum annual rate of (a) .30% of average daily net assets in the case of the Sentinel Emerging Growth, Sentinel Growth, Sentinel World, Sentinel Common Stock and Sentinel Balanced Funds, (b) .20% of average daily net assets in the case of the Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income and Sentinel Government Securities Funds or (c) .35% of average daily net assets in the case of the Sentinel Short-Intermediate Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occupancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promotion and selling shares of such Fund to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, any supplement thereto used in connection with the offering of such Fund's shares to the public, or any reports and other communications for the distribution to existing shareholders, and service fees (deferred commissions) paid to securities dealers who have executed a selling agreement with the Distributor. The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year.

SFSC also receives a sales charge added to the net asset value received by the Company on the sale of its shares. This compensation is not an expense of the Company and does not affect its operating results. SFSC has advised the Company that it received sales charges aggregating $4,628,638 for the year ended November 30, 1995. The Company is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $126,256 after allowances of $2,325,653 to Equity Services, Inc., an affiliate of National Life, $745,777 to PML Securities Company, an affiliate of Provident Mutual, and $1,140,476 to other investment dealers. Allowances of $154,789 went to Hornor, Townsend & Kent, Inc. and $135,687 to Janney Montgomery Scott, Inc., affiliates of Penn Mutual, for the eight months ended November 30, 1995.

Each director who is not an employee of the adviser or an affiliated company is paid an annual fee of $12,500 ($16,000 effective September 1, 1995) plus $1,000 ($1,500 effective September 1, 1995) for each meeting of the Board of Directors attended. Such directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation ("SAS Corp."), an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Company receives fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Company has contracted for with outside providers. Total fees for the year ended November 30, 1995 were $3,349,333.

SASC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds and Sentinel Pennsylvania Tax-Free Trust (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The Funds and Sentinel Pennsylvania Tax-Free Trust make up the Sentinel Family of Funds. Although SASC has no present intention to do so, this arrangement may be terminated at any time. The Company expenses for the year ended November 30, 1995 did not exceed 1.30% of its average daily net assets.

With respect to Sentinel U.S. Treasury Money Market Fund, Sentinel Short-Intermediate Government Fund and Sentinel World Fund, SASC has agreed to reimburse the Funds for all operating expenses of the Funds in excess of an annual rate of .85%, 1.00% and 2.00%, respectively, of the Funds' average daily net assets. For the eight months ended November 30, 1995, the total amount reimbursable to Sentinel Short-Intermediate Government Fund was $42,857. No amounts were required to be reimbursed to Sentinel U.S. Treasury Money Market Fund or Sentinel World Fund for the year ended November 30, 1995. Although SASC has no present intention to do so, this arrangement may be terminated at any time.

SASC had previously agreed to reimburse Sentinel Tax-Free Income Fund for all operating expenses in excess of an annual rate of .75%. This voluntary reimbursement policy was terminated as of March 27, 1995. For the four months ended March 26, 1995, the total amount reimbursable was $66,467.

(3) Investment Transactions:

Purchases and sales of investment securities (excluding short-term obligations) for the year ended November 30, 1995 (except for Sentinel New York Tax-Free Income Fund and Sentinel Short-Intermediate Government Fund which is for the period March 27, 1995 to November 30, 1995) were as follows:

                     Purchases of                   Sales of
                      other than   Purchases of    other than
                         U.S.          U.S.           U.S.      Sales of U.S.
                      government    government     government    government
                      direct and    direct and     direct and    direct and
                        agency        agency         agency        agency
    Fund             obligations   obligations`   obligations    obligations
------------------- ------------- -------------- -------------  -------------

Emerg. Growth......  $ 57,849,186          ----   $ 76,264,398          ----
Growth.............    43,486,521          ----     45,068,868          ----
World..............    16,327,481          ----     13,358,139          ----
Common Stock.......   193,334,132          ----    294,622,804          ----
Balanced...........   131,102,756  $117,222,202    108,531,755  $140,942,446
Bond...............   134,143,937    84,899,581    107,545,765   111,965,844
Tax-Free...........   116,306,625          ----    119,427,248          ----
N.Y. Tax-Free......     1,442,219          ----      2,029,714          ----
Government.........          ----   374,438,744           ----   385,045,079
Short Int. Gov't. .          ----    30,509,903           ----    11,258,591

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

For Federal income tax purposes, the Company has capital loss carryforwards at November 30, 1995 as follows:

$109,718 and $14,633 (expiring in 2001 and 2002, respectively) for a total of $124,351 for the Sentinel Balanced Fund, $2,140,898 and $1,295,618 (expiring in 2001 and 2002, respectively) for a total of $3,436,516 for the Sentinel Bond Fund, $143,804 expiring in 2002 for the Sentinel Tax-Free Income Fund, $4,069 and $47,300 (expiring in 2002 and 2003, respectively) for a total of $51,369 for the Sentinel New York Tax-Free Income Fund, $3,586,497 expiring in 2002 for the Sentinel Government Securities Fund and $328,517, $619,379 and $142,166 (expiring in 2000, 2001 and 2002, respectively) for a total of $1,090,062 for the Sentinel Short-Intermediate Government Fund. During the year ended November 30, 1995, the Sentinel Common Stock Fund, the Sentinel Balanced Fund, the Sentinel Bond Fund, the Sentinel Tax-Free Income Fund, the Sentinel Government Securities Fund and the Sentinel Short-Intermediate Government Fund utilized $671,131, $325,133, $1,983,401, $1,604,746, $4,133,225 and $61,495 of capital loss carryforwards, respectively. It is unlikely that a capital gains distribution will be paid to shareholders of these Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire.

(4) Fund Shares:

At November 30, 1995, 2 billion shares of one cent par value were authorized, with 1.34 billion shares allocated to the various Funds. Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

                                        Shares                        Shares
                                      issued in                   issued in ex-      Net
                                     reinvestment                   change for     increase
                                     of dividends     Shares      net assets of   (decrease)
                         Shares        and dis-        reac-      other invest-   in shares
 Fund                     sold        tributions      quired        ment cos.    outstanding
--------------          -------       ----------      ------        ---------    -----------

Year Ended 11/30/95
Emerg. Growth.......     2,765,224      2,794,856      4,369,276       ----     1,190,804
Growth..............       381,710        530,174        464,496       ----       447,388
World...............     1,216,644         61,344      1,110,080       ----       167,908
Common Stock........     2,253,613      1,533,936      5,212,198  1,761,838       337,189
Balanced............     2,333,343        564,931      3,386,737    273,807      (214,656)
Bond................     3,095,605        800,012      6,008,278  5,126,048     3,013,387
Tax-Free............     1,503,210        275,430      2,099,049    343,701        23,292
N.Y. Tax-Free*......        86,231         12,949        158,731    514,574       455,023
Government..........     1,215,813        533,270      2,479,497       ----      (730,414)
Short-Int. Gov't.*..     2,233,440         70,060        994,380  1,578,443     2,887,563
U.S. Treas..........   150,294,330      3,499,174    148,430,713       ----     5,362,791


Year Ended 11/30/94
Emerg. Growth.......     2,179,858      3,683,106      5,176,506       ----       686,458
Growth..............       361,258         82,856        623,016       ----      (178,902)
World...............     2,545,798          9,966        684,762       ----     1,871,002
Common Stock........     2,190,571        655,621      3,441,746       ----      (595,554)
Balanced............     4,172,036        617,335      3,745,672       ----     1,043,699
Bond................     4,410,146      1,213,307      3,945,643       ----     1,677,810
Tax-Free............     1,840,783        360,663      2,219,247       ----       (17,801)
Government..........     2,211,868        693,121      4,579,345       ----    (1,674,356)
U.S. Treas..........   159,102,352      2,031,457    158,084,971       ----     3,048,838

*For the period March 27, 1995 to November 30, 1995.

(5) Post Retirement Benefits:

The Company provides certain health care and life insurance benefits to its retirees. At November 30, 1995 the projected obligation for such benefits had been accrued.

(6) Business Combinations:

On March 27, 1995 the following Funds acquired seven funds of The Independence Capital Group of Funds ("ICG") pursuant to a Plan of Reorganization approved by ICG shareholders on March 10, 1995. The acquisition was accomplished by a tax-free exchange, based on respective net asset values, as follows:

                                                        Sentinel
                           ICG             Sentinel     Value of        ICG                           ICG
  Sentinel                Merged            Shares       Shares        Shares        ICG           Unrealized
    Fund                   Fund             Issued       Issued      Exchanged      Value         Appreciation
--------------         ----------------   ----------   -----------  -----------   --------      ---------------

Common Stock........   Tot. Ret. Growth      871,123   $ 25,653,997   2,289,320    $25,653,997    $ 3,547,083
Common Stock........   Opportunities         890,715     26,240,738   2,491,973     26,240,738      2,064,874
                                                                                   -----------
     Common Stock  Fund Total                                                       51,894,735
                                                                                   -----------
Balanced............   Balanced              273,807      4,084,150     426,145      4,084,150        218,379
Bond................   Tot. Ret. Bond      5,126,048     31,075,198   3,219,052     31,075,198        532,802
Tax-Free Income.....   Muncipal Bond         343,701      4,493,940     415,491      4,493,940         99,091
NY Tax-Free Inc.....   NY Municipal Bond     514,574      5,759,369     514,574      5,759,369        118,593
Short-Inter. Gov't..   Short-Inter. Gov't. 1,578,443     15,218,556   1,578,443     15,218,556         36,677

                           ICG             Sentinel
                       Accumulated          Value
  Sentinel              Realized            before           Combined
    Fund                  Loss           Combination          Value
--------------         -----------      -------------      ----------
Common Stock........            $0              -                -
Common Stock........      (671,131)             -                -
                                          ------------     ------------
     Common Stock  Fund Total             $898,684,833     $950,579,568
                                          ------------     ------------
Balanced............      (314,647)        239,745,703      243,829,853
Bond................    (2,264,261)         84,932,093      116,007,291
Tax-Free Income.....       (18,067)        103,103,137      107,597,077
NY Tax-Free Inc.....        (4,069)                  0        5,759,369
Short-Inter. Gov't..    (1,151,557)                  0       15,218,556

Sentinel Group Funds, Inc.
Financial Highlights
Selected per share data and ratios.
Selected data for a share of capital stock outstanding throughout each fiscal period.

-------------------------------------------------------------------------------------
                                                 Income from Investment Operations
---------------------          -----------    --------------------------------------
                                       Net                  Net realized
                               asset value           Net             and       Total
                                        at    investment      unrealized        from
               Fiscal            beginning        income   gain(loss) on  investment
Fund           period            of period        (loss)     investments  operations
---------------------          -----------    --------------------------------------
Sentinel Emerging Growth
 9 Mo. to 11/30/93 (A)            $   6.49       $(0.06)        $   0.44     $  0.38
  Year Ended 11/30/94                 6.87        (0.04)            0.18        0.14
             11/30/95                 5.53         0.02             0.56        0.58
---------------------          -----------    --------------------------------------
Sentinel Growth
  Year Ended 11/30/91             $  14.06       $ 0.20         $   1.93     $  2.13
             11/30/92                15.99         0.11             3.07        3.18
             11/30/93                18.56         0.04            (0.28)      (0.24)
             11/30/94                17.51         0.05            (0.92)      (0.87)
             11/30/95                16.15         0.07             3.33        3.40
---------------------          -----------    --------------------------------------
Sentinel World
 9 Mo. to 11/30/93 (A)            $   9.56       $ 0.02         $   2.28     $  2.30
  Year Ended 11/30/94                11.86         0.08             0.89        0.97
             11/30/95                12.74         0.14             1.14        1.28
---------------------          -----------    --------------------------------------
Sentinel Common Stock
  Year Ended 11/30/91             $  23.61       $ 0.90         $   3.90     $  4.80
             11/30/92                26.78         0.90             3.44        4.34
             11/30/93                29.71         0.79             1.66        2.45
             11/31/94                29.63         0.83            (1.35)      (0.52)
             11/30/95                28.25         0.72             8.09        8.81
---------------------          -----------    --------------------------------------
Sentinel Balanced
  Year Ended 11/30/91             $  12.58       $ 0.77         $   1.37     $  2.14
             11/30/92                13.89         0.70             0.97        1.67
             11/30/93                14.82         0.59             0.80        1.39
             11/30/94                15.27         0.58            (1.12)      (0.54)
             11/30/95                14.08         0.58             2.78        3.36
---------------------          -----------    --------------------------------------
Sentinel Bond
  Year Ended 11/30/91             $   6.03       $ 0.50         $   0.40     $  0.90
             11/30/92                 6.43         0.46             0.13        0.59
             11/30/93                 6.56         0.41             0.46        0.87
             11/30/94                 6.90         0.39            (0.70)      (0.31)
             11/30/95                 5.85         0.42             0.64        1.06
---------------------          -----------    --------------------------------------
Sentinel Tax-Free Income
  Year Ended 11/30/91             $  12.26       $ 0.79         $   0.42     $  1.21
             11/30/92                12.68         0.76             0.47        1.23
             11/30/93                13.13         0.73             0.79        1.52
             11/30/94                13.81         0.68            (1.34)      (0.66)
             11/30/95                12.35         0.67             1.27        1.94
---------------------          -----------    --------------------------------------
Sentinel New York Tax-Free Income
 8 Mo. to 11/30/95 (B)            $  11.19       $ 0.36         $   0.53     $  0.89
---------------------          -----------    --------------------------------------
Sentinel Government Securities
  Year Ended 11/30/91             $   9.54       $ 0.74         $   0.50     $  1.24
             11/30/92                10.04         0.70             0.14        0.84
             11/30/93                10.18         0.62             0.42        1.04
             11/30/94                10.45         0.59            (1.04)      (0.45)
             11/30/95                 9.31         0.63             0.99        1.62
---------------------          -----------    --------------------------------------
Sentinel Short-Intermediate Government
 8 Mo. to 11/30/95 (B)            $   9.64       $ 0.40         $   0.20     $  0.60
---------------------          -----------    --------------------------------------
Sentinel U.S. Treasury Money Market
 9 Mo. to 11/30/93 (A)            $   1.00       $ 0.02         $   0.00     $  0.02
  Year Ended 11/30/94                 1.00         0.03             0.00        0.03
             11/30/95                 1.00         0.05             0.00        0.05
---------------------          -----------    --------------------------------------

                                       Less Distributions
---------------------        -----------------------------------------   ------------------------
                                         Distributions                           Net
                              Dividends           from                   asset value
                               from net       realized                            at        Total
               Fiscal        investment       gains on           Total        end of    return(C)
Fund           period            income    investments   distributions        period          (%)
---------------------        -----------------------------------------   ------------------------
Sentinel Emerging Growth
 9 Mo. to 11/30/93 (A)             -              -               -           $ 6.87         5.9++
  Year Ended 11/30/94              -             $1.48           $1.48          5.53         2.0
             11/30/95              -              0.91            0.91          5.20        12.2
---------------------        -----------------------------------------   ------------------------
Sentinel Growth
  Year Ended 11/30/91             $0.20           -              $0.20        $15.99        15.2
             11/30/92              0.16          $0.45            0.61         18.56        20.5
             11/30/93              0.04           0.77            0.81         17.51        (1.3)
             11/30/94              0.03           0.46            0.49         16.15        (5.1)
             11/30/95              0.05           2.57            2.62         16.93        24.9
---------------------        -----------------------------------------   ------------------------
Sentinel World
 9 Mo. to 11/30/93 (A)             -              -               -           $11.86        24.1++
  Year Ended 11/30/94             $0.03          $0.06           $0.09         12.74         8.2
             11/30/95              0.09           0.15            0.24         13.78        10.2
---------------------        -----------------------------------------   ------------------------
Sentinel Common Stock
  Year Ended 11/30/91             $0.93          $0.70           $1.63        $26.78        21.1
             11/30/92              0.91           0.50            1.41         29.71        16.7
             11/30/93              0.82           1.71            2.53         29.63         8.8
             11/31/94              0.80           0.06            0.86         28.25        (1.8)
             11/30/95              0.74           1.11            1.85         35.21        32.8
---------------------        -----------------------------------------   ------------------------
Sentinel Balanced
  Year Ended 11/30/91             $0.78          $0.05           $0.83        $13.89        17.5
             11/30/92              0.71           0.03            0.74         14.82        12.4
             11/30/93              0.58           0.36            0.94         15.27         9.7
             11/30/94              0.56           0.09            0.65         14.08        (3.6)
             11/30/95              0.59           0.01            0.60         16.84        24.4
---------------------        -----------------------------------------   ------------------------
Sentinel Bond
  Year Ended 11/30/91             $0.50           -              $0.50       $  6.43        15.6
             11/30/92              0.46           -               0.46          6.56         9.5
             11/30/93              0.41          $0.12            0.53          6.90        13.7
             11/30/94              0.39           0.35            0.74          5.85        (4.9)
             11/30/95              0.42           -               0.42          6.49        18.8
---------------------        -----------------------------------------   ------------------------
Sentinel Tax-Free Income
  Year Ended 11/30/91             $0.79           -              $0.79        $12.68        10.2
             11/30/92              0.76          $0.02            0.78         13.13        10.0
             11/30/93              0.73           0.11            0.84         13.81        11.9
             11/30/94              0.68           0.12            0.80         12.35        (5.1)
             11/30/95              0.67           -               0.67         13.62        16.0
---------------------        -----------------------------------------   ------------------------
Sentinel New York Tax-Free Income
 8 Mo. to 11/30/95 (B)            $0.36           -              $0.36        $11.72         8.1++
---------------------        -----------------------------------------   ------------------------
Sentinel Government Securities
  Year Ended 11/30/91             $0.74           -              $0.74        $10.04        13.5
             11/30/92              0.70           -               0.70         10.18         8.6
             11/30/93              0.60          $0.17            0.77         10.45        10.6
             11/30/94              0.58           0.11            0.69          9.31        (4.5)
             11/30/95              0.63           -               0.63         10.30        17.9
---------------------        -----------------------------------------   ------------------------
Sentinel Short-Intermediate Government
 8 Mo. to 11/30/95 (B)            $0.40           -              $0.40        $ 9.84         6.3++
---------------------        -----------------------------------------   ------------------------
Sentinel U.S. Treasury Money Market
 9 Mo. to 11/30/93 (A)            $0.02           -              $0.02        $ 1.00         1.7++
  Year Ended 11/30/94              0.03           -               0.03          1.00         3.1
             11/30/95              0.05           -               0.05          1.00         5.0
---------------------        -----------------------------------------   ------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------
                         Ratios/Supplemental Data
-------------------------------------------------------------------------        ----------
Ratio of net       Ratio of expenses to      Ratio of net                        Net assets
    expenses         average net assets        investment                            at end
  to average             before expense         income to       Portfolio         of period
  net assets             reductions (D)          avg. net        turnover              (000
         (%)                        (%)        assets (%)        rate (%)          omitted)
-------------------------------------------------------------------------        ----------
       1.52+                      1.52+            (1.01)+            61         $  105,176
       1.58                       1.58             (0.74)             46             88,420
       1.56                       1.60              0.26              79             89,321
-------------------------------------------------------------------------        ----------

       1.08                       1.08              1.22              25         $   55,598
       1.05                       1.05              0.63              28             63,664
       1.31                       1.31              0.22              12             57,833
       1.43                       1.43              0.30              58             50,447
       1.50                       1.54              0.42              84             60,446
-------------------------------------------------------------------------        ----------

       2.00+                      2.12+             0.41+*            66         $   16,872
       1.58                       1.58              0.62              30             41,970
       1.56                       1.63              0.79              32             47,702
-------------------------------------------------------------------------        ----------

       0.74                       0.74              3.41               9         $  620,179
       0.72                       0.72              3.13               5            688,309
       0.93                       0.93              2.68               9            897,836
       1.02                       1.02              2.82              15            839,335
       1.09                       1.10              2.29              22          1,057,944
-------------------------------------------------------------------------        ----------

       0.85                       0.85              5.70              32         $   90,580
       0.81                       0.81              4.86              38            120,700
       1.14                       1.14              3.88              72            229,632
       1.21                       1.21              3.97              66            226,328
       1.27                       1.29              3.77             110            267,103
-------------------------------------------------------------------------        ----------

       0.81                       0.81              8.06              77         $   43,447
       0.78                       0.78              7.03              83             58,106
       0.92                       0.92              5.98             147             83,387
       0.98                       0.98              6.34             133             80,487
       0.99                       1.03              6.81             237            108,755
-------------------------------------------------------------------------        ----------

       0.38                       0.73              6.37**            29         $   35,277
       0.50                       0.72              5.93**            48             55,538
       0.64                       0.90              5.41**            39            111,968
       0.75                       0.94              5.11**            92             99,935
       0.90                       0.99              5.06**           112            110,506
-------------------------------------------------------------------------        ----------

       1.22+                      1.29+             4.60+             32         $    5,332
-------------------------------------------------------------------------        ----------

       0.77                       0.77              7.52              14         $   45,734
       0.76                       0.76              6.90              79             68,293
       0.98                       0.98              6.06              97            134,749
       1.00                       1.00              5.95             149            104,457
       1.03                       1.04              6.50             367            108,100
-------------------------------------------------------------------------        ----------

       1.00+                      1.38+             6.07+***          58         $   28,417
-------------------------------------------------------------------------        ----------

       0.85+                      0.87+             2.20+****          -         $   72,252
       0.81                       0.81              3.01               -             75,301
       0.81                       0.82              4.83               -             80,664
-------------------------------------------------------------------------        ----------

(A)  Commenced operations March 1, 1993.
(B)  Commenced operations March 27, 1995.
(C) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total investment return.
(D) Expense reductions are comprised of the voluntary expense reimbursements and include in 1995 the earnings credits as described in Notes (2) and
     (1) H.
+    Annualized
++   Not annualized
 * Ratio of net investment income to average net assets would have been .29% in 1993, in the absence of a voluntary expense reimbursement.
** Ratio of net investment income to average net assets would have been 5.00% in 1995, 4.92% in 1994, 5.14% in 1993, 5.71% in 1992, and 6.02% in 1991, in
     the absence of a voluntary expense reimbursement.
*** Ratio of net investment income to average net assets would have been 5.76% in 1995, in the absence of a voluntary expense reimbursement.
**** Ratio of net investment income to average net assets would have been 2.18% in 1993, in the absence of a voluntary expense reimbursement.

Report of Independent Accountants

To the Shareholders and Board of Directors of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Emerging Growth Fund, Sentinel Growth Fund, Sentinel World Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short-Intermediate Government Fund and Sentinel U.S. Treasury Money Market Fund (constituting Sentinel Group Funds, Inc., hereafter referred to as the "Fund") at November 30, 1995, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
December 20, 1995

[PHOTO OF KENNETH J. HART APPEARS HERE]

Kenneth J. Hart
Manager,

Sentinel Pennsylvania Tax-Free Trust

Sentinel Pennsylvania Tax-Free Trust seeks a high level of current income and stability of principal through investments in obligations issued by the Commonwealth of Pennsylvania and its agencies and authorities, which are exempt from federal and Pennsylvania state income taxes.

                     Sentinel Pennsylvania Tax-Free Trust

For the fiscal year ended November 30, 1995, the Sentinel Pennsylvania Tax-Free Trust had a total return of 14.8% compared to 18.9% for the Lehman Municipal Bond Index. During this same period, the average Lipper Intermediate Municipal Debt Fund returned 13.8%.

Investors in tax-exempt securities were rewarded with solid investment returns throughout 1995. The pace of economic activity moderated while inflation remained low, setting the stage for a powerful bond market rally. Municipal interest rates declined 140 basis points as measured by the Bond Buyer Revenue Bond Index. Trading activity focused on maintaining the Trust's income stream and interest rate sensitivity in a declining interest rate environment. A dramatic decrease in the cost of municipal bond insurance has significantly increased its use on new debt issued by Pennsylvania authorities. The Trust's quality profile reflects this trend as over 50% of the portfolio is covered by bond insurance which is rated Aaa/AAA. The high quality of the Trust provides shareholders with safety of principal and good liquidity in changing interest rate environments.

We believe the fundamental outlook for the economy and interest rates remains favorable for fixed income investors. The current level of interest rates, combined with low inflation, provides investors a high real rate of interest, which in the case of municipals is sheltered from federal income taxes. Currently, municipal securities are inexpensive on a historical basis when compared to Treasuries because of investors' concerns regarding the potential for reforms of the federal income tax code. Many market professionals, including ourselves, believe that a radical change to the tax code in the near future is unlikely and, therefore, investors in municipal securities are being fairly compensated in light of this uncertainty.

In this environment, we will continue to search out opportunities in the Pennsylvania tax-exempt market. The Sentinel Pennsylvania Tax-Free Trust will be positioned to protect capital and provide shareholders with a relatively high level of current income exempt from Pennsylvania state and federal income taxation.

/s/ Kenneth J. Hart

Kenneth J. Hart

--------------------------------------------------------------------------------
Sentinel Pennsylvania Tax-Free Trust Performance
10/14/86 inception through 11/30/95

                 Lipper Intermediate                        Sentinel
                     Municipal         Lehman Municipal    Pennsylvania
                   Fund Average           Bond Index*     Tax-Free Trust
 10/14/86                                                    $ 9,500
  Oct-86           $10,000 label           $10,000 label     $ 9,568
  Oct-87           $11,236                 $ 9,917           $ 9,061
  Oct-88           $12,468                 $11,361           $10,679
  Oct-89           $13,258                 $12,292           $11,464
  Oct-90           $14,129                 $13,194           $12,032
  Oct-91           $15,578                 $14,799           $13,370
  Oct-92           $16,733                 $16,041           $14,496
  Oct-93           $18,735                 $18,300           $16,207
  Oct-94           $18,252                 $17,502           $15,536
  Oct-95           $20,041                 $20,100           $17,240
  Nov-95           $20,451                 $20,434           $17,563

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

-------------------------------------------
Average Annual
Total Return
Through 11/30/95

                       w/sales    w/o sales
Period                 charge+     charge
 1 Year                 9.0%       14.8%
-------------------------------------------
 5 Years                6.3%        7.4%
-------------------------------------------
Since
Inception*              6.4%        7.0%
-------------------------------------------

*10/14/86
+Sales charge applicable to year of initial investment.

Sentinel Pennsylvania Tax-Free Trust
Investment in Securities
at November 30, 1995

------------------------------------------------------------------------
                                         Principal Amount      Value
                                            (M=$1,000)        (Note 1)
------------------------------------------------------------------------
BONDS 99.9%
PENNSYLVANIA  90.9%
Allegheny County Hospital
  6.00%, 10/01/03 (FGIC)                      1000M         $ 1,089,650
Allegheny County G/O
  5.375%, 06/01/13 (FGIC)                     1175M           1,180,617
Allegheny County Institution G/O
  7.30%, 04/01/09 (MBIA)                      1000M           1,107,540
Armstrong County Hospital Auth.
  6.25%, 06/01/13 (AMBAC)                     1200M           1,265,364
Beaver County Industrial Dev. Auth.
  7.75%, 09/01/24                              500M             538,605
Berks County G/O
  7.25%, 11/15/20 (FGIC)                      1000M           1,146,310
Chester County Health & Welfare
  5.50%, 05/15/15                             1000M             976,630
Delaware County Coll Rev. Auth.
  7.375%, 11/15/20 (MBIA)                      500M             575,910
Erie Higher Educ. Building Auth.
  7.85%, 09/15/19                              500M             562,160
Lancaster County, Pa Hospital Auth.
  5.50%, 11/15/14 (AMBAC)                     1600M           1,588,768
Lehigh County G/O
  5.125%, 11/15/11 (FGIC)                     1500M           1,453,095
Lehigh County General Purpose
  7.25%, 01/01/10 (FGIC)                      1000M           1,082,390
  9.00%, 07/01/15                              500M             546,855
Lehigh County Industrial Dev. Auth.
  6.40%, 11/01/21 (MBIA)                      1000M           1,068,440
Lycoming County Hospital Auth.
  5.25%, 11/15/15 (CLIC)                      2000M           1,893,500
Montgomery County Higher Educ. & Health
  8.30%, 06/01/10                              500M             587,315
Pennsylvania Higher Educ. Facs.
  7.20%, 07/01/19 (MBIA)                      1000M           1,086,490
Pennsylvania Housing Finance Agency
  8.00%, 04/01/16                             1000M           1,040,410
Pennsylvania Intergovernmental CO-OP Auth.
  5.75%, 06/15/15 (MBIA)                      1000M           1,009,090
Pennsylvania State G/O
  6.25%, 07/01/11                             1500M           1,668,330
Pennsylvania State Industrial Dev. Auth.
  5.80%, 07/01/09 (AMBAC)                     1000M           1,063,870
Pennsylvania State Turnpike Commn.
  7.20%, 12/01/17 (FGIC)                      1000M           1,161,410
Pennsylvania Trafford School Dist.
  5.90%, 05/01/11 (MBIA)                      1000M           1,045,040
Philadephia Municipal Auth.
  7.80%, 04/01/18 (FGIC)                        45M              49,520
Philadephia Regional Port. Auth.
  7.125%, 08/01/10 (MBIA)                      250M             279,490
  7.15%, 08/01/20 (MBIA)                       250M             279,752
Philadelphia School District
  5.50%, 09/01/25 (AMBAC)                     1500M           1,480,380
Philadelphia Water & Waste
  7.50%, 08/01/10                              500M             583,265
  6.25%, 08/01/11 (MBIA)                      1000M           1,110,300
  6.25%, 08/01/12 (MBIA)                       500M             552,660
  5.00%, 06/15/19 (MBIA)                      1000M             926,970
  5.25%, 06/15/23 (MBIA)                      1000M             956,540
Scranton Lackawanna Health & Welfare
  7.875%, 07/01/10 (MBIA)                      500M             546,250
Westmoreland Cnty Municipal Auth.
  0.00%, 08/15/18 (FGIC)                      1000M             276,220
                                                            -----------
                                                             31,779,136
                                                            -----------
PUERTO RICO 9.0%
Puerto Rico Buildings Auth.
  5.70%, 07/01/09                             1000M           1,034,390
Puerto Rico Commonwealth
  Hwy & Transport
  5.50%, 07/01/13 (FSA)                       1000M           1,027,260
Puerto Rico Electric Power Auth.
  6.125%, 07/01/09                            1000M           1,093,300
                                                            -----------
                                                              3,154,950
                                                            -----------
TOTAL BONDS
  (Cost $32,472,816)                                         34,934,086
                                                            -----------

SHORT-TERM INVESTMENTS  3.4%
PNC PA Municipal Money Market Fund
  (Cost $1,200,000)                           1200M           1,200,000
                                                            -----------
TOTAL INVESTMENTS
  (Cost $33,672,816)*                                        36,134,086

EXCESS OF LIABILITIES
  OVER OTHER ASSETS (3.3%)                                   (1,158,989)
                                                            -----------
NET ASSETS                                                  $34,975,097
                                                            ===========

-------------------------------
* Also cost for federal income tax purposes. At November 30, 1995, net unrealized appreciation for federal income tax purposes aggregated $2,461,270 all of which is related to appreciated securities.

   The following abbreviations are used in portfolio descriptions:

   (AMBAC) - Guaranteed by American Municipal Bond Association Corp.
   (CLIC) - Guaranteed by Connie Lee Insurance Co.
   (FGIC) - Guaranteed by Financial Guaranty Insurance Co.
   (FSA) - Guaranteed by Financial Security Assurance Inc.
   (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp. G/O - General Obligation Bond

                                              See Notes to Financial Statements.


SENTINEL PENNSYLVANIA TAX-FREE TRUST
STATEMENT OF ASSETS AND LIABILITIES

at November 30, 1995
-----------------------------------------------------------------
ASSETS
Investments at value                               $36,134,086
Cash and cash equivalents                               48,019
Receivable for securities sold                         997,645
Receivable for fund shares sold                         66,882
Receivable for interest                                588,469
Receivable from fund administrator                     116,978
                                                   -----------
  Total Assets                                      37,952,079
                                                   -----------

LIABILITIES
Payable for securities purchased                     2,932,562
Accrued expenses                                         9,245
Management fee payable                                  15,654
Distribution fee payable                                 9,438
Fund service fee payable                                10,083
                                                   -----------
  Total Liabilities                                  2,976,982
                                                   -----------
Net Assets Applicable to Outstanding Shares        $34,975,097
                                                   ===========
Shares Outstanding                                   2,610,707
Net Asset Value Per Share                               $13.40
Maximum Offering Price Per Share                        $14.11

NET ASSETS REPRESENT
No par value shares of beneficial
interest; authorized - unlimited shares
Paid-in-capital                                    $32,302,347

Accumulated undistributed net investment income          2,830
Accumulated net realized gain on investments           208,650
Unrealized appreciation of investments               2,461,270
                                                   -----------
NET ASSETS                                         $34,975,097
                                                   ===========
INVESTMENTS AT COST                                $33,672,816
                                                   ===========



SENTINEL PENNSYLVANIA TAX-FREE TRUST
STATEMENT OF OPERATIONS

For the Year Ended November 30, 1995
-----------------------------------------------------------------

INVESTMENT INCOME

Income:
Interest                                            $2,021,122
                                                    ----------

Expenses:
Management advisory fee                                182,103
Transfer agent and custodian                            57,678
Distribution expense                                    66,219
Accounting services                                     84,000
Professional fees                                       20,250
Reports and notices to shareholders                      3,239
Trustees' fees and expenses                             27,430
Other                                                    8,759
                                                    ----------
  Total Expenses                                       449,678
  Expense Reimbursement                               (116,978)
  Expense Offset                                       (12,678)
                                                    ----------
  Net Expenses                                         320,022
                                                    ----------
NET INVESTMENT INCOME                                1,701,100
                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized gain on sales of investments:                 722,772
Net change in unrealized appreciation                2,109,486
                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS      2,832,258
                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS          $4,533,358
                                                    ==========

See Notes to Financial Statements.

SENTINEL PENNSYLVANIA TAX-FREE TRUST
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      Year Ended     Year Ended
                                                        11/30/95       11/30/94
                                                      -----------    -----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                 $ 1,701,100    $ 1,602,490
Net realized gain (loss) on sales of investments          722,772       (115,394)
Net change in unrealized appreciation (depreciation)    2,109,486     (3,128,199)
                                                      -----------    -----------
Net increase (decrease) in net assets from operations   4,533,358     (1,641,103)
                                                      -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                             (1,698,270)    (1,602,490)
From paid-in capital                                         -            (7,662)
                                                      -----------    -----------
                                                       (1,698,270)    (1,610,152)
                                                      -----------    -----------

FROM CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                       3,128,263      2,754,234
Net asset value of shares issued in reinvestment
  of dividends and distributions                        1,157,477      1,077,466
                                                      -----------    -----------
                                                        4,285,740      3,831,700
Less: Payments for shares reacquired                   (3,317,531)    (3,856,155)
                                                      -----------    -----------
Increase (decrease) in net assets from capital
  share transactions                                      968,209        (24,455)
                                                      -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS FOR PERIOD      3,803,297     (3,275,710)
Net Assets: Beginning of period                        31,171,800     34,447,510
                                                      -----------    -----------
Net Assets: End of period                             $34,975,097    $31,171,800
                                                      ===========    ===========
Undistributed Net Investment Income
 at end of Period                                     $     2,830    $      -
                                                      ===========    ===========

See Notes to Financial Statements.

                         Notes to Financial Statements

(1) Significant Accounting Policies:

Sentinel Pennsylvania Tax-Free Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Trust.

A. Security Valuation: Investments in securities are valued on the basis of valuations provided by an independent pricing organization. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term tax-free notes are stated at cost, which approximates market value.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis and premiums are amortized. Cost of investments sold is determined on the basis of identified cost for both financial reporting and income tax purposes. The Trust invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of Pennsylvania.

C. Federal Income Taxes: It is the Trust's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Trust intends to distribute all of its taxable income to its shareholders; therefore, no federal excise tax or income tax provision is required.

D. Other: Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

(2) Distributions:

Realized gains from securities transactions, if any, will be distributed to shareholders prior to the end of each calendar year. At November 30, 1995 the Trust did not have any capital loss carryforwards for Federal income tax purposes. During the year ended November 30, 1995, the Trust utilized $514,122 of capital loss carryforwards.

Dividends from net investment income are declared and paid monthly and recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations.

(3) Trust Shares:

Transactions in Trust shares were as follows:


                                                   Year       Year
                                                   Ended      Ended
                                                 11/30/95   11/30/94
                                                 --------   --------

Shares sold.....................................  241,675    211,024
Shares issued to stockholders in reinvestment
of net investment income........................   89,664     82,835
                                                 --------   --------
                                                  331,339    293,859
Shares redeemed................................. (257,613)  (295,562)
                                                 --------   --------
Net increase (decrease).........................   73,726     (1,703)
                                                 ========   ========

(4) Investment Transactions:

Purchases and sales of securities other than short-term securities aggregated $29,444,442 and $26,057,235, respectively, during the year ended November 30, 1995.

(5) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co., ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK") an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Trust's investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Trust pays SAC a monthly fee determined as follows: 0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. The Agreement provides that if certain expenses incurred by the Trust in any fiscal year exceed the expense limitations imposed by any state's securities regulations, SAC will reimburse the Company for any such excess. No reimbursement was required for the year.

Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, is the principal underwriter ("Distributor") of the Trust's shares. SFSC receives a sales charge added to the net asset value received by the Trust on the sale of its shares. This compensation is not an expense of the Trust and does not affect its operating results. SFSC has advised the Trust that it received sales charges aggregating $118,310 for the year ended November 30, 1995. The Trust is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $1,558 after allowances of $7,160 to Equity Services, Inc., an affiliate of National Life, $54,077 to PML Securities Company, an affiliate of Provident Mutual, and $41,645 to other investment dealers. Allowances of $1,536 went to Hornor, Townsend & Kent, Inc. and $12,334 to Janney Montgomery Scott, Inc., affiliates of Penn Mutual, for the eight months ended November 30, 1995.

Each trustee who is not an employee of the adviser or an affiliated company is paid an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended. Such trustees are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation ("SAS Corp."), an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Trust receives trust accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Trust has contracted for with outside providers. Total fees for the year ended November 30, 1995 were $121,000.

Effective March 1, 1993 SASC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Trust and Sentinel Group Funds, Inc. (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. Sentinel Group Funds, Inc. is a series fund with eleven portfolios and together with the Trust make up the Sentinel Family of Funds. Although SASC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the year ended November 30, 1995 did not exceed 1.30% of its average daily net assets.

Effective March 27, 1995 thru May 14, 1995, SASC agreed to reimburse the Trust for expenses in excess of an annual rate of 1.00%. Effective May 15, 1995, SASC has agreed to reimburse the Trust for expenses in excess of an annual rate of
 .75%. For the eight months ended November 30, 1995 the total amount reimbursable was $116,978. This arrangement may be terminated at any time.

(6) Distribution Expenses:

On March 1, 1993, the Trust adopted a new distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Trust pays to the Distributor a monthly fee at the maximum annual rate of .20% of average daily net assets. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of the Trust, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occupancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promotion and selling shares of such Trust to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, any supplement thereto used in connection with the offering of such Trust's shares to the public, or any reports and other communications for the distribution to existing shareholders, and service fees (deferred commissions) paid to securities dealers who have executed a selling agreement with the Distributor. The Distributor will not be reimbursed for any unreimbursed eligible expenses in any future year.

SENTINEL PENNSYLVANIA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                    Year        Year        Eleven           Year Ended
                                                   Ended       Ended  Months Ended    -----------------------
                                                11/30/95    11/30/94     11/30/93*     12/31/92      12/31/91
                                               ---------   ---------  ------------    ---------     ---------
Net asset value at beginning
  of period                                    $   12.29   $   13.57     $   13.15    $   12.74     $   12.25
                                               ---------   ---------     ---------    ---------     ---------
Income from Investment Operations
Net investment income                               0.66        0.64          0.69         0.73          0.71
Net realized and unrealized
  gain (loss) on investments                        1.11       (1.28)         0.42         0.43          0.52
                                               ---------   ---------     ---------    ---------     ---------
Total from investment operations                    1.77       (0.64)         1.11         1.16          1.23
                                               ---------   ---------     ---------    ---------     ---------


Less Distributions
Dividends from net investment income                0.66        0.64          0.69         0.75          0.74
                                               ---------   ---------     ---------    ---------     ---------
Net asset value at end of period               $   13.40   $   12.29     $   13.57    $   13.15     $   12.74
                                               =========   =========     =========    =========     =========

Total Return (%)**                                  14.8        (4.9)          8.1++        9.4          10.3

Ratios/Supplemental Data
Ratio of net expenses to average
  net assets (%)                                    0.97        1.30          1.24+        1.16          1.27
Ratio of expenses to average net assets
   before expense reductions (%)***                 1.36        1.30          1.24+        1.16          1.27
Ratio of net investment income to average
  net assets (%)                                    5.14+++     4.84          5.07+        5.62          5.71
Portfolio turnover (%)                                80          56            23            1             8
Net assets at end of period (000 omitted)      $  34,975   $  31,172     $  34,448    $  33,669     $  32,667


  * As of March 1, 1993 Sentinel Advisors Co. became the investment advisor to the Trust.
 ** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total investment return.
*** Expense reductions are comprised of the voluntary expense reimbursements and include in 1995 the earnings credits as described in Notes (5) and (1) D.
  + Annualized
 ++ Not annualized
+++ Ratio of net investment income to average net assets would have been 4.78% in 1995, in the absence of a voluntary expense reimbursement.


                                              See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
SENTINEL PENNSYLVANIA TAX-FREE TRUST

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Pennsylvania Tax-Free Trust (the "Trust") at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the two years then ended and the eleven months ended November 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

The financial highlights of the Trust for the years ended December 31, 1992 and December 31, 1991 were audited by other independent accountants whose report dated February 3, 1993 expressed an unqualified opinion on those financial highlights.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
December 20, 1995

Federal Tax Status of Dividends and Distributions

During the fiscal year ended November 30, 1995, the Sentinel Funds paid the following dividends and distributions:


                              Net      Short-term  Long-term
                           Investment   Capital     Capital
                             Income       Gain       Gain
-------------------------- ----------  ----------  ---------

Emerging Growth...........       -          -       $ .90538
Growth....................    $.045         -        2.56774
World.....................     .086     $.09350       .05814
Common Stock..............     .737      .00106      1.10579
Balanced..................     .591         -         .00892
Bond......................     .423         -            -
Tax-Free Income...........     .666         -            -
N.Y. Tax-Free Income......     .359         -            -
Government Sec............     .626         -            -
Short-Inter. Government...     .398         -            -
U.S. Treas. MM............     .048         -            -
PA Tax-Free...............     .663         -            -

Each of the long-term capital gain distributions has been designated as a "capital gain dividend" under the Federal Internal Revenue Code. The December 1994, long-term capital gain was included on Form 1099-DIV for the 1994 calendar year.

For corporate shareholders, the percentage of the total dividends from net investment income from the fiscal year ended November 30, 1995 qualifying for the 70% dividend received deduction available to corporations are as follows:

Sentinel Emerging Growth Fund     20%
Sentinel Growth Fund              96%
Sentinel Common Stock Fund        93%
Sentinel Balanced Fund            28%

In January 1996 you will be sent 1995 Form 1099-DIV from the Sentinel Funds. The form will indicate the Federal income tax status of the dividends and capital gains distributions paid to you by check or credited to your account in additional shares during the calendar year 1995. The Internal Revenue Service requires us to file this information, and it must be reported by you on your Federal Income Tax Return for 1995. All of the dividends paid by the Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for Federal income tax purposes.

Privileges, Plans and Services for Shareholders

Open Account - Unless another distribution option is elected, an Open Account is automatically established for each new investor. In an Open Account, all income dividends and any capital gains distributions are reinvested in additional shares at net asset value and without charge.

Other Distribution Options - Upon written notice to Sentinel Administrative Service Company, you may elect one of the following options:

1. Receive dividends in cash and reinvest any capital gains distributions in additional shares of any of the Sentinel Funds at net asset value.

2.   Receive both dividends and capital gains in cash.

3. Reinvest both dividends and capital gains in another Sentinel Fund at net asset value.

Automatic Investment Plan - This service, provided without charge, enables you to make regular investments of $50 or more by means of an automatic checking account debiting service via the ACH (Automated Clearing House) network. Information and the application necessary to establish this plan are included in the prospectus. A separate folder and application are also available from Sentinel Administrative Service Company, or from your investment dealer.

Systematic Withdrawal Plan - This plan enables you to receive a check once per month, during any months of the year you specify, for a dollar amount that you specify. Note that this plan is available only to those who own, or are purchasing, at least $5,000 worth of shares of one or more of the Sentinel Funds, except Sentinel U.S. Treasury Money Market Fund, as determined by the current offering price. Payments may be made to you, your bank, or other payee as requested on the application. Under the Systematic Withdrawal Plan, all dividends and distributions are automatically reinvested at net asset value and payments are made from the proceeds of redeemed shares.

Bond, Tax-Free Income, New York Tax-Free Income, Government Securities, Short-Intermediate Government, U.S. Treasury Money Market and Pennsylvania Tax-Free Fund Check Writing Service - This special feature of the Sentinel Bond Fund, the Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund, the Sentinel Government Securities Fund, the Sentinel Short-Intermediate Government Fund, the Sentinel U.S. Treasury Money Market Fund and the Sentinel Pennsylvania Tax-Free Trust enables you to draw checks (minimum amount $500 except for the

U.S. Treasury Money Market Fund which is $250) on your account through Investors Fiduciary Trust Co. There is currently no fee for this service. Please note that this service is not available to IRA, Keogh, 403(b) or other fiduciary accounts. Information and applications are available by contacting Sentinel Funds Investor Services at (800) 282-FUND (3863).

Exchange Privilege - The Exchange Privilege is designed to add flexibility to your investment program by enabling you to exchange all or part of your shares in one Sentinel Fund for shares of another Fund in the family without payment of any additional sales charge. The exception to no additional sales charge is when shares are exchanged from the U.S. Treasury Money Market Fund to another Sentinel Fund, a sales charge will be imposed unless the assets in the U.S. Treasury Money Market Fund were in another Sentinel Fund and were previously subject to a sales charge. Shares being exchanged into another Fund must have a value of at least $500 (the minimum investment required to open a new account) unless you already have an account in that Fund. Shares being exchanged must have been in the account a minimum of 15 calendar days (90 days in the case of funds initially invested in the Sentinel Short-Intermediate Government Fund or exchanged into such Fund from funds initially invested in the Sentinel U.S. Treasury Money Market Fund). Account registrations must be identical. Exchanges may be made by calling toll-free, (800) 282-FUND (3863), or by writing Sentinel Funds, P. O. Box 1499, Montpelier, Vermont 05601-1499. Note that an exchange is a taxable transaction for federal income tax purposes.

Reinstatement Privilege - A shareholder who redeems all or part of an account may reinvest all or part of the redemption proceeds at the then current net asset value if a written request to the Fund is received or postmarked within 90 days after the date of the redemption. Sentinel Short-Intermediate Government Fund shareholders who have held their shares for 90 days or less, however, may only use this reinstatement privilege to reinvest in the Short-Intermediate Government Fund. In general, this privilege may be exercised only once by a shareholder.

Telephone Redemption - Up to $1,000,000 in funds may be redeemed by telephone upon completion of the appropriate section of the Application, or subsequent submission of such, with proper signature guarantee. Under this service, proceeds may either be sent to the address of record or a pre-designated bank. A signature guarantee is required on any change in redemption instructions as well as a 30 day waiting period for changes to become effective. To redeem shares by telephone, you may call (800) 282-FUND (3863).

Tax-Deferred Retirement Plans - Shares of Sentinel Group Funds may be purchased by all types of tax-deferred retirement plans, including self-employed individuals and partnerships ("Keogh"), Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations) and other corporate pension and profit-sharing plans. Consult your tax advisor for details.

Please refer to the prospectus for complete details regarding these privileges, plans and services.

                        DIRECTORS/TRUSTEES AND OFFICERS

SENTINEL GROUP FUNDS, INC. AND
SENTINEL PENNSYLVANIA TAX-FREE TRUST

KENISTON P. MERRILL
Chairman and Chief Executive Officer
Executive Vice President,
National Life Insurance Company

JOSEPH M. ROB
President
Chairman and Chief Executive Officer,
Equity Services, Inc.

RICHARD J. BORDA
Director/Trustee
Former Vice Chairman,
National Life Insurance Company

DR. KALMAN J. COHEN
Director/Trustee
Distinguished Bank Research
Professor, Emeritus
The Fuqua School of Business,
Duke University

RICHARD D. FARMAN
Director/Trustee
President and Chief Operating Officer,
Pacific Enterprises

JOHN D. FEERICK
Director/Trustee
Dean, Fordham University
School of Law

RICHARD I. JOHANNESEN, JR.
Director/Trustee
Former Vice President and Manager -
Bond Market Research Department,
Salomon Brothers Inc.

ROBERT B. MATHIAS
Director/Trustee
Sports Consultant;
former U.S. Congressman

DEBORAH G. MILLER
Director
Vice President,
Digital Equipment Corporation

STANLEY R. REBER
Director/Trustee
Executive Vice President,
Provident Mutual
Life Insurance Company

SUSAN M. STERNE
Director/Trustee
President, Economic Analysis
Associates, Inc.

JOHN M. GRAB, JR.
Vice President

MARVIN ABER
Vice President and Treasurer

THOMAS P. MALONE
Assistant Treasurer

D. RUSSELL MORGAN
Secretary






INVESTMENT ADVISER
Sentinel Advisors Company

PRINCIPAL UNDERWRITER
Sentinel Financial Services Company

Counsel
Brown & Wood

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

CUSTODIAN AND DIVIDEND PAYING AGENT
Investors Fiduciary Trust Company

TRANSFER AGENT, SHAREHOLDER SERVICING AGENT AND ADMINISTRATOR
Sentinel Administrative Service Company


This report is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

A BRIEF HISTORY

The Sentinel Family of Funds is one of America's oldest fund families. Its largest member, Sentinel Group Funds, Inc., was originally incorporated as Group Securities, Inc. in the state of Delaware on December 3, 1933. Designed as a series type of investment company, its main objectives were to offer shareholders the benefits of "group security investing" along with the ability to invest in individual industries or industrial groups readily and conveniently, each in the form of a single stock.

Shares of 17 individual classes of stock were first offered to the public at $1.10 per share on January 12, 1934 - virtually at the bottom of the Great Depression.

Following several additions and deletions, 21 classes of stock were maintained for an extended period of time. Subsequent consolidations, mergers and name changes combined the classes of stock into what are today the two original remaining funds in Sentinel Group Funds, Inc., Sentinel Common Stock Fund and Sentinel Balanced Fund. Sentinel Growth Fund and Sentinel Bond Fund were organized by National Life Insurance Company in 1969 and merged into the Sentinel Group in 1978. Two more additions, Sentinel Government Securities Fund and Sentinel Tax-Free Income Fund, were introduced on September 2, 1986 and October 1, 1990, respectively.

In May, 1981, Sentinel Cash Management Fund, Inc. was organized as a no-load money market fund. The "Cash Fund" was also organized as a series fund, and was designed to operate independently of Sentinel Group Funds, Inc., while at the same time sharing the Group's management, distribution, transfer agent and other servicing and administrative arrangements.

On March 1, 1993, National Life Insurance Company and Provident Mutual Life Insurance Company of Philadelphia entered into a joint venture arrangement which resulted in the merging of the nine ProvidentMutual Funds into the Sentinel Family of Funds. With the merger, three new classes of stock were added to Sentinel Group Funds, Inc., and a fourth new member of the broader Sentinel Family of Funds was added. The three new members of Sentinel Group Funds, Inc. are Sentinel Emerging Growth Fund, Sentinel World Fund and Sentinel U.S. Treasury Money Market Fund. The fourth new member of the Sentinel Family of Funds is Sentinel Pennsylvania Tax-Free Trust (the "Trust"). The Trust operates as a separate investment company with respect to Sentinel Group Funds, Inc., but shares management, distribution, fund accounting, transfer agent and other arrangements with the Sentinel Group.

Also on March 1, 1993, Sentinel Cash Management Fund, Inc. was merged into the Sentinel U.S. Treasury Money Market Fund.

On March 27, 1995, Penn Mutual Life Insurance Company joined National Life Insurance Company and Provident Mutual Life Insurance Company in their mutual fund operation. This resulted in the merging of seven funds of The Independence Capital Group of Funds into Sentinel Group Funds, Inc., and the creation of two new classes of stock - Sentinel New York Tax-Free Income Fund and Sentinel Short-Intermediate Government Fund.

The twelve funds in the Sentinel Family of Funds, which includes the eleven funds in Sentinel Group Funds, Inc., and the Sentinel Pennsylvania Tax-Free Trust, now represent net assets of $2.0 billion which are managed on behalf of approximately 99,500 individual, corporate and institutional shareholders located across the country and around the world. Shares are distributed by registered representatives and independent broker/dealers through Sentinel Financial Services Company, an affiliate of the partnership between National Life, Provident Mutual and Penn Mutual. Sentinel Advisors Company and Sentinel Administrative Service Company, which are also affiliates of the partnership, provide respective investment management and shareholder services to the funds.

[LOGO OF SENTINEL FAMILY OF FUNDS APPEARS HERE]

SENTINEL FAMILY
OF FUNDS
Integrity Since 1934

Sentinel Emerging Growth Fund
Sentinel Growth Fund
Sentinel World Fund
Sentinel Common Stock Fund
Sentinel Balanced Fund
Sentinel Bond Fund
Sentinel Tax-Free Income Fund
Sentinel New York Tax-Free Income Fund
Sentinel Government Securities Fund
Sentinel Short-Intermediate Government Fund
Sentinel U.S. Treasury Money Market Fund

Sentinel Pennsylvania Tax-Free Trust




Distributed by
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604